                                                                    EXHIBIT 10.2

                      LANDLORD'S CONSENT TO SECOND SUBLEASE

                                  June 2, 1999



Charter Behavioral Health Systems, LLC
577 Mulberry Street
P.O. Box 209
Macon, Georgia  31201
Attention:  Mr. Bill Terry, Senior Director, General Office Services

RE:      (1)      Prime Lease:

                  (A)  Landlord:    Sanctuary Park Realty Holding Company, a
                                    Delaware corporation

                  (B)  Tenant:      TheraTx, Incorporated, a
                                    Delaware corporation n/k/a Vencare Rehab
                                    Services, Inc.

                  (C)  Prime Lease: Lease, dated April 25, 1995, between
                                    Regency Park West Associates, L.P., a
                                    Georgia limited partnership, as "Landlord,"
                                    and Tenant, as "Tenant"; as amended by: (a)
                                    that certain First Amendment to Lease (the
                                    "First Amendment"), dated October 25, 1995,
                                    (b) that certain Second Amendment to Lease
                                    (the "Second Amendment"), dated August 12,
                                    1996, and (c) that certain Third Amendment
                                    to Lease (the "Third Amendment"), dated
                                    March 12, 1997 (the Lease, as amended by the
                                    First Amendment, the Second Amendment and
                                    the Third Amendment, is hereinafter
                                    collectively referred to as the "Lease").

         (2)      Sublease:

                  (A) Sublessor: TheraTx, Incorporated, a Delaware corporation n/k/a Vencare Rehab Services, Inc.

                  (B) Sublessee: Charter Behavioral Health Systems, LLC, a Delaware limited liability company ("Sublessee")

                  (C) Sublease: Sublease dated April 30, 1998, between TheraTx, Incorporated and Charter Behavioral Health Systems, LLC, a copy of which is attached hereto as Exhibit "A" and by this reference made a part hereof.

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June 2, 1999
Charter Behavorial Health Systems, LLC


         (3)      Second Sublease:

                  (A)   Second       Charter Behavioral Health Systems, LLC, a
                        Sublessor:   Delaware limited liability company
                                     ("Second Sublessor")

                  (B)   Second:      Witness Systems, Incorporated, a Delaware
                        Sublessee    corporation ("Second Sublessee")

                  (C)   Second:      Second Sublease Agreement, dated May 28,
                        Sublease:    1999, a copy of which is attached hereto as
                                     Exhibit "B" and by this reference made a part hereof (the "Second Sublease")

--------------------------------------------------------------------------------

Gentlemen:

Landlord has succeeded to the interest of Regency Park West Associates, L.P., as "Landlord" under the Prime Lease. In accordance with your request, when and only when executed below by Landlord and Sublessor, Landlord and Sublessor shall hereby grant their consent (this "Consent") to the execution and delivery of the Second Sublease, subject to the following terms and conditions:

1. This Consent shall not be assignable without the express written consent of Landlord, Sublessor, Sublessee and Second Sublessor.

2.       Nothing herein contained:

         (a) shall operate as a representation or a warranty by Landlord or Sublessor; or

         (b) shall be deemed or construed to modify, waive, impair or affect any of the provisions, covenants, agreements, terms or conditions contained in the Prime Lease and/or the Sublease, or to waive any present or future breach thereof, or any of Tenant's obligations under the Prime Lease and/or Sublessee's obligations under the Sublease, or any right or remedy of Landlord against Tenant under the Prime Lease and/or Sublessor's right or remedy against the Sublessee under the Sublease or otherwise, or to enlarge or increase Landlord's obligations or Tenant's rights under the Prime Lease or to enlarge or increase Sublessor's obligations or Sublessee's rights under the Sublease or otherwise; or

         (c) shall create any privity of contract between Second Sublessee and Landlord and/or Second Sublessee and Sublessor, except as set forth herein.

3. The Second Sublease is and shall remain subject and subordinate at all times to all of the provisions, covenants, agreements, terms and conditions contained in the Prime Lease and the Sublease, and to all renewals, modifications, replacement and extensions thereof

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June 2, 1999
Charter Behavorial Health Systems, LLC


         acknowledged and consented to, in writing by Landlord, Sublessor, Second Sublessor and Second Sublessee.

4. Notwithstanding anything to the contrary in the Second Sublease, this Consent shall not be deemed or construed as a Consent by Landlord and/or Sublessor to, or as permitting, any other or further leasing or subleasing by Tenant, Second Sublessor or anyone claiming under or through Tenant or Second Sublessor (including, without limitation, Second Sublessee), and no other or further lease or sublease of the premises demised by the Second Sublease (the "Second Subleased Space") or any part thereof, or any assignment of the Second Sublease, or a modification of the Second Sublease, shall be made by Tenant, Second Sublessor or anyone claiming under or through Tenant, Second Sublessor (including, without limitation, Second Sublessee), without Landlord's and Sublessor's prior written consent in each instance as set forth in the Prime Lease and the Sublease.

5. Nothing contained in this Consent or in the Second Sublease shall be deemed to create any landlord-tenant or other relationship between Landlord and Second Sublessee or Sublessor and Second Sublessee. Except as may be set forth in the Prime Lease and the Sublease, Landlord and Sublessor shall have no obligation whatsoever under the Second Sublease.

6. Except to the extent permitted in the Prime Lease and the Sublease, nothing in this Consent shall be deemed to constitute Landlord's nor Sublessor's consent to any signage, alterations, installations or improvements, if any, specified in the Second Sublease. All such requests for approval shall be submitted to a approved by the Property Manager, Jones Lang LaSalle Management Services, Inc. All construction necessary to prepare the Second Subleased Space by Second Subleases is subject to Landlord's and Sublessor's approval. All such construction must be designed by architects and engineers approved by Landlord and Sublessor and performed by contractors and subcontractors approved by Landlord and Sublessor. All such design and construction must meet all applicable building, fire and safety codes. Second Sublessor and Second Sublessee acknowledge that the Second Subleased Space is located on a floor of the building which is presently designed as a single tenant floor. Subdivision of such floor into a multi-tenant floor will require the installation of fire rated walls and other safety and code related changes. Landlord reserves the right by written notice to Second Sublessor and Second Sublessee to require the removal of all such improvements by the Second Sublessor and Second Sublessee at the end of the term of the Second Sublease.

7. In the event of any inconsistency in the terms and conditions of this Consent and the terms and conditions of the Second Sublease, the terms and conditions of this Consent shall govern.

8. Subject to the terms of Section 9 and 10 of this Consent, upon the expiration or any earlier termination of the term of the Prime Lease or the Sublease, or in case of the surrender of the Prime Lease by Tenant to Landlord, or Sublessee to Sublessor, the Second Sublease and its term shall expire and come to an end as of the effective date of

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June 2, 1999
Charter Behavorial Health Systems, LLC



         such expiration, termination or surrender of the Prime Lease or Sublease, and Second Sublessee shall vacate the Second Subleased Space on or before such date. In the event that Second Sublessee fails to vacate the Second Subleased Space on or before such expiration of the Second Sublease, Landlord and Sublessor shall be entitled to all the rights and remedies available to a landlord against a tenant holding over after the expiration of the term as set forth in the Prime Lease and/or the Sublease.

9. In the event that the Prime Lease shall expire or terminate during the term of the Second Sublease for any reason other than condemnation or destruction by fire or other cause, Landlord may elect, in its sole discretion, but without any obligation to do so, to continue the Second Sublease with the same force and effect as if Landlord, as landlord, and Second Sublessee, as tenant, had entered into a lease as of such effective date for a term equal to the then unexpired term of the Second Sublease, and containing the same terms and conditions as those contained in the Second Sublessee, and Second Sublessee shall attorn to Landlord and Landlord and Second Sublessee shall have the same rights, obligations and remedies thereunder as were had by Tenant (as Sublessor) and Second Sublessee thereunder prior to such effective date, respectively, except that in no event shall Landlord be: (a) liable for any act or omission by Tenant or Second Sublessor; (b) subject to any offsets or defenses which Second Sublessee had or might have had against Tenant or Second Sublessor; (c) bound by any rent or additional rent or other payment paid by Second Sublessee to Tenant or Second Sublessor in advance; or (d) bound by any amendment to the Second Sublease not consented to in writing by Landlord.

10. In the event that the Sublease shall expire or terminate during the term of the Second Sublease for any reason other than condemnation or destruction by fire or other cause, Sublessor may elect, in its sole discretion, but without any obligation to do so, to continue the Second Sublease with the same force and effect as if Sublessor, as landlord, and Second Sublessee, as tenant, had entered into a lease as of such effective date for a term equal to the then unexpired term of the Second Sublease and containing the same terms and conditions as those contained in the Second Sublease, and Second Sublessee shall attorn to Sublessor and Sublessor and Second Sublessee shall have the same rights, obligations and remedies thereunder as were had by Sublessee (as Second Sublessor) and Second Sublessee thereunder prior to such effective date, respectively, except that in no event shall Sublessor be: (a) liable for any act or omission by Second Sublessor; (b) subject to any offsets or defenses which Second Sublessee had or might have had against Second Sublessor; (c) bound by any rent or additional rent or other payment paid by Second Sublessee to Second Sublessor in advance; or (d) bound by any amendment the Second Sublease not consented to in writing by Sublessor.

11. This Consent is expressly conditioned upon the Second Subleased Space being used by Second Sublessee solely for the purposes set forth in Paragraph 5(a) of the Prime Lease and for no other purposes.

12. Prior to Second Sublessee's occupancy of the Second Subleased Space, Second Sublessor shall submit to Landlord and Sublessor evidence of insurance certifying Second Sublessee's compliance with applicable provisions of the Prime Lease.

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June 2, 1999
Charter Behavorial Health Systems, LLC


13. Second Sublessor agrees to reimburse Landlord and Sublessor for legal fees and any other costs incurred by Landlord and Sublessor in connection with its review of the Second Sublease and the giving of this Consent. Second Sublessee agrees that, prior to taking occupancy of the Second Subleased Space, it will request that Landlord rekey all exterior and interior doors in the Second Subleased Space which currently have locks and will reimburse Landlord for its reasonable, actual expenses for such rekeying of the Second Subleased Space.

14. Notwithstanding anything to the contrary in the Sublease and Second Sublease, Tenant shall remain primarily liable to Landlord for any breaches or liabilities and obligations of "Tenant" under the Prime Lease and likewise, Sublessee shall remain liable to Sublessor for any breaches or liabilities and obligations under the Sublease.

15. Second Sublessor and Second Sublessee hereby jointly and severally agree to indemnify, defend and hold Landlord and Sublessor harmless from and against any claims made by any broker or finder for a commission or fee in connection with the Second Sublease.

16. This Consent may be executed in any number of counterparts, any one of which shall be deemed an original, and all of which shall constitute one and the same agreement.

17. Upon the return to Landlord of an executed an unaltered original hereof with the signatures of Tenant, Second Sublessor and Second Sublessee thereon, Landlord will consider this letter as a request from Second Sublessor and Second Sublessee for approval of the Second Sublease, and, if Landlord approves the Second Sublease, it will execute this Consent where indicated below and this Consent shall, upon delivery to Sublessor and Second Sublessor, be deemed to be the binding obligation of each party in respect of all matters herein required on the part of each such party to be done or performed. This Consent shall not be effective and Landlord shall not be bound by the terms of this Consent unless and until this Consent is executed by Landlord and delivered to Sublessor and Second Sublessor.

                                         Very truly yours,

                                         SANCTUARY PARK REALTY HOLDING
                                         COMPANY, a Delaware corporation



                                         By:  [/s/ Illegible]
                                            -----------------------------------
                                            Name:  [Illegible]
                                                 ------------------------------
                                            Title: [Illegible]
                                                 ------------------------------
                                         Date:
                                              ---------------------------------

                     (Signature Continued on Following Page)

Page 6
June 2, 1999
Charter Behavorial Health Systems, LLC



READ, ACCEPTED AND AGREED TO BY TENANT, SUBLESSEE/SECOND SUBLESSOR, AND SECOND
SUBLESSEE:

TENANT/SUBLESSOR:

THERATX, INCORPORATED,
a Delaware corporation


By:  [Illegible]
   -----------------------------------
   Name:
        ------------------------------
   Title:
         -----------------------------

            (CORPORATE SEAL)

Date:
     ---------------------------------

SUBLESSEE/SECOND SUBLESSOR:

CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC,
a Delaware limited liability company


By:  /s/ Lance Taylor
   -----------------------------------
   Name:  Lance Taylor
        ------------------------------
   Title:
         -----------------------------

            (CORPORATE SEAL)

Date:         6/2/99
     ---------------------------------


SECOND SUBLESSEE:

WITNESS SYSTEMS, INCORPORATED,
a Delaware corporation


By:  /s/ Jon W. Ezrine
   -----------------------------------
   Name:  Jon W. Ezrine
        ------------------------------
   Title:       CFO
         -----------------------------

            (CORPORATE SEAL)

Date:          6/2/99
     ---------------------------------

                                   Exhibit "A"
                    to Landlord's Consent to Second Sublease

                                                                         Charter







                               SUBLEASE AGREEMENT





                                 April 30, 1998

                                TABLE OF CONTENTS


Section                                                                                                Page


1.       Sublease........................................................................................1
2.       Term............................................................................................1
3.       Rent............................................................................................2
4.       Alterations.....................................................................................4
5.       Assignment and Subletting.......................................................................4
6.       Brokers.........................................................................................4
7.       Sublessee's Additional Obligations..............................................................4
8.       Incorporation by Reference......................................................................4
9.       Landlord's Consent..............................................................................5
10.      Indemnification.................................................................................5
11.      Termination; Default; Remedies..................................................................5
12.      Miscellaneous...................................................................................5
         12.1       Binding Effect.......................................................................5
         12.2       Notices..............................................................................5
         12.3       Governing Law........................................................................7
         12.4       Entire Agreement.....................................................................7
         12.5       Counterparts.........................................................................7

                                LIST OF EXHIBITS


Exhibit A -       Drawing showing location of Subleased Premises

Exhibit B -       Copy of Lease and all amendments

                               SUBLEASE AGREEMENT


         THIS SUBLEASE AGREEMENT ("Sublease") is made and entered into as of the 30th day of April, 1998, by and among: (i) THERATX, INCORPORATED, a Delaware corporation ("Sublessor"), (ii) CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC, a Georgia limited liability company ("Sublessee").

         RECITALS:

         A. Pursuant to that certain Lease dated as of April 25, 1995, between Sublessor as the "Tenant", and Landlord's predecessor, Regency Park West Associates, L.P. ("Regency"), as amended by a First Amendment to Lease dated October 25, 1995, a Second Amendment to Lease dated August 12, 1996, and a Third Amendment to Lease dated March 12, 1997 (as amended, the "Lease"), Landlord has leased to Sublessor certain real property consisting of a total of approximately 107,695 rentable square feet located on the first, third and fourth floors of a multi-story precast concrete and glass office building (the "Building") situated at 1105 Sanctuary Parkway in Alpharetta, Georgia (the "Leased Premises").

         B. Sublessor desires to sublet a portion of the Leased Premises to Sublessee, and Sublessee desires to sublet such portion of the Leased Premises from Sublessor, upon the terms and conditions contained in this Sublease.

         AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. SUBLEASE. Sublessor hereby leases to Sublessee, and Sublessee hereby leases from Sublessor, that portion of the Leased Premises constituting the fourth floor of the Building (Lake View I, at Sanctuary Park) consisting of 47,846 rentable square feet (43,695 usable square feet) in the location shown on the drawing attached hereto and made a part hereof, as Exhibit A, together with the nonexclusive use of all common areas pertaining thereto (including, but not limited to Sublessee's proportionate share of all parking space rights of Sublessor pursuant to the Lease, it being agreed and understood that such spaces consist of four (4) unreserved and nondesignated spaces for each One Thousand (1,000) feet of rentable square feet) (all of the foregoing is hereinafter collectively referred to as the "Subleased Premises").

         2. TERM. The initial term (the "Initial Term") of this Sublease shall commence on June 1, 1998 (the "Commencement Date") and shall continue for a period of eleven (11) years and six (6) months, ending on November 30, 2009. In addition, in the event Sublessor does not desire to utilize the Subleased Premises for its own use following the expiration of the Initial Term, and providing Sublessee is not then (i.e., as of the date of Sublessor's receipt of Sublessee's notice of Sublessee's desire to negotiate mutually acceptable terms and conditions applicable to the renewal of this Sublease) in default or threatened default, and provided Sublessee has not assigned or sublet all or any portion of the Subleased Premises, Sublessee shall have the right to extend this Sublease for an additional term (the "Renewal Term") (the Initial Term and the Renewal Term are sometimes hereinafter collectively referred to as the "Term") of five (5) years, commencing on December 1, 2009, upon written notice to Sublessor given on or before June 1, 2009, upon the same terms and conditions contained herein, except that the Base Rent during the Renewal Term shall increase as agreed upon by Sublessor and Sublessee. If Sublessor and Sublessee have not reached an agreement regarding the amount of the Base Rent during the Renewal Term by July 1, 2009, then this Sublease shall terminate upon expiration of the Initial Term. Failure of Sublessee to provide the above described written notice to Sublessor by June 1, 2009 shall be deemed a waiver by Sublessee of its right to extend this Sublease for the Renewal Term.

         3. RENT. Sublessee shall pay base rent ("Base Rent"), in equal monthly installments in advance, as follows:


            Period (Number of Months)                     Base Rent                      Monthly Installment

                  June 1, 1998 -                             -0-                                 -0-
                November 30, 1998
                   (six months)

                December 1, 1998 -                 $307,709.55 ($8.575 per              $34,189.95 per month
                 August 31, 1999                    rentable square foot)
                  (nine months)

               September 1, 1999 -                 $273,519.64 ($17.15 per              $68,379.91 per month
                December 31, 1999                   rentable square foot)
                  (four months)


         Thereafter, commencing on January 1, 2000, and continuing for the remainder of the Initial Term, the Base Rent (as adjusted) shall be adjusted on January 1 of each year to an amount equal to the Base Rent (as adjusted) in the immediately preceding calendar year, adjusted by the percentage increase (if any) in the "Consumer Price Index" (as hereinafter defined) which occurred over the twelve (12 ) month period immediately preceding the date of each adjustment (it being agreed and understood, that if the Consumer Price Index decreases, there will be no such adjustment, and the Base Rent will remain the same as the prior year).

         The term, "Consumer Price Index" shall be the Consumer Price Index for All Urban Consumers - U.S. City Average for All Items (1982-84 = 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer price Index published by the Department of Labor, Bureau of Labor Statistics, is changed so that it affects the calculations achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Term of this Sublease, such other government index or computation with which it is replaced for purposes of the Lease shall be used for purposes of this Sublease. Notwithstanding the foregoing, in no event shall the annual effective amount of the Base Rent increase from one calendar year to the next by more than five percent (5%).

         All Base Rent shall be payable in equal monthly installments, on or before the first (1st) day of each month, in advance. Sublessee shall pay the sum of One Hundred Thirty Six Thousand Seven Hundred and Sixty Dollars ($136,760.00) to Sublessor, at such time as this Sublease has been fully executed and Landlord has consented to the same, which amount represents payment of Base Rent for the months December of 1998 and January, February and March, 1999, of the Initial Term.

         In addition to the Base Rent, upon receipt of a written invoice from Sublessor, Sublessee shall also pay, as and when due, to either Sublessor or to such party as such amount shall be owed, Sublessee's Share (as that term is hereinafter defined) of any and all increases over the "Base Amount" required to be paid by Sublessor, as Tenant's Share under the terms of the Lease, including, without limitation, all operating expenses, insurances, taxes utilities and other charges (the "Operating Expenses"). For purposes of this Sublease, the "Base Amount" shall mean the amount of Operating Expenses of the Building for the calendar year 1997, and the term, "Additional Rent", shall mean, in addition to the definition ascribed to that term in the Lease, Sublessee's Share of (i) the increase (if any) in Landlord's Operating Expenses for the calendar year 1998 as compared with the calendar year 1997 (i.e., the Base Amount, as defined herein), and (ii) Landlord's estimated increase in operating expenses for the then current calendar year as compared with the previous calendar year. The Additional Rent shall be estimated each year, beginning January 1, 1999, and paid in equal monthly installments, in accordance with, and consistent with, the Lease. The Additional Rent shall be reconciled by Sublessor at the end of each calendar year, and Sublessee shall pay to Sublessor the amount of any deficiency, or Sublessor shall reimburse Sublessee for any overpayment, as the case may be, in accordance with, and consistent with, the Lease. Sublessee's Share shall be defined as a fraction, the numerator of which shall be the then current rentable area of the Subleased Premises (i.e., 47,846 rentable square feet) and the denominator of which shall be 107,695 rentable square feet (i.e., the size of Sublessor's premises under the Lease). Thus 44.43% is defined as Sublessee's Share, and Sublessee shall be obligated to pay 44.43% of Tenant's Share, as that term is defined in the Lease.

         Sublessor agrees that it will cooperate with Sublessee, and assist Sublessee as reasonably requested, in obtaining access to Landlord's books and records for the purpose of verifying the Operating Expenses, pursuant to, and in accordance with, Section 3(f) of the Lease.

         If any payment of Base Rent or other sum due thereunder from Sublessee to Sublessor remains unpaid for a period of five (5) days after such amount is due, the amount of such unpaid Base Rent or other payment shall be increased by a late charge to be paid to Sublessor by Sublessee in an amount equal to five percent (5%) of the amount of the delinquent Base Rent or other payment.

         4. ALTERATIONS. By the execution of this Sublease, Sublessee acknowledges that it has examined and knows the condition of the Subleased Premises, and that Sublessee accepts the Subleased Premises in its "as is, where is" condition, with all faults. Any and all alterations to the Subleased Premises shall be in accordance with Section 7 of the Lease.

         Sublessor agrees that the audio/video equipment, the large tables located in the Board Room, and Health Center equipment shall remain in the Subleased Premises and be included as a part thereof. Sublessee acknowledges and agrees that it is accepting all of the equipment described in the preceding sentence in its "as is, where is" condition, with all faults, and Sublessee further acknowledges the Sublessor makes no warranties or representations whatsoever with respect to the foregoing equipment (other than warranty of title).

         5. ASSIGNMENT AND SUBLETTING. Sublessee shall not assign, transfer or further sublease all or any part of its interest in the Subleased Premises without the consent of both Landlord and Sublessor. The parties acknowledge and agree that Landlord's and Sublessor's consent to any such Subletting or assignment shall be in accordance with Section 10 of the Lease, and with the
Section 15 of Exhibit F to the Lease.

         6. BROKERS. The parties acknowledge and agree that Jack Anderson & Associates ("Anderson") represents Sublessee in connection with this Sublease and Carter & Associates, LLC ("Carter") represents Sublessor in connection with this Sublease.

         Sublessor agrees that it shall pay Carter a real estate commission equal to one and one-half times (1-1/2) the first full monthly payment of Base Rent due under this Sublease, plus six percent (6%) of all Base Rent due under this Sublease during the Initial Term. Sublessor shall pay fifty percent (50%) of the foregoing commission to Carter, within thirty (30) days following execution and delivery of this Sublease by Sublessor and Sublessee and receipt of Landlord's consent to sublease, and Sublessor shall pay the remaining fifty percent (50%) of such commission on the Commencement Date. Carter shall then pay within five (5) business days, two-thirds of such commissions actually received from Sublessor to Anderson and Carter shall be entitled to retain one-third of such commissions. Sublessee shall not be liable or responsible for payment of any commissions payable under the Sublease.

         7. SUBLESSEE'S ADDITIONAL OBLIGATIONS. With respect to the Subleased Premises, after and incurred from the Commencement Date and throughout the Term, Sublessee shall be responsible for payment and/or performance(s) as applicable of all utility and service charges, maintenance, and Tenant's indemnification and insurance obligations pursuant to the Lease.

         8. INCORPORATION BY REFERENCE. The sublease of the Subleased Premises by Sublessor to Sublessee shall be controlled by the Lease, a copy of which is attached hereto and made a part hereof, and incorporated herein by this reference, as Exhibit B. After and incurred from the Commencement Date throughout the Term, Sublessee agrees to abide by and perform each and every obligation of Tenant under the Lease with respect to the Subleased Premises. The sublease by Sublessor to Sublessee shall be governed by this Sublease; provided, however, that in the event of a conflict between the Lease and this Sublease, the Lease shall control.

         9.       [Omitted].

         10. INDEMNIFICATION. Sublessee agrees that from and after the Commencement Date and throughout the Term, it will indemnify Sublessor and hold Sublessor and Landlord harmless from and against any and all claims, actions, damages, liabilities, losses and expenses

(including reasonable attorney's fees) in connection with the loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon or at the Subleased Premises, or the occupancy or use by Sublessee of the Subleased Premises, its agents, contractors, employees, wholly or in partly by any act or omission of Sublease, its agents, contractors, employees, servants, or concessionaires. Sublessor agrees that from and after the Commencement Date and throughout the Term, it will indemnify Sublessee and hold Sublessee harmless from and against any and all claims, actions, damages, liability, losses and expenses (including reasonable attorney's fees) in connection with the loss of life, personal injury, and/or damage to the property arising from or out of any acts or omissions occurring prior to the Commencement Date and any acts of omission of Sublessor or its agents, employees, successors or assigns, relating to the Lease or this Sublease.

         11. TERMINATION; DEFAULT; REMEDIES. In the event Landlord terminates the occupancy rights of Sublessor under the Lease, the right of Sublessee to occupy the Subleased Premises shall also cease and terminate, and this Sublease shall be null and void. In addition, in the event Sublessee shall fail to pay any installment of Base Rent or other sums of money payable to Sublessor within five (5) days after the same is due and payable under this Sublease, or in the event Sublessee shall breach or fail to comply with any other covenants or provisions of this Sublease or the Lease on its part to be performed, and such failure continues for a period of twenty (20) days after Sublessor's written notice thereof to Sublessee, Sublessor shall have the right to terminate this Sublease and to bring an action against Sublessee for damages occasioned by such breach or default, including, but not limited to, reasonable attorney's fees

         12.      MISCELLANEOUS.

                  12.1 BINDING EFFECT. All of the terms, conditions, covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective heirs, successors, legal representatives and assigns. The parties hereto warrant that they have the express authority to bind the respective parties to this Sublease.

                  12.2 NOTICES. All notices, mailing and communications relative to this Sublease shall be in writing and shall be either personally delivered and receipted, or delivered by registered U.S. mail, postage prepaid, return receipt requested, in either event delivered and addressed to the parties as follows (all notices shall be deemed "received" on the date upon which receipt is acknowledged in writing, either personally or by return receipt):

         If to the Sublessor:       TheraTx, Incorporated
                                    3300 Aegon Center
                                    400 West Market Street
                                    Louisville, KY 40202
                                    Attention: Jill L. Force, Esq., Vencor, Inc.
                                    Phone:  502/596-7360
                                    Fax:  502/596-4075
                           cc:      Tandy C. Patrick, Esq.
                                    Greenebaum Doll & McDonald PLLC
                                    3300 National City Tower
                                    Louisville, KY 40202
                                    Direct Phone:  502/587-3512
                                    Fax:  502/540-2114

         If to the Sublessee:       Charter Behavioral Health Systems, LLC
                                    Suite 1400
                                    3414 National City Tower
                                    Atlanta, GA 30326
                                    Attention:  Mr. Lance Taylor
                                    Direct Phone:  404/814-5616
                                    Fax:  404/869-5506

                           cc:      Mark Ford, Esq.
                                    Vice President & General Counsel
                                    Charter Behavioral Health Systems, LLC
                                    Suite 900
                                    3414 Peachtree Road, NE
                                    Atlanta, GA 30326
                                    Phone:  404/814-5730
                                    Fax:  404/814-5795

                           cc:      Dale Hughes, Esq.
                                    Dow, Lohnes & Albertson
                                    Suite 1600
                                    One Ravinia Drive
                                    Atlanta, GA 30346
                                    Phone:  770/901-8805
                                    Fax:  770/901-8874

         If to Landlord:            Sanctuary Park Realty Holding Company
                                    c/o J.P. Morgan Investment Management, Inc.
                                    522 Fifth Avenue
                                    New York, NY 10036
                                    Attn:  Ms. Anne S. Pfeiffer

Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

         12.3 GOVERNING LAW. The provisions of this Sublease shall be construed, enforced and governed in all respects by the laws of the State of Georgia.

         12.4 ENTIRE AGREEMENT. This Sublease, together with the exhibits attached hereto, constitutes the complete and entire understanding and agreement between the parties hereto with regard to all matters involved in this transaction and supersedes any and all prior or contemporaneous agreements, whether written or oral.

                  12.5 COUNTERPARTS. This Sublease may contain more than one counterpart of the signature page and this Sublease may be executed by affixing the signatures of each party to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         IN TESTIMONY WHEREOF, WITNESS the signatures of the parties hereto as of the day, month and year first written above.


                           CHARTER BEHAVIORAL HEALTH SYSTEMS,
                           LLC

                           By:      /s/ Lance Taylor
                                -----------------------------

                           Title:   CFO
                                -----------------------------
                                         ("Sublessee")

                                    EXHIBIT A

             [Attach drawing showing location of Subleased Premises]


               [Architectural Drawing of Office Space - 4th Floor]

                                    EXHIBIT B

                    [Attach copy of Lease and all Amendments]

                             OFFICE LEASE AGREEMENT

                                  THERATX, INC.

                                REGENCY PARK WEST
                             OFFICE LEASE AGREEMENT
                                TABLE OF CONTENTS


                          1.       Leased Premises
                          2.       Term and Possession
                          3.       Monthly Rental
                          4.       Security Deposit
                          5.       Occupancy and Use
                          6.       Compliance with Laws
                          7.       Alterations
                          8.       Repair
                          9.       Liens
                          10.      Assignment and Subletting
                          11.      Insurance and Indemnification
                          12.      Waiver of Subrogation
                          13.      Services and Utilities
                          14.      Estoppel Certificate
                          15.      Holding Over
                          16.      Subordination
                          17.      Re-Entry by Landlord
                          18.      Insolvency or Bankruptcy
                          19.      Default and Remedies
                          20.      Damage by Fire or Other Casualty
                          21.      Condemnation
                          22.      Sale by Landlord
                          23.      Right of Landlord to Perform
                          24.      Surrender of Premises
                          25.      Waiver
                          26.      Parking
                          27.      Notices
                          28.      Certain Rights Reserved to Landlord

                          29.      Abandonment
                          30.      Successors
                          31.      Attorneys' Fees
                          32.      Corporate Authority
                          33.      Mortgagee Approvals
                          34.      Landlord's Lien
                          35.      Quiet Enjoyment
                          36. Limitation of Landlord's Liability and Exculpation of Partners
                          37.      Right to Relocate
                          38. Disclaimer of Creation of Partnership or Joint Venture
                          39.      Lease Effective Date
                          40.      Rules and Regulations
                          41.      No Brokers
                          42.      Recording
                          43.      Miscellaneous
                          44.      Special Stipulations

                           EXHIBITS

                          A        Floor Plan
                          B        Legal Description
                          B-1      Conceptual Plan
                          C        Leased Premises Improvement Agreement
                          D        Estoppel Certificate
                          E        Rules and Regulations
                          F        Special Stipulations
                          G        Non-Disturbance and Attornment Agreement

                             OFFICE LEASE AGREEMENT


         THIS LEASE is made as of this 25th day of April, 1995, between REGENCY PARK WEST ASSOCIATES, L.P., a Georgia limited partnership (hereinafter called "Landlord"), and THERATX, INCORPORATED, a Delaware corporation (hereinafter called "Tenant").

                                   WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises thereinafter called "Premises" or "Leased Premises") shown on Exhibit "A" attached hereto and made a part hereof, being located on the upper two floors of a multi-story precast concrete and glass office building (the "Building") constructed on a parcel of land (the "Property") described on Exhibit "B" attached hereto and made a part hereof.

1.       LEASED PREMISES

         Net Usable Area of Leased Premises: 73,059 sq. ft.

         Net Rentable Area of Leased Premises: 80,000 sq. ft.

         Suite Number 400

2.       TERM AND POSSESSION

         (a) The term of this Office Lease (the "Term" or "Lease Term") shall be for two hundred forty (240) months (or until sooner terminated as herein provided), beginning on the "Commencement Date"( as hereinafter defined), except that if the Commencement Date is other than the first day of a calendar month, the Term shall be extended for the remainder of the final calendar month thereof.

         (b) The "Commencement Date" shall be (i) July 1, 1996; or (ii) such later date upon which the improvements in the Leased Premises have been substantially completed in accordance with the plans and specifications therefor (other than minor punch list items and any work which cannot be completed on such date provided such incompletion will not substantially interfere with Tenant's use of the Leased Premises) and a temporary certificate of occupancy has been issued by the City of Alpharetta, Georgia, provided, however, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of any delay resulting from Tenant's request(s) for materials, finishes or installations, other than provided for in the plans agreed upon by the parties in accordance with the Leased Premises Improvement Agreement ("Exhibit "C" hereto), which causes Landlord to be delayed in delivering the Leased Premises.

         (c) Landlord agrees to perform the "Improvement Work" to the Premises as provided in the Leased Premises Improvement Agreement (Exhibit "C" hereto) with diligence, subject to events and delays due to causes beyond its reasonable control. Landlord agrees that the Leased Premises and the Building shall at the Commencement Date comply with applicable building codes and the Americans With Disabilities Act (42 U.S.C. Section 1201. et sq.) The Leased

Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of said Leased Premises Improvement Agreement, subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by or for Tenant).

         (d) The taking of possession by Tenant shall (subject to any limitations set forth in the Leased Premises Improvement Agreement) be deemed conclusively to establish that the Leased Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of the date when possession was so taken, latent defects excepted.

3.       MONTHLY RENTAL

         (a) Tenant shall pay to Landlord, commencing on the Commencement Date and continuing throughout the Lease Term, initial Monthly Rental of One Hundred Eight Thousand Four Hundred Sixty-Six and 66/100 Dollars ($108,466.66), said Monthly Rental (hereinafter also referred to as "Base Rental") being computed by multiplying "Net Usable Area" (as defined hereafter) by a factor of 1.095 (or, for multi-tenant floors, by a factor of 1.15), (ii) then further multiplying the product thereof by Sixteen and 27/100 Dollars ($16.27) per square foot, and then
(iii) dividing the resulting product thereof by 12. Said Monthly Rental shall be due and payable in equal installments as of the first day of each month during every year of the Term hereof in lawful money of the United States, without deduction or offset whatsoever to Landlord or to such other firm or person as Landlord may from time to time designate in writing. Said rental is subject to adjustment as provided hereinbelow, provided that in no event shall Monthly Rental be at any time less than the original base Monthly Rental stated hereinabove. If this Lease commences on a day other than the first day of a calendar month, the Monthly Rental for the fractional month shall be appropriately prorated. Landlord and Tenant agree that Tenant has paid in full in advance the Monthly Rental for the initial month of the Lease Term and that full receipt thereof is acknowledged by Landlord.

         (b) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impracticable to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph shall not relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due: nor do the terms of this Paragraph in any way affect Landlord's remedies pursuant to

Paragraph 19 of this Lease or otherwise at law in the event said rent or other payment is unpaid after the date due.

         (c) "Net Usable Area" is (i) in the case of a single tenancy floor, all space measured from the inside surface of the outer wall of the Building to the inside surface of the opposite outer wall, excluding only the areas ("Service Areas") within the outside walls used for building stairs, fire towers, elevator shaft flues, vents, pipe shafts, vertical ducts, restrooms, mechanical room, electrical/telephone room and custodial room, but including any such areas which are for the specific use of the Tenant such as (but no limited to) special stairs or elevators, dedicated computer telephone and communications equipment rooms and (ii) in the case of a multi-tenancy floor, all space excluding those Service Areas as defined in (i) hereinabove, if any, within the inside surface of the outer wall of the Building enclosing the tenant occupied portion of the floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator lobbies, restrooms and other similar facilities for the use of all tenants on the particular floor.

                  No deductions from Net Usable Area are made for columns necessary to the Building. The Net Usable Area in the Leased Premises and in the Building have been calculated on the basis of the foregoing definition and are hereby stipulated above as to the Leased Premises, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans.

         (d) Commencing July 1, 1997, then on January 1, 1998 and on each January 1 thereafter during the Lease Term (or as soon thereafter as practicable), the Monthly Rental specified in this Lease shall be increased by taking that portion of the Monthly Rental which is not a part of the Operating Expenses of the Building and multiplying said amount by fifty percent (50%) of the percentage increase in the Consumer Price Index (the "Index" or "CPT") which occurred over the yearly period (or in the case of the second such adjustment only, the six month period) between the applicable month of the calendar year immediately preceding the calendar year as to which the adjustment is being made and the applicable month of that year (except that in the case of the second adjustment only, fifty percent (50%) of the percentage increase in said Index occurring between the end of June, 1997 and the end of December, 1997). The increase in Monthly Rental as determined above for each given calendar year or other period shall be accumulated over the Lease Term, and the cumulative annual additions to Monthly Rental shall be added to the initial Base Rent figure set out above to determine, for each succeeding calendar year, the annual increase in Monthly Rental. (See the further explanation and formula set out at Paragraph 19 of the Special Stipulations, Exhibit "F"). If the Monthly Rental cannot be calculated by the end of any calendar year because of the unavailability of the then current Index, Tenant shall continue to pay the then existing Monthly Rental and the Landlord shall prepare as soon as practicable (but in no event later than April 1 of each successive calendar year) a statement reflecting the increase in Monthly Rental for the calendar year in question. Within ten (10) days following receipt of Landlord's statement. Tenant shall also pay any amounts due from Tenant because of such adjustments for months in which Tenant would have paid a greater Monthly Rental had such figure been calculated earlier. If Tenant's payments have been in excess of the increased Monthly Rental due, Tenant shall be provided a credit for such excess amount applied to the next installment of Monthly Rental due by Tenant; provided that, in no event shall Monthly Rentals ever be less than Initial Monthly Rental.

         (e) "Consumer Price Index" shall be the Consumer Price Index for All Urban Consumers - U.S. City Average for All Items (1982-84 = 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price Index published by the Department of Labor, Bureau of Labor Statistics is changed so that it affects the calculations achieved hereunder the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Term of this Lease, such other government index or computation with which it is replaced or which it most closely resembles shall be used in order to obtain substantially the same result as would have been obtained if the Consumer Price Index had not been discontinued or revised. If the Consumer Price Index is discontinued and no government index or computation then replaces or closely resembles the same, Landlord and Tenant shall in good faith agree upon a suitable substitute.

         (f) "Operating Expenses of the Building" shall mean all expenses of every kind, both fixed and viable and including, without limitation any and all federal, state and local taxes (except income taxes), fees and assessments now or hereafter existing, as are incurred with respect to the ownership, management, operation, or maintenance of the Building, all as recorded on an accrual basis and in accordance with accepted principles of sound management and accounting practices applicable to first-class office building complexes. "Tenant's proportionate share of the Operating Expenses of the Building" (hereinafter "Tenant's Share") shall mean for any period the amount in excess of Five Dollars ($5.00) per rentable square foot of the Leased Premises determined by multiplying the Operating Expenses of the Building for such period by a fraction, the numerator of which shall be the then current Net Rentable Area of the Leased Premises, and the denominator of which shall be 177,800 square feet, which is represented by Landlord to be the total rentable area of the Building. Provided, however, in no event shall operating expenses include: (A) the cost of any service, e.g., electricity that Landlord sells to tenants and for which Landlord is entitled to be reimbursed by such tenants; (B) leasing commissions, attorney fees and other costs and expenses incurred in connection with negotiations or disputes with tenants or other occupants of the Building or prospective tenants; (C) the cost of any work or service performed for any specific tenant of the Building (as distinguished from work or services performed generally for all tenants); (D) management fees in excess of four percent (4%) of gross annual collections for the Building; (E) any other interest or amortization of debt except as specified in the Agreement; (F) compensation paid to clerks or attendants in concessions or newsstands; (G) any cost or expense for which Landlord is separately reimbursed or for which Landlord receives a credit from any other party; or (H) any costs, fines or penalties incurred due to violations by Landlord of any governmental rule or authority.

                  Commencing July 1, 1997, then on January 1, 1998 and on or about each January 1 thereafter (or as soon thereafter as practicable). Landlord shall provide Tenant with statements of estimated Operating Expenses for the calendar year (or, in the case of the second such adjustment only, the six month period) just ended and the projected Operating Expenses for the current calendar year or other period and Tenant shall pay as "additional rent" Tenant's Share of the projected increase therein from the prior year or period to the current year or period. One-twelfth (1/12) of such projected increase (or, in the case of the second such adjustment only, one-sixth (1/6) of such projected increase) in Operating Expenses shall be payable by Tenant monthly in advance. If Landlord has not furnished Tenant with Landlord's projected Operating Expenses for the then current year by January 1 (or, in the case of the first such adjustment only, by July 1, 1997) Tenant shall continue to pay any additional rent on the basis of the prior year's or period's projected Operating Expenses until the month after the current year's or period's projected Operating Expenses have been provided by Landlord. Landlord shall, within one hundred twenty (120) days (or as soon thereafter as practicable) after the close of each calendar year or period, provide Tenant an unaudited statement of such year's actual Operating Expenses compared to the actual initial Operating Expenses. If actual Operating Expenses are greater than the projected Operating Expenses, Tenant shall pay Landlord, within thirty (30) days of such statement's receipt, Tenant's Share of the difference thereof. If such year's or period's projected Operating Expenses are greater than actual Operating Expenses, Landlord shall credit Tenant with Tenant's Share of the difference between projected Operating Expenses and the greater of actual Operating Expenses or initial Operating Expenses. If such year's actual Operating Expenses are less than the actual Operating Expenses for the previous year, Tenant's Monthly Rental shall be correspondingly reduced. In no event, however, shall the Five Dollar ($5.00) factor mentioned hereinabove ever be reduced or the Monthly Rental be less than Initial Monthly Rental. (See the formula set out at Paragraph 20 of the Special Stipulations, Exhibit "F"). Landlord shall make Landlord's books and records available to Tenant during normal business hours and upon reasonable notice by Tenant for review by Tenant: the cost of said review shall be borne by Tenant unless the actual Operating Expenses as reported by Landlord are found to have been overstated by an amount in excess of five percent (5%) in which event the cost of such review shall be borne by Landlord.

4.       SECURITY DEPOSIT [OMITTED]

5.       OCCUPANCY AND USE

         (a) Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord.

         (b) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor shall Tenant use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business use or purpose reasonably deemed to be disreputable or inconsistent with the operation of a first class office building: nor shall Tenant cause or maintain or permit any nuisance or breach of the peace, in or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

6.       COMPLIANCE WITH LAWS

         Tenant shall be solely responsible for and shall pay promptly and before delinquent all federal, state, city county and other taxes, license fees and assessments due or coming due during or after the Term of this Lease against Tenant. Tenant's interest in this Lease or Tenant's personal property or intangibles owned, placed in or generated in, upon or about the Premises by

Tenant. Tenant shall not use the Premises in a manner which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will any way increase the rate of any insurance upon the Building or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, recommendations, rules and regulations and requirements of governmental, public or private authorities and agencies, which are now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted as may apply in relation to or affecting the condition, use or occupancy of the Premises, including without limitation the Occupational Safety and Health Act, (29 U.S.C. Section 651, et seq., as amended) and the Americans With Disabilities Act (42 U.S.C. Section 12101, et seq., as amended). Upon demand, Tenant shall pay to Landlord as additional rent, to be added to any installment of rent thereafter becoming due, any cost incurred by Landlord in curing any default or meeting any obligation of Tenant under this Paragraph and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

7.       ALTERATIONS

         Tenant shall not make or suffer to be made any alterations, additions, changes or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord; and any such alterations, additions, changes or improvements in, on, or to said Premises, except for Tenant's movable furniture and equipment shall immediately become Landlord's property and, at the end of the Term hereof, shall remain on the Premises without compensation to Tenant unless Tenant elects to remove same, in which event Tenant shall do so, and also restore the Premises to its pre-existing condition at Tenant's sole cost and expense. In the event Landlord consents to the making of any such alterations, additions, changes or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense in accordance with all applicable laws, statutes, ordinances, rules and regulations public and private and all requirements of Landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord (such approval not be unreasonably withheld, delayed or conditioned). Any contractor or person selected by Tenant to make the same and all subcontractors must first be approved in writing by Landlord or, at Landlord's opinion, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand; provided, that should Landlord elect to perform for Tenant's account, the cost thereof to Tenant shall be competitive with any preferred estimate previously obtained by Tenant and provided to Landlord for such alteration, addition or improvements. Upon the expiration or sooner termination of the Term herein provided, Tenant may opt to remove any improvements or alteration at Tenant's sole cost and expense and Tenant shall forthwith and with all due diligence, at its sole cost and expense, thereupon repair and restore the Premises to their original condition.

8.       REPAIR

         By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair, latent defects excepted. Tenant shall, at all times during the Term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements. Tenant shall upon the expiration or sooner termination of the Term hereof, unless Landlord demands otherwise as in this Paragraph provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof except as specified in Exhibit "C" attached hereto and made a part hereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

9.       LIENS

         Tenant shall keep the Premises free from any liens arising out of work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within thirty (30) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate per annum of four percent higher than the prime commercial lending rate from time to time of SunTrust Bank in Atlanta, Georgia; provided, however, that if such rate exceeds the maximum rate permitted by law the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate." Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior written notice of commencement of any construction on the Premises.

10.      ASSIGNMENT AND SUBLETTING

         (a) Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided for herein, not shall Tenant permit any lien to be placed on Tenant's interest by operation of law; provided that Landlord's consent to assignment or subletting shall not unreasonably be withheld, delayed or conditioned. Tenant shall (i) by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days or more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet the Premises or any portion thereof for any part of the Term hereof; said notice by Tenant shall state the name and address of the proposed assignee or subtenant and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice; and (ii) supply Landlord with such information, financial statements, verifications and related materials as Landlord may request or desire to evaluate the written request to sublet or assign. Within ten (10) business days after Landlord's receipt from Tenant of all the items specified in the immediately preceding sentence. Landlord shall have the right, exercisable in its sole discretion to consent to the proposed subletting or assignment or to disapprove the proposed subletting or assignment. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of the Landlord with respect to this Lease any commissions which may be due and owing as a result of any proposed assignment or subletting.

         (b) Any subletting or assignment hereunder by Tenant shall not result in Tenant's being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this Paragraph, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each subtenant or assignee.

         (c) Tenant shall reimburse Landlord, within ten (10) days from receipt of Landlord's invoice, all Landlord's administrative costs and expenses, including legal fees for reviewing and processing any requests for Landlord's consent made by Tenant with respect to the subject matter of this Paragraph.

         (d) Landlord's consent to any sale, assignment encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any such subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph shall be void.

11.      INSURANCE AND INDEMNIFICATION

         (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Leased Premises by or from any cause whatsoever, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire or explosion of the Building or the Office Park of which it is a part or any part thereof, except as caused by Landlord's negligence or willful misconduct, as to which Landlord shall indemnify, save and hold Tenant harmless.

         (b) Tenant shall hold Landlord harmless from and defend the Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on, or about the Premises or any part thereof; (ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees. Tenant further agrees to indemnify and save harmless Landlord against and from any and all claims by or on behalf of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises and will further indemnify and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees and licensees and from and against all cost, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability for which Tenant must indemnify Landlord hereunder. Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord. The provisions of this Lease with respect to any claims or liability occurring prior to expiration or termination of this Lease shall survive any such expiration or termination.

         (c) Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease a policy or policies of workers' compensation and commercial general liability insurance, including personal injury and property damage with contractual liability endorsement in the amount of at least One Million Five Hundred Thousand Dollars ($1,500,000.00), to be adjusted annually as Landlord and Tenant may agree, each acting reasonably, combined single limit per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall: (i) name Landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the workers' compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to Landlord and licensed to do business in the State of Georgia; and (iii) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term of this Lease and upon each renewal of said insurance.

         (d) Landlord agrees to purchase at its own expense and to maintain throughout the Lease Term a policy or policies of commercial property and casualty insurance covering the full insurable value of the Building.

12.      WAIVER OF SUBORDINATION

         Each of Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by fault or negligence of the other party, or by anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only to such extent that such releases shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies of insurance shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder, and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each hereby covenant and agree to cause their respective insurance carriers to include in their policies such a clause or endorsement.

13.      SERVICE AND UTILITIES

         (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, escalators, parking facilities, loading docks and areas, corridors and restrooms, the windows of the Building, the mechanical, plumbing and electrical equipment serving the Building and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. In the event Tenant requires or needs to have one or more separate systems of either heating, ventilating, air-conditioning or other similar systems over and above that provided by Landlord, the installation, care, expense and maintenance of each such system shall be borne by and paid for by Tenant.

         (b) Subject to the provisions elsewhere herein contained and to the Rules and Regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours of generally recognized business days to be determined by Landlord (but exclusive in any event of Sundays and legal holidays), electrical service, heart and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial services during the times and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service.

         (c) Landlord shall provide additional or after-hours heating or air-conditioning at Tenant's reasonable request. Tenant shall pay to Landlord a reasonable charge for such services as determined from time to time by Landlord. Tenant agrees to keep and cause to be kept closed all window coverings, if any, when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe for the proper functioning and protection of lighting, heating, ventilating, and air-conditioning systems and to comply with all laws, ordinances and regulations respecting the conservation of energy. In the event heat-generating machines, excess lighting or equipment used in the Premises affect the temperature normally maintained by the air-conditioning units in the Premises, Tenant shall pay to Landlord upon demand by Landlord, all costs incurred by Landlord in excess of the ordinary costs of maintaining the normal temperature of the Premises. Landlord agrees to furnish to the Leased Premises electricity for general office purposes and hot and cold water for lavatory and drinking purposes, subject to the provisions in Subparagraph 13(d) below, Landlord shall in no event be liable for any interruption or failure of utility services on the Premise, but Landlord will exercise commercially reasonable efforts to furnish uninterrupted service.

         (d) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or electrical current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor will Tenant without Landlord's prior written consent connect with electrical current, except through existing electrical outlets in the Premises, or water pipes in the Premises, any apparatus or device for the purpose of using electrical current or water, provided that Tenant may rely upon any such consents or approvals by Landlord as satisfying all obligations of Tenant hereunder. If Tenant in Landlord's judgment shall require water or electrical current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space (it being understood that such an excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use, or any combination of such factors). Tenant shall first procure the consent of Landlord which Landlord may refuse in the use thereof, and Landlord may cause a special meter to be installed in the Premises in order to measure the amount of water, electrical current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electrical current or other resource consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, electrical current or other resource so consumed. Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved by reason of: (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and service; (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building; (iii) the limitation, curtailment, rationing or restriction on use of water, electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state and local governmental agencies or utilities suppliers in reducing or other resources consumption.

         (e) Any sums being payable under this Paragraph shall be considered additional rent and shall be added to the next installment of rent thereafter becoming due and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

         (f) Tenant shall not provide any janitorial services without Landlord's written consent and then only through a janitorial contractor or employees at all times satisfactory to and under supervision of Landlord. Any such services provided by Tenant shall be at Tenant's sole expense, risk and responsibility.

14.      ESTOPPEL CERTIFICATE

         Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord in recordable form an Estoppel Certificate substantially attached hereto as Exhibit "D" and made a part hereof, indicated thereon any exceptions thereto which may exist at that time. Failure of Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "D" are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph may be relied upon by Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein, or by anyone to whom Landlord may provide said certificate.

15.      HOLDING OVER

         Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord. If Tenant retains possession of the Leased Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes: (i) creation of a month to month tenancy, upon the terms and conditions set forth in this Lease; or (ii) creation of a tenancy at sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the Monthly Rental (or daily rental under (ii)) shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to one hundred fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence. Tenant shall also pay to Landlord, as additional rent due and payable, all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Leased Premises. In any such events, Tenant shall vacate the Leased Premises and deliver full possession to Landlord upon the giving to Tenant by Landlord of ten (10) days' written notice and demand therefor. The provisions of this Paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth, nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to e performed by Tenant, or of any other right of Landlord.

16.      SUBORDINATION

         Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property upon which the Building is situated or both; and (b) the lien or interest of any mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which said Building, Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases or underlying leases or any such liens or interests of mortgages or deeds to secure debt. In the event that any ground lease or underlying lease is terminated for any reason or any mortgage or deed to secure debt is preclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest in Landlord at the option of such successor in interest. Tenant agrees to execute such subordination, non-disturbance and attornment agreements as the holder of any mortgage or deed to secure debt may reasonably require. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant's obligation to subordinate and attorn may reasonably be conditioned upon an agreement of non-disturbance by any such successor in interest to Landlord, but shall not otherwise be conditioned or withheld.

17.      RE-ENTRY BY LANDLORD

         Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that Landlord shall provide Tenant twenty-four
(24) hours prior notice of entry except in cases of emergency or the making of repairs requested by Tenant, and that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, provided that Landlord hall indemnify, save and hold harmless Tenant for any liability, to Tenant or third parties, for damage to person or property caused by Landlord's entry, except when acting in response to emergency. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon, and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or property to open said doors in an emergency, in order to obtain entry to any portion of the Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of aid means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction, actual or constructive, of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, parking facilities, loading docks and areas, delivery and pick-up areas or other public parts of the Building and to change the name, number or designation by which the Building is commonly known.

18.      INSOLVENCY OR BANKRUPTCY

         The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors or any action taken or suffered by Tenant under any insolvency bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate after written notice of termination from Landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

19.      DEFAULT AND REMEDIES

         (a) The following events shall be deemed to be events of default by Tenant under this Lease:

             (1) Tenant shall fail to pay when or before due any sum of money, in whole or in part, becoming due to be paid to Landlord hereunder whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of ten
                  (10) days from the date such payment was due; or

             (2) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within thirty (30) days (except immediately and forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant, except that should completion of such cure not be possible within such thirty (30) day period. Tenant shall have ninety (90) days to effect same so long as Tenant has within such thirty (30) day period commenced cure and pursues same with due and continuous diligence; or

             (3) Tenant shall fail to vacate the leased premises immediately and forthwith upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

             (4) If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law, or Tenant shall fail to contest diligently the validity of any lien or claimed lien upon the Leased Premises and give sufficient security to Landlord to insure payment thereof and such default shall continue for ten (10) days after written notice thereof to Tenant.

         (b) Upon the occurrence of any such events of default described in subparagraph (a) above or elsewhere in this Lease, Landlord shall have the option, at its election, to terminate this Lease or to terminate Tenant's right to possession only, without terminating this Lease and to pursue any one or more of the following remedies without any further notice or demand whatsoever, provided that, upon any termination of this Lease or upon any termination of Tenant's right to possession without termination of this Lease. Tenant shall in either event surrender possession and vacate the leased Premises immediately upon the expiration of five (5) days next following the giving by Landlord to Tenant of written notice demanding same and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Leased Premises in such event with or without process of law and to repossess Landlord of the Leased Premises and to expel or remove Tenant and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer and without incurring any liability for any damage resulting therefrom. Tenant hereby waiving any right to claim damage for such re-entry and expulsion and without relinquishing any right given to Landlord hereunder or by operation of law:

             (1) Upon termination of this Lease, Landlord shall be entitled to recover as damages, all rent, including any amount treated as additional rent hereunder, and other sums due and payable by Tenant on the date of termination, plus the sum of: (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the stated Term hereof, less the fair rental value of the Leased Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (b)(2) hereinbelow relating to recover of the Leased Premises, preparation for reletting itself, and (ii) the cost of performing any other covenants which otherwise would have been performed by Tenant; or

             (2) Alternatively to the remedy provided in subparagraph (b)(1) hereinabove, upon any termination of Tenant's right to possession only without termination of this Lease, Landlord may, at Landlord's option enter into the Leased Premises, remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as provided in subparagraph (b)(1) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent hereunder for the full Term; and Landlord shall then or thereafter use commercially reasonable efforts to sublet the Premises or any part thereof, on such occasions and terms as may be determined in Landlord's sole discretion and, in such event, if the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining Term hereof, together with the costs of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and broker's commissions). Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this subparagraph from time to time.

             (3)  In either of the events set forth in subparagraphs (b)(1) and
                  (b)(2) hereinabove, Landlord may, but need not, relet or sublet the premises or any part thereof, as the case may be, for such rent and upon such terms as Landlord in its sole discretion shall determine including the right to relet the Premises for a greater or lesser than that remaining under this Lease, the right to relet the Leased Premises as a part of a larger area, and the right to change the character and use made of the Leased Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent Landlord deems necessary or desirable and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting including, without limitation any broker's commission incurred by Landlord.

         (c) Should Landlord, acting reasonably and in good faith, determine that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, Landlord may, in Landlord's option, upon Tenant's continued failure to so maintain, repair or replace after twenty (20) days notice from Landlord, enter into and upon the Leased Premises, with or without process of law and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom; and Tenant agrees to reimburse Landlord on demand additional rent for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

         (d) Any and all property which may be removed from the Leased premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled may be handled removed and stored as the case may be, by or at the direction of Landlord at the risk cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Leased Premises shall, at Landlord's option, be deemed conveyed by Tenant to landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

         (e) In exercising any of the remedies set forth in this Lease with respect to entry or re-entry of the Leased Premises, Landlord shall not be civilly or otherwise liable to Tenant for any damage to Tenant's property unless same is solely caused by the intentional or wanton, willful and reckless conduct of Landlord.

         (f) Pursuit by Landlord of any of the foregoing remedies shall not, except as set forth in the alternative in the case of those remedies provided in subparagraphs (b)(1) and (b)(2) hereinabove, preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or available in equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, or as accord and satisfaction of any liability of Tenant unless Landlord expressly so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon any event of default shall not be deemed or construed to constitute a waiver of such default or of landlord's right to enforce any such remedies with respect to such default or any subsequent default. If on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with any attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder. Tenant agrees to pay all reasonable attorneys' fees so incurred, said attorneys' fees being deemed additional rent due hereunder upon the next date the payment by Tenant of rent or any installment thereof is due.

         (g)      Without limiting the foregoing:

                  (i) Service of process upon Tenant may be had by serving any registered agent or any officer or director of Tenant at or upon the Leased Premises and Landlord or anyone acting therefor shall at all times have the right to enter, seek out and locate any appropriate person for such purpose;

                  (ii) Service of process upon Landlord may be had by serving any registered agent or partner of Landlord, or any person actin therefor, at Landlord's offices in the Building or elsewhere;

                  (iii) Provided, however, neither Landlord nor Tenant hereby waive the right to serve each other with process by any other lawful means;

                  (iv) Landlord and Tenant expressly waive any right to trial by jury; and

                  (v) To the extent permitted by existing or future law of the State of Georgia, Tenant expressly waives any and all rights of redemption granted by or under any existing or future laws if Tenant is evicted or dispossessed for any cause or if Landlord obtains possession of the Premises due to Tenant's default hereunder or otherwise.

20.      DAMAGE BY FIRE OR OTHER CASUALTY

         (a) If the Building, Improvements, or Leased Premises are rendered partially or wholly untenantable by fire or other casualty, at any time prior to the end of the fifteenth (15th) year next following the Commencement Date, Landlord shall reasonably proceed to rebuild, repair and or materially restore same and Tenant shall thereupon reoccupy the Premises for the remainder of the Term of the Lease.

         (b) If such untenantability occurs by fire or other casualty occurring between the end of the ten (10th) year next following the Commencement Date of the Lease and the end of the fifteenth (15th) year next following same, the Term for the Lease shall then be extended from the date of Tenant's reoccupancy for a time sufficient to extend the remaining portion of the Term to a period of ten (10) years next following the date of Tenant's reoccupancy. During the period of time the Term of the Lease is thereby extended past what would have been the expiration date of the original Term. Tenant's Monthly Rental shall be equal to the prevailing competitive market rental rate appertaining as to similar commercial office buildings in the Alpharetta, Georgia, area as of the expiration date of the original Term. As used herein, the phase "prevailing competitive market rental rate" shall mean the rental rate (projected from the date of the expiration of the original Term) which Tenant would expect to pay and Landlord would expect to receive under Leases for space at comparable size and quality to the Premises and as provided for in, and on terms and conditions comparable to this Lease covering premises similar to the Premises. If Landlord and Tenant have not reached agreement and executed an amendment to this Lease setting forth such agreement on or before the date three
(3) months following the expiration of the original Term, then within ten (10) days after that date each party shall appoint and employ, at its cost, a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers (MAI) with at least ten (10) years of full-time commercial appraisal and real estate marketing experience in metropolitan Atlanta, Georgia to appraise and establish the "prevailing competitive market rental rate." The two appraisers, thus appointed, shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the date of the appointment of the last two appraisers. If they are unable to agree on the third appraiser, either of the parties, after giving five (5) days notice to the other, may apply to a judge of the United States District Court for the district in which the Premises are located for the selection of a third appraiser meeting the qualifications stated above. Each of the parties shall bear one-half of the cost of appointment of the third appraiser and of the third appraiser's fee. Within thirty (30) after the selection of the third appraiser, a majority of the appraiser shall agree upon the "prevailing competitive market rental rate." If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided however, if the low appraisal and/or the high are more than ten percent (10%) lower and or higher than the middle appraisal, the low appraisals and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such rate. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the rate. During the period of time between Tenant's reoccupancy and the date the "prevailing competitive market rental rate" is established, Tenant will continue to pay Monthly Rental at the rate that appertained at the time the fire or other casualty occurred.

         (c) If the Building, Improvements, or Leased Premises are rendered partially or wholly untenantable by fire or other casualty at a time when less than five (5) years remain in the Lease Term, and if such damage, in Landlord's reasonable estimation, cannot be materially restored within one hundred-fifty
(150) days of such damage, then either Tenant or Landlord may, at its option, terminate this lease as of the date of such fire or casualty by written notice to the other within sixty (60) days of such fire or casualty. For purposes hereof, the Building, Improvements, or Leased Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased premises for the purpose for which the Premises were being used at the time of such fire or casualty.

         (d) If this Lease is not terminated pursuant to this Paragraph, then Landlord shall proceed with all due diligence to rebuild, repair and/or materially restore the Building,

Improvements or Leased Premises, as the case may be, and thereafter to return same as near to the condition in which same existed prior to the casualty as is reasonably feasible under all the circumstances.

         (e) If this Lease shall be terminated pursuant to this Paragraph, the Term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the Term hereof. If this Lease shall not be terminated pursuant to this paragraph and if the Leased Premises is untenantable in whole or in part following such damage, the Monthly Rental payable during the period in which the Leased Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.

         (f) In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Leased Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         (g) In the event of any damage or destruction to the Building, the Leased Premises or the Property by any peril covered by the provisions of this Paragraph. Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense such portion or all of the property belonging to Tenant or his licenses from such portion or all of the Building or the Leased Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Leased Premises prior to such removal.

21.      CONDEMNATION

         (a) If any substantial part of the Building, Improvements, available parking area or Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Building or the Leased Premises for the purpose for which it is then being used, this Lease shall terminate on the date title vests in the taking authority in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Term hereof. Any decrease in available parking spaces, as provided for in Paragraph 26 below, a ratio of 3.75 cars per 1,000 rentable square feet of the Premises shall be deemed to materially interfere with the use by Tenant of the Building and the Premises.

         (b) If part of the Building, Improvements, or Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph (a) above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of the Term of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Building, Improvements and Leased Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances. In no event, however, shall Landlord be required under this Lease to incur any expenses in excess of available proceeds from any taking contemplated hereby for the purposes of restoring the Building or the Premises after any such taking.

         (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of streets outside the Office Park of which the Building is a part, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs, for Tenant's loss of business and/or business interruption, and for any other cost, loss, damage or expense suffered by Tenant.

         (d) Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the Term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the Term of this Lease: in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the Term of this Lease.

         (e) Notwithstanding anything to the contrary contained in this paragraph 21 or elsewhere in this Lease, in the event of any condemnation, Landlord shall be entitled to receive its entire award without deduction therefrom for any estate vested in Tenant by the Lease, but Tenant shall have the right to make a separate claim with the condemning authority for, and to receive therefrom: (i) any moving expenses incurred by Tenant as a result of such condemnation; (ii) any costs incurred or paid by Tenant in connection with any alteration or improvement made by Tenant to the Premises; (iii) the value of any of Tenant's property taken; and (iv) any other separate claim which Tenant may hereafter be permitted to make under applicable law provided, however, that such other separate claim shall not reduce or adversely affect the amount of the Landlord's award.

22.      SALE BY LANDLORD

         In the event of a sale, conveyance or assignment by Landlord of all or any portion of the Building or Landlord's interest therein, or in or of the Leased Premises, or if the Building or the Leased Premises comes under the control of a mortgagee, ground lessor or similar party, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease, and to recognize such successors as new Landlord or to attorn thereto and execute, at this Landlord's request, an attornment agreement therewith.

23.      RIGHT OF LANDLORD TO PERFORM

         All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If the Tenant shall fail to pay any sum of money or incur any expense, other than rent, required to be paid by Tenant hereunder, whether or not such failure constitutes a breach of this Lease, and such failure shall continue for twenty (20) days after notice thereof by the Landlord, then Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any obligations of the Tenant, make any such payment or incur any such expense or perform any such act on the Tenant's part to be made or performed as in this Lease required to be adopted by Tenant. All sums so paid by the Landlord and as necessary incidental costs together with interest thereon at the rate of one and one-half percent (1 1/2%) per month, which is eighteen percent (18%) per annum, from the date of such payment by the Landlord, shall payable as additional rent to the Landlord on demand, and the Tenant covenants to pay any such sums and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of rent.

24.      SURRENDER OF PREMISES

         (a) Unless Tenant shall, at least one hundred-eighty (180) days before the last day of the Term hereof, give to Landlord a written notice of any desire to remain in occupancy of the Premises after that date, Landlord shall presume an intention by Tenant to surrender the Premises on that date. Nothing contained herein or in the failure of Tenant to give such notice shall be construed as an extension of the Term hereof or as consent of Landlord to any holding over by Tenant.

         (b) At the end of the Term or any renewal thereof or other sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises in the same condition as received, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements alone excepted. So long as Tenant is not in default hereunder, Tenant may, upon the termination of this Lease remove all movable furniture and equipment belonging to Tenant, at Tenant's sole cost, title to same remaining in Tenant until such termination, repairing any damage caused by such removal. Upon request by Landlord, unless otherwise then or previously agreed to in writing by Landlord, Tenant shall remove, at Tenant's sole cost, all movable furniture and equipment belonging to Tenant and repair any damage resulting from such removal. Property not so removed by the last day of the Term shall be deemed abandoned by Tenant, and title to the same shall thereupon pass to Landlord.

         (c) The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

25.      WAIVER

         If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord or Tenant of any term, covenant or condition contained in this Lease may only be made by a writing, shall be effective only with respect to the subject matter stated therein, and only for such time and to such extent as provided therein.

26.      PARKING

         Landlord shall provide, for the non-assigned use of Tenant, up to the greater of (a) 320 parking spaces or (b) four (4) spaces per 1,000 net rentable area of the Leased Premises. Said spaces shall not be reserved or otherwise designated.

27.      NOTICES

         Each notice required or permitted to be given under this Lease shall be sent by hand delivery or by depositing it with the United States Postal Service or the official successor thereto, certified or registered mail, return receipt requested, with adequate postage prepaid, addressed to the appropriate party as hereinafter provided. Each such notice shall be effective upon being hand delivered or deposited with the United States Postal Service, as the case may be, but the time period in which a response to any such notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the notice by the addressee thereof, as evidenced by the deliver record of the messenger or courier service or by the return receipt of the United States Postal Service, as the case may be. Rejection or other refusal by the addressee to accept or the inability of the messenger or courier service, or the United States Postal Service, to deliver because of a changed address of which no notice was given, shall in any case be deemed to be the receipt of the notice sent. The addresses of Landlord and Tenant are as follows:

             Landlord:         Regency Park West Associates
                               2929 Lenox Road
                               Atlanta, Georgia  30324

             With copy to:     GE Capital
                               One Georgia Center
                               600 West Peachtree Street, Suite 800
                               Atlanta Georgia  30308
                               Attn:  Mr. Julio Perez

             Tenant:           TheraTx, Incorporated
                               400 Northridge Road, Suite 400          From and after July 1, 1997
                               Atlanta, Georgia  30350                 "At the Premises"
                               Attn:  Mr. B. Wayne Clark,
                               Vice President-Administrative Services

         Any party shall have the right from time to time to change the address to which notices to it shall be sent and to specify up to two additional addresses to which copies of notices to it shall be sent by giving to the other party or parties at least thirty (30) days prior notice of the changed address or additional addresses.

28.      CERTAIN RIGHTS RESERVED TO LANDLORD

         Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

         (a)      To change the name of the Building;

         (b) To designate all sources furnishing sign painting and lettering; and, while obtaining competitive pricing from multiple sources for same, to also designate all sources for towels, valet service and toilet supplies, lamps and bulbs used in the Leased Premises:

         (c)      To retain at all times pass keys to the Leased Premises

         (d) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

         (e) To close the Building after regular work hours and on legal holidays subject, however to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building; and

         (f) To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Leased Premises or the Building and identification and admittance procedures for access to the Buildings as may be necessary or desirable for the safety, protection, preservation or security of the Leased Premises or the Building or Landlord's interest, or as maybe necessary or desirable in the operation of the Building.

         Landlord may enter upon the Leased Premises and may reasonably exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder.

29.      ABANDONMENT

         Tenant shall not vacate or abandon the Premises at any time during the Term, and if Tenant shall abandon, vacate, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall, at the option of Landlord, thereupon pass to Landlord.

30.      SUCCESSORS

         Subject to the provisions of paragraph 10 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

31.      ATTORNEYS' FEES

         In the event that any action or proceedings is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the court in such action or proceeding.

32.      CORPORATE AUTHORITY

         If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and every one of the persons signing on behalf of the corporation are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

33.      MORTGAGEE APPROVALS

         Any approvals or consents of Landlord required under any provisions of this Lease shall not be deemed to have been unreasonably withheld if any mortgagee (which shall include the holder of any deed to secure debt) of the Premises. Building or Property or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

34.      LANDLORD'S LIEN

         In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph at public or private sale upon providing the notice called for by the Uniform Commercial Code, or if none is so supplied by memorandum there of at Landlord's discretion. Tenant further agrees that this Lease shall constitute a security agreement and further agrees to execute for recordation, simultaneously with execution of this Lease or at such other time designated by Landlord at its sole discretion, such financing statements and other instruments deemed necessary or desirable in the sole discretion of Landlord to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived the express contractual lien herein granted being in addition and supplementary thereto.

35.      QUIET ENJOYMENT

         Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant while paying the Rentals and performing its other covenants and agreements herein set forth, shall peaceably, and quietly have hold and enjoy the Leased Premises for the Term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Leased Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance: provided, Landlord shall enforce all Rules and Regulations of the Building even-handedly upon all Tenants of the Building.

36.      LIMITATION OF LANDLORD'S LIABILITY AND EXCULPATION OF PARTNERS

         In no event shall Landlord's liability for breach of this Lease exceed the amount of rent then remaining unpaid for the then current Term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. Furthermore, any liability of Landlord hereunder shall be enforceable only for and out of the interest of Landlord in the Building. Anything to the contrary contained in this Lease notwithstanding there shall in no event be any personal or derivative liability with respect to arising from or related in any manner to the terms, covenants, conditions and provisions of this Lease or their application, sought or enforced against any persons, firms, or other entities who constitute the partners of the Landlord, and Tenant hereby exculpates each and all partners of Landlord from any and all liability arising from or relating to this Lease and its provisions or from Landlord's status as such hereunder. Tenant shall, subject to the rights of any ground lessor, mortgagee or holder of any security interest, look solely to the interest of Landlord, its successors and assigns, in the Building for the satisfaction of each and every remedy, if any, of Tenant as against Landlord herein, including default by Landlord hereunder, and shall in no event have or seek such satisfaction out of the separate issues of, or from any partner of Landlord.

37.      RIGHT TO RELOCATE [OMITTED]

38.      DISCLAIMER OF CREATION OF PARTNERSHIP OR JOINT VENTURE

         This Lease shall not be deemed to create or constitute a partnership or joint venture of and between Landlord and Tenant for any purpose, nor is Landlord to be deemed for any purpose a master, servant, employer, employee, principal or agent of Tenant.

39.      LEASE EFFECTIVE DATE

         Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution by both Landlord and Tenant.

40.      RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the Rules and Regulations printed on Exhibit "E" annexed to this Lease and all reasonable additions thereto as are from time to time now or hereafter at any time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building or Office Park of any obligation under said Rules and Regulations, but shall apply and enforce same uniformly as to all Tenants.

41.      NO BROKERS

         Tenant represents and warrants to Landlord, that except for Richard Bowers & Company no broker, agent commission salesman or other person has represented Tenant in the negotiations for and procurement of this Lease and that, except for the commission payable to the said Richard Bowers & Company, no commission, fee or compensation of any kind is due and payable in connection herewith to any person or entity. Tenant and Landlord hereby acknowledge and agree that the commission payable to the said Richard Bowers & Company in connection with the Lease is the sole responsibility of Landlord, and that said commission shall be paid by Landlord to the said Richard Bowers & Company in accordance with the terms of a separate agreement. Tenant and Landlord also acknowledge that American Resurgens Management Corp. has acted as agent for Landlord in this transaction and is to be compensated for its services in connection therewith in accordance with a separate agreement with Landlord. American Resurgens Management Corp. has not acted as agent for Tenant in this transaction.

42.      RECORDING

         Neither this Lease, nor any memorandum hereof, shall be recorded by Tenant without Landlord's prior written consent to such recording, which shall not be unreasonably withheld as to a Memorandum of Lease.

43.      MISCELLANEOUS

         (a) The paragraph numbers and Paragraph headings herein, and designations of subparagraphs, are for convenience of reference only and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease, which shall be construed without reference thereto.

         (b) If this Lease is signed by more than one person, or if Tenant is a partnership, joint venture or other business organization the members of which are subject to personal liability, the obligations and liability of each such person or member hereunder shall be joint and several.

         (c) The term "Landlord" in this Lease shall include Landlord and its successors and assigns.

         (d) The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine, feminine or neuter genders, the singular or plural number, individuals, firms or corporation, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof.

         (e) "Office Park" means the business park owned by Lessor and comprising approximately 150 acres located situate to Rock Mill Road in Land Lots 592, 605, 606 and 639 of the 1st District, 2nd Section, Alpharetta, Fulton County, Georgia, all as more particularly described in EXHIBIT "B" attached hereto and by this reference made a part hereof.

         (f) "Common Areas" means those portions of the Office Park lying outside the Building which are designated as "common areas" for the use, enjoyment and benefit of all owners or tenants of property located within the Office Park and their lessees, sublessees and invitees.

         (g) Time is of the essence of this Lease and each and all of its provisions.

         (h) This Lease shall in all respects be governed by and construed under the laws of the State of Georgia.

         (i) Tenant shall have no right to hold back, offset or otherwise fail to pay any rent, including additional rent, due or any other charges assessed under any provision of this Lease, for or on account of any claim or counterclaim alleged against Landlord, save and except pursuant to an order issued with prior notice to Landlord and after a hearing by a court of record of competent jurisdiction in the State of Georgia.

         (j) This Lease, together with its Exhibits and riders, if any, contains all the agreements of the parties hereto and supersedes any previous negotiations or agreements, whether oral or written. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits.

         (k) This Lease may not be modified except by a written instrument executed by all the parties hereto or their successors and assigns.

         (l) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term hereof.

         (m) If, for any reason whatsoever, any clause, phrase, provision or portion of this Lease, or the application thereof to any person or circumstance, shall be or become invalid, unenforceable or ineffective, such event shall not affect, impair or render invalid, unenforceable or ineffective the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision, provision or portion hereof to other persons or circumstances. It is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is or may become invalid, unenforceable or ineffective, there be added as a part of this Lease a clause, phrase, provision or portion as like and similar in terms to such invalid, unenforceable or ineffective clause, phrase, provision or portion as may be valid, enforceable and effective.

         (n) Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party so charged shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to causes of any kind whatsoever including, without limitation, acts or events of force majeure, which are beyond the control of that party. The period for performance of any such delayed action by the party so charged shall be extended for a period equivalent to the period of such delay.

         (o) Notwithstanding any other provisions of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the Rule Against Perpetuities to this Lease.

44.      SPECIAL STIPULATIONS.

         Additional provisions of this Lease are set forth in the Special Stipulations attached hereto and made a part hereof as EXHIBIT "F". In the event of a conflict between the preceding provisions of this Lease and the provisions of the Special Stipulations EXHIBIT "F", the provisions of the Special Stipulations shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease under their hands and seals the day and year first above written, each warranting to the other that it has the authority to do so and the capacity to bind the respective entities identified as Landlord and Tenant hereunder.

                                LANDLORD:

                                Regency Part West Associates, L.P., a Georgia Limited Partnership

                                By: American Resurgens Management Corp., a Georgia Corporation
                                         As General Partner
WITNESS/ATTEST:

         [Illegible]            By:      [Illegible]
-------------------------          --------------------------------------------
                                Its:
                                    -------------------------------------------

                                                      (CORPORATE SEAL)


                                TENANT:

                                TheraTx, Incorporated,
                                A Delaware Corporation


                                By:      [Illegible]
                                   --------------------------------------------
                                Its:
                                    -------------------------------------------

                                                      (CORPORATE SEAL)

APPROVED:

General Electric Real Estate
Equities, Inc.


By:      [Illegible]
   ---------------------------

                                   EXHIBIT "A"

                           LEASED PREMISES FLOOR PLAN



                                 TO BE PROVIDED

                   (PER SPECIAL STIPULATION # 18, EXHIBIT "F")

                                   EXHIBIT "B"

                          OFFICE PARK LEGAL DESCRIPTION



                                 TO BE PROVIDED

                   (PER SPECIAL STIPULATION #17, EXHIBIT "F")

                                  EXHIBIT "B-1"

     CONCEPTUAL PLAN FOR GE CAPITAL AND AMERICAN RESURGENS MANAGEMENT CORP.

       SMALLWOOD, REYNOLDS, STEWART, STEWART & ASSOCIATES, INC. ARCHITECTS

                   [ARCHITECTURAL DESCRIPTION OF OFFICE PARK]

                                   EXHIBIT "C"

                      LEASED PREMISES IMPROVEMENT AGREEMENT

In consideration of Tenant's execution of the Lease to which this Agreement forms an Exhibit, and for the mutual considerations hereinafter recited, Landlord shall provide to the Premises and Tenant shall receive, accept and provide the following:

SECTION (A) - ARCHITECTURAL, ENGINEERING AND OTHER SERVICES:

(1) Landlord shall provide Tenant with an allowance of Seventy Three Thousand Fifty-Nine Dollars ($73,059.00), equivalent to One Dollar ($1.00) per useable square foot of the Leased Premises, for use by Tenant in obtaining architectural and engineering services prior and incident to construction of Tenant Improvements therein. Tenant, at its sole cost and expense and through Landlord's designated Architect and/or Engineer, shall then cause to be prepared Plans and Specifications for Tenant's Premises as follows:

         (a) Detailed architectural drawings and specifications for Tenant's partition plan, reflected ceiling plan, power, communication, and telephone plan (location of data and telephone outlets with pull boxes only), electrical outlets, finish plan, elevations, details and sections;

         (b) Mechanical, electrical, plumbing and lighting plans and specifications where necessary for installation to Base Building heating and air conditioning systems. (Landlord shall provide the Architectural and Mechanical services with respect to completing the improvements outlined in Section B).

(2) Landlord and Tenant hereby agree that time is of the essence and that the following sequence and schedule shall be strictly adhered to with respect to the design and development of Construction Documents and the ultimate construction of Improvements to Tenant's Premises:


         (a) Tenant shall select a coordinator who provides Architect with information for development of initial space plan within twelve (12) weeks from execution of Lease.

         (b)      Architect shall then prepare initial space plan within four
                  (4) weeks of receipt of Tenant information;

         (c) Upon receipt of space plan, Tenant's coordinator, as required, shall provide additional information for development of schematic pricing drawings, in not later than two (2) weeks;

         (d) Architect shall then prepare schematic pricing drawings and specifications within two (2) weeks from receipt of information provided for in (2) (c) above;

         (e) Landlord, or its designated agent shall prepare a cost estimate based upon the drawings referred to in (2) (d) above within two (2) weeks of receipt of schematic pricing drawings;

         (f) Tenant reviews and approves or adjusts the schematic pricing drawings and the cost estimate, as outlined in (2) (d) and (2)
                  (e) above, and provides Landlord all remaining information needed to develop final Plans and Specifications by no later than one week thereafter;

         (g) Landlord, based upon all information previously provided and approved by Tenant, authorizes Architect to prepare final Plans and Specifications within four (4) further weeks;

         (h) Tenant reviews and signs off on the final Plans and Specifications prepared in accordance with (2) (g) above within one (1) week;

         Upon receipt from Tenant of the approved final Plans and Specifications referred to in (2) (h) above, Landlord shall obtain a minimum of three
         (3) competitive bids and select a contractor, who shall substantially complete Tenant's Premises by June 30, 1996. Landlord shall provide Tenant with a Tenant Improvement Allowance of One Million One Hundred Twenty Thousand Dollars ($1,120,000.00) equivalent to Fourteen Dollars ($14.00) per rentable square foot of the Leased Premises. Should the cost of all improvements to Tenant's Premises exceed Tenant's Improvements Allowance, Tenant shall pay Landlord such excess costs prior to the time payment of any sum including same is due to be made by Landlord to the contractor under the contract for improvements. Said excess costs shall be deemed Additional Rent under the Lease. Failure by Tenant to pay any sums when due will constitute a failure to pay rent when due and be, at Landlord's option, an event of default by Tenant under the Lease. Any contractor-initiated change order must be reviewed an approved by Landlord and Tenant, which review and approval will not be unreasonably withheld. Should cost of improvements to Tenant be less than the Tenant Improvement Allowance, Tenant may apply the remainder thereof to the cost of future Tenant improvements to expansion areas.

(3) Should Tenant, subsequent to commencement of construction of Improvements to its Premises, modify the Plans and Specifications in any way, Tenant shall pay all additional costs thereby incurred by Landlord plus a fee of twenty-one percent (21%) of the additional cost for Landlord's cost of coordination, supervision, supervision and overhead resulting from the revisions to said Plans and Specifications, excluding any additional architectural and/or engineering fees. All revised or additional Plans and Specifications are subject to landlord's prior review and written approval. Should any revisions or additions to the original Plans and Specifications result in a delay of substantial completion of the Premises, Tenant agrees that such shall constitute a "Tenant Delay".

SECTION (B) LANDLORD'S IMPROVEMENTS:

              Preliminary to completion of construction of the Tenant Improvement Work provided for elsewhere in this Agreement, the following improvements to the Premises (herein called "Base Building Work") shall have been or be completed by Landlord at its expense:

              (1) Perimeter walls and core walls completed, taped and bedded, ready for paint finish;

              (2) Floor - Unfinished concrete slab floor at the interior of the Leased Premises ready to receive carpeting or other floor covering;

              (3) Building Standard 110-volt power supplied to the building core, together with building standard power grid installed in ceiling;

              (4)      Men's and women's restroom facilities;

              (5)      Sprinkler riser and main loop;

              (6) Building standard voice communication speakers, exit lights, fire extinguishers and cabinets within common areas, including the core area;

              (7) 2' X 2' ceiling grid system installed throughout with 2' X 2' ceiling tiles stacked on the floors;

         (8) Perimeter HVAC system installed from mixing boxes including ductwork and perimeter slot diffusers;

         (9) Building standard sprinkler distribution from main loop to sprinkler heads, and building standard chrome semi-recessed sprinkler heads;

         (11) Thin line (1") aluminum horizontal blinds to cover all exterior windows.

         (12) Electrical Service - Provision of up to 3.5 watts (but no more than 3.5 watts) per usable square foot of the Leased Premises. This service shall provide power for lighting fixtures, base and floor outlets and/or miscellaneous equipment. All additional electrical service exceeding 3.5 watts per usable square foot shall be separately connected and metered at the power source. Tenant shall pay for any and all costs to submeter and all excess power as metered on a monthly basis;

         (13) Heating, Ventilating and Air Conditioning Engineering and installation of the base building HVAC system to provide cool and warm air exterior zones supplied through slot diffusers in accordance with the following specifications:


                                     Summer Conditions


                  Inside Temperature                  Outside Temperature
                  ------------------                  -------------------

                  75 d.F dry bulb                     92 d.F dry bulb
                  50% relative humidity               78 wet bulb


                                 Winter Conditions

                  Inside Temperature                  Outside Temperature
                  ------------------                  -------------------

                  72 d.F dry bulb                     14 d.F dry bulb

                  Any relocation of sprinklers or additions of sprinklers will be at Tenant's cost.

                  All remaining preparation of the Leased Premises shall be considered as Tenant's Work, to be completed at Tenant's sole expense.


SECTION (C) - GENERAL PROVISIONS:

(1) Landlord will permit Tenant and its agent to enter the Premises prior to the date specified as the Commencement Date of the Term of the Lease, allowing Tenant to perform through its own contractors (to be first approved by Landlord) such other work and decorations as Tenant may desire at the same time that Landlord's contractors are working in the Premises. The foregoing license to enter prior to the Commencement Date of the Lease Term, however, is conditioned upon Tenant's workmen and mechanics working in harmony with and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any other Tenant(s) or their contractors, and not impeding or interfering with the Landlord's work or the process thereof. Such access shall at times be subject to the control and restrictions of the Landlord. Such entry shall be deemed to be under all of the terms, covenants, provisions and conditions of the Lease except Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's decorations or installations made prior to the Commencement Date of the Term of the Lease, the making of any of same being done solely at Tenant's risk.

(2) Workers' compensation and public liability insurance for bodily injury and property damage, all in required amounts and with company's name and on forms satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord.

(3) If Tenant's contractors or anyone employed by Tenant shall cause a delay in completing Tenant's alterations, Tenant agrees that such delay will constitute a "Tenant Delay."

(4) Should Landlord be unable to complete the work as scheduled as a result of a "Tenant Delay", Tenant shall pay to Landlord, as Additional Rent, one (1) day's base rent computed in accordance with the Lease for each calendar day of "Tenant Delay", as liquidated damages and not as a penalty, it being agreed that Landlord's damages and not as a penalty, it being agreed that Landlord's damages for such delay would be otherwise difficult to determine. Said Additional Rent will be due within thirty (3) days of Tenant's receipt of Landlord's notice therefore.

(5) Landlord, upon prior notice to Tenant, reserves the right to make reasonable substitutions of equal or better quality and value for building standard materials in the event of unavailability of materials or due to field conditions.

(6) Tenant and Landlord acknowledge, by execution in their respective spaces provided hereinbelow for that purpose; that the foregoing correctly set forth all the obligations of Landlord and Tenant with respect thereto are hereby extinguished and merged into this Agreement; and that each has full authority and consent to bind the respective contracting parties.

                  IN WITNESS WHEREOF, the parties have executed this Leased Premises Improvement Agreement this 25 day of October, 1995.


                                    LANDLORD:

                                    REGENCY PARK WEST ASSOCIATES
                                    A Georgia General Partnership

                                    By:      AMERICAN RESURGENS
                                             MANAGEMENT CORP.,
                                             A Georgia Corporation

WITNESS/ATTEST:

     [Illegible]                    By:   /s/ James L. McMahan      (L.S.)
-------------------------              --------------------------------------
                                        James L. McMahan
                                        Its: Chairman
                                        (Corporate Seal)



                                    TENANT:

                                    THERATX, INC.
                                    A Delaware Corporation


                                    By:   /s/ John A. Bardis         (L.S.)
                                       --------------------------------------
                                    Its:     Pres. & CEO
                                        -------------------------------------
                                        (Corporate Seal)

APPROVED:

GENERAL ELECTRIC REAL
ESTATE EQUITIES, INC.

By:    [Illegible]
   --------------------

                                   EXHIBIT "D"
                              ESTOPPEL CERTIFICATE


(Lender's Name)





Gentlemen:

The undersigned, as Tenant under that certain lease (the "Lease") dated __________, 19__, made with ______________________________, as Landlord (the
"Landlord"), does hereby agree and certify:

1. That the copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease, and there are no amendments, modifications or extensions of or to the Lease except as set forth immediately below:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

2. That the term of the Lease commenced or began on __________, 19__, and the Lease is now in full force and effect.

3. That its Leased Premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises, that it now occupies the same and that Tenant is paying full lease rental.

4. That it began paying rent on __________, 19__, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security except as set forth immediately below:

_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

5. That there exist no defenses or offsets to enforcement of the Lease by the Landlord and, so far as is known to the undersigned, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

The undersigned acknowledges that you are relying on the above representations of the undersigned in (advancing funds to purchase the existing first mortgage loan covering the building in which the Leased Premises are located)/(purchasing the building in which the Leased Premises are located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.


DATED:
       ------------------------------
TENANT:
       ------------------------------
By:
   ----------------------------------
Its:
    ---------------------------------

                                   EXHIBIT "E"
                              RULES AND REGULATIONS

         1. Sidewalks, courts, ramps, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, bus stops, halls, passages, exits, entrances, elevators, escalators, stairways of the Building and throughout the Common Area and other areas and improvements provided by Landlord for the general use of tenants, their employees, visitors, invitees and licensees, shall not be covered or obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Leased Premises, the Building or the Common Area, as applicable. The walls, partitions, windows and doors that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed. The halls, courts, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, may be prejudicial to the safety, character, reputation and interests of the Common Area, the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal or immoral activities. Tenant, and its employees, visitors, invitees or licensees of any tenant, shall not go upon the roof of the Building, except as previously authorized by Landlord.

         2. No sign, placard, picture, name, notice, decoration or advertisement visible horizontally or vertically from the exterior of Leased Premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its Premises or any interior or exterior part of the Building without the prior written consent of Landlord, and only then at the sole cost and expense of Tenant. Landlord shall have the right to remove any such sign, placard, picture, name, notice, decoration or advertisement without notice to and at the sole cost and expense of tenant.

         (a) If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of a lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, notice, decoration or advertisement so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, notice, decoration or advertisement.

         (b) All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the sole expense or Tenant by a person previously approved in writing by Landlord.

         3. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, in such manner and arrangement as may be from time to time determined by Landlord, and Landlord reserves the right to exclude any other names therefrom.

         4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inside of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the windowsills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

         5. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 6:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons other than Tenant or its accompanied guests. Tenant shall be responsible for all persons whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

         (a) Landlord shall in no case be liable for damages or for error with regard to the admission to or exclusion from the Building of any person.

         (b) During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

         6. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of Tenant's Premises. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the Landlord's janitor or any other employee or any other person.

         7. Tenant shall not obtain or maintain for use on its Premises coin-operated vending machines or accept barbering or bootblacking services in its Premises except from persons authorized by Landlord.

         8. Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the

Building. On multiple tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

         9. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's mechanical systems, and shall refrain from attempting to adjust any controls.

         10. No additional locks or bolts of any kind shall be placed on any door in the building or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on doors in the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys.

         11. The toilet-rooms, toilets, urinals, wash bowls, water apparatus, and other plumbing facilities shall not be used any purpose other than for those for which they were constructed or installed. All plumbing lines shall be kept open and no sweepings, rubbish, chemical, or other unsuitable or foreign substances of any kind shall be thrown or placed therein or in any of the toilets, urinals, wash bowls, water apparatus or other plumbing facilities. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule by Tenant or Tenant's agents, employees, invitee, licensees or visitors, shall be borne by Tenant and shall be paid to Landlord immediately upon Landlord's demand. No restrooms in the Common Areas shall be used as smoking areas, clothes changing facilities, or lounging or meeting areas. Furthermore, no bathing (other than the washing of hands and face) shall be done in the restrooms, and no hair dryers, shavers (electric or manual) or other appliances shall be used in the restrooms at any time. Tenant shall not allow or permit its agents, employees, invitee, licensees or visitors to congregate in the restrooms for any reason or to otherwise violate the above provisions of this Rule 11.

         12. Tenant shall not use, keep, store or permit in its Premises or the Building any: (a) ether, naptha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, kerosene or camphene, other than in limited quantities necessary for the operation or maintenance of office equipment; (b) any other flammable, combustible, explosive gas or material of any kind; or (c) any other fluid, gas or material of any kind having an offensive odor, unless previously obtaining written consent of the Landlord. Tenant shall use no method of heating or air-conditioning other than that supplied by Landlord.

         13. No odors or vapors shall be caused or permitted to emanate from the Premises. Tenant shall not use, keep, store or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any live animals or birds other than seeing eye dogs be brought or kept in or about the Premises or the Building.

         14. Tenant shall not use, permit or suffer the use of the Premises or the Building or the Common Areas of the office park for living, sleeping or lodging; shall not do any cooking or conduct any restaurant, luncheonette, or cafeteria business for the sale or service of food or beverages to persons other than its own employees and guests (in which event only equipment approved by Underwriters' Laboratory shall be used or installed); and shall not permit the delivery of food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord.

         15. Except with the prior written consent of Landlord, Tenant shall not sell, permit the sale, at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on any Premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, or bootblacking parlor nor shall the Premises of Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in Tenant's Lease.

         16. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instruction in their installation. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burgular alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

         17. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not use or permit operation of any musical or sound-producing instruments or devices which may be heard outside the Premises, or interfere with radio or television broadcasting or reception from or in the Building or elsewhere. No signaling, telegraphic or telephonic instruments or devices, no other wires, instruments or devices, shall be installed in connection with the Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (i) the installation and use of such electrical protecting devices the prevent the transmission of excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the Building, with (i) the number of the Premises to which said wires lead, (ii) the purpose for which wires are used, and (iii) the name of the company operating same.

         18. Tenant shall lay no linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by Tenant if it or its contractors, employees or invitees, shall have caused the damage.

         19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried upon or down the elevators except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

         20. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed by Tenant to move such equipment in or out of the Building must be acceptable by Landlord.

         21. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

         22. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of the Landlord.

         23. There shall not be used in the Premises, or in the public areas of the Building, by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. No other vehicles of any kind shall be brought by Tenant into or kept in or about the Premises.

         24. Tenant shall store all its trash and garbage within the interior of its Premises. No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

         25. Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building or in the Common Areas or in the Office Park, are prohibited and each tenant shall cooperate to prevent the same. Tenant shall not make room-to-room or telephonic solicitation of business from other tenants in the Building.

         26. Landlord reserves the right to exclude or expel from the Building, the Common Areas and/or the Office Park any person who, in Landlord's judgment, is or may be intoxicated or under the influence of liquor or drugs or who is or may be in violation of any of the Rules and Regulations of the Building.

         27. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and upon written notice from Landlord. Tenant will refrain from or discontinue such advertising. No Tenant shall use the name of the Building in connection with or in prompting or advertising the business of said Tenant except for the purpose of identifying said Tenant's address.

         28. Tenant shall comply with all conservation, safety, fire protection and evacuation procedures and regulations established by Landlord and by any and all governmental agencies.

         29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

         30. The requirements of Tenant will be attended to only upon application at the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties except upon special instructions from Landlord, and no employees of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

         31. All wallpaper or vinyl fabric materials which any tenant may install on painted walls shall be applied with a strippable adhesive. The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

         32. Tenant shall provide and maintain hard surface protective mats under all desk chairs which are equipped with casters to avoid excessive wear and tear to carpeting. If Tenant fails to provide such mats, the cost of carpet repair or replacement made necessary by such excessive wear and tear shall be charged to and paid for by Tenant.

         33. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service to Tenant to Landlord for Landlord's supervision, approval, and control before performance of any contractual service. This provision shall apply to all work performed in the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portions of the Building.

         34. Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical facilities or fixtures, air conditioning equipment, heating apparatus, or to any part or appurtenance of the Premises.

         35. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving, and other similar work that may be done on the Premises.

         36. Tenant shall not use the Premises, the Building or the Office Park or permit any of same to be used for photographs, multilith or multigraph reproductions except in connection with its own business and only with Landlord's prior approval.

         37. Smoking is prohibited at all times in all interior lobbies, hallways, corridors, elevators, restrooms and other interior public areas of the Building and of all Buildings in the Office Park. Tenant shall so advise its employees and invitees and cooperate with Landlord in the enforcement of this policy. Within the Premises, Tenant shall enforce the Fulton County Clean Indoor Air Ordinance of May 20, 1993, as same may be from time to time amended or modified.

         38. Tenant may utilize the Building's freight elevator only with prior permission of Landlord's property manager and then upon such conditions and at such times are designated thereby.

         39. The consumption of food or beverage and the playing of radios, tape recorders, records, or any other electronic playing devices is strictly prohibited in all lobbies and other public areas of the Building.

         40. Landlord reserves and shall have the right to make and adopt, from time to time, such other and further reasonable rules and regulations, and such amendments, modifications, supplements and additions to these Rules and Regulations, and to revoke or rescind the same, as in Landlord's sole reasonable judgment may be needed for the safety, security, care and cleanliness of the Building, the Common Areas and the Office Park and for the occupancy of the Building or for preservation of good order therein.

         41. These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of Premises in the Building.

         42. All tenants of the Building, as well as their respective employees, agents, clients, customers, guests, invitees and licensees, shall abide by and be responsible for the observance of all of these Rules and Regulations, and such additional rules and regulations as are hereafter adopted by Landlord.

         43. Notwithstanding anything to the contrary in these Rules and Regulations, all approvals needed of Landlord must be in writing. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against that tenant or any or all tenants of the Building.

                                   EXHIBIT "F"
                              SPECIAL STIPULATIONS

1. Early Access to Premises by Tenant. Tenant will have access, at no cost to Tenant, to the Premises to install equipment and furnishings during the period three (3) weeks prior to the Commencement Date. At such time, the Premises shall be in condition to permit the installation of phone lines, equipment and furniture (subject to Fulton County Fire Marshall's requirements).

2. Tenant Improvement Allowance. Landlord will provide a Tenant Improvement Allowance, to be computed, expanded and applied in accordance with a Leased Premises Improvement Agreement attached to the Lease as Exhibit "C", slab-to-slab, of Fourteen Dollars ($14.00) per rentable square foot of the Premises. Additionally, Landlord will provide ceiling grid and slot diffusers in place, with ceiling tiles stacked on the floors of the Premises. Any unused portion of the Tenant Improvement Allowance may be used for tenant improvements in future expansion areas.

3. Space Planning, Architectural and Engineering. Landlord shall provide Tenant with an allowance of One Dollar ($1.00) per square foot of net usable area ($73,059.00) for the preparation of final floor plans and construction documents based on building standard finishes.

4. Option to Expand. For a period of twelve (12) months after the Commencement Date, Tenant shall have the right to expand the Premises by up to 20,000 square feet of net rentable area. The rental and other charges under the Lease (on a per square foot basis) shall be applicable to said expansion space and all other terms of the Lease shall be applicable to said expansion space; provided, however, that the term of the Lease as to any such expansion space shall expire or otherwise terminate with the term of the Lease applicable to Tenant's original Leased Premises. The option space shall be contiguous to Tenant's original Leased Premises.

5. Right of First Offer. Upon the expiration of any other lease between Landlord and any other tenant in the Building, Tenant shall have the Right of First Offer to expand its facilities into any area as to which such other lease is expiring, provided Tenant provides written notice of exercising this Right of First Offer within thirty (30) days of written notice from Landlord.

6. Tenant Day Care Facility. Tenant, at its sole cost and expense, shall have the right to construct and operate a day care facility for primary use by children of its employees within Tenant's Leased Premises; provided that no more than twenty-five percent (25%) of the children kept therein will be other than employee dependents. Tenant shall assume all responsibility and liability for the operation of such a facility, including playground, and shall indemnify, save and hold harmless Landlord of and from all liability therefor. Landlord agrees to designate a portion of the grounds adjacent to the office building as a playground area for the children being cared for in Tenant's day care center. Landlord agrees to enter into no agreement with any other tenant which would prohibit or limit Tenant's ability to own and operate such a day care facility.

7. Tenant's Physical Fitness Center. Tenant, at its sole cost and expense, shall have the right to create a physical fitness center within its Leased Premises. All responsibility and liability for the operation of such a facility shall be borne by Tenant. Landlord agrees to contribute to Tenant up to Ten Thousand Dollars ($10,000), to be expended by Tenant solely to furnish machines and equipment to be used in the physical fitness center.

8.       Vehicular Access. Landlord shall complete construction, at least three
         (3) weeks prior to the Commencement Date, of vehicular access to both Rockmill and Old Roswell Roads.

9. Tenant's Employee Deli/Dining Facility. Tenant shall have the right to create within its Leased Premises an employee dining facility for the exclusive use of Tenant's employees. The cost of such facility shall be borne entirely by Tenant, who shall assume all responsibility and liability for the operation of such facility.

10.      Building, Premises and Parking Access. Tenant will have twenty-four
         (24) hours per day, seven (7) days per week, fifty-two (52) weeks per year, access to its Premises, the Building and exterior parking facilities. The building will contain four (4) elevators, one of which will be designated as a dual use elevator for both freight and passenger service. The use of the freight elevator will require prior notice to the Building's management.

11. Security and Life Safety. The Building's security and life safety system shall consist of a computerized card activated access control system for twenty-four (24) hour, seven days a week entry into the Building. In addition, Landlord or Office Park manager shall provide a roving security patrol for surveillance in the Office Park from 6 P.M. Monday through Friday and twenty-four (24) hours a day on weekends and holidays.

12. Graphics and Exterior Signage. Tenant identification will be available on the Building's lobby directory and at the Tenant's Premises primary entrance. In addition, Landlord will provide Tenant an exterior Building monument sign for Tenant's exclusive use, which sign shall contain Tenant's corporate colors and logo and shall at all times be larger than and not in proximity to any sign provided for any other Tenant of the Building.

13. On-Site Management. Landlord will manage the Building with an on-site management staff to be located within the Office Park.

14. Recreational Amenities. Landlord will construct walking/jogging trails in the vicinity of the natural lake within the Office Park, for use by tenants within the Office Park, and will also provide in the vicinity of the lake, picnic tables and seating for outdoor eating. So long as the privilege is not abused, Tenant's employees shall also have the privilege of fishing in the natural lake. Landlord shall also construct, at its expense, a softball diamond within the Office Park.

15. Tenant's Right to Sublease Premises. Notwithstanding the provisions of Paragraph 10 of the Lease, Landlord's written consent to subletting or assignment of all or part of the Premises shall not be unreasonably withheld or delayed. Further, no consent of Landlord shall be required for occupancy of the Premises by any subsidiary, affiliate, or related entity of Tenant.

16. Heating, Ventilation & Air Conditioning. Notwithstanding the provisions of Paragraph 13 of the Lease, Landlord shall provide heating, ventilation, and air conditioning services to the Premises from 8:00 A.M. to 7:00 P.M. on weekdays and 8:00 A.M. to 2:00 P.M. on Saturdays. After hours heating, ventilating and air conditioning will be provided by Landlord to Tenant upon request on a floor-by-floor basis at a cost of Fifty Dollars ($50.00) per hour per air handler unit per floor, such amount to be adjusted annually in accordance with Paragraph 19 herein.

17. Legal Description of Property. Within sixty (60) days of the date of this Lease, Landlord will obtain a complete survey of the boundaries of the Property and will then develop therefrom a full metes and bounds legal description of same that will thereafter become Exhibit "B" to this Lease. The location therein of the Building to be constructed by Landlord is shown on the "Conceptual Plan" attached as the first page of Exhibit "B-1" to this Lease, wherein the Building is depicted as "Pod 1-Office Building."

18. Floor Plan of Leased Premises. Within one hundred twenty (120) days of the date of this Lease, Landlord will obtain, from an architect licensed as such in the State of Georgia, a floor plan(s) depicting the outline of the Leased Premises, which floor plan shall then become Exhibit "A" to this Lease.

19. Further Explanation of CPI Adjustments. In elaboration of the provisions of Paragraph 3(d), the initial CPI adjustment shall be made as of July 1, 1997, which is one year after the Commencement Date of the Lease. A second CPI adjustment will be made six months thereafter, as of January 1, 1998. Thereafter, all CPI adjustments shall be made at twelve-month intervals, on an annual basis, effective as of January 1 of each succeeding year following 1998. All CPI adjustments will be made as to only that portion of Base Monthly Rental which is other than initial Operating Expenses of the Building (as that figure increases from time to time throughout the Lease Term due to the making of prior CPI adjustments).

         By way of illustration, the initial amount of the Base Monthly Rental which represents Operating Expenses of the Building is Five Dollars ($5.00) per rentable square foot; the initial Monthly Base Rental is Sixteen and 27/100 Dollars ($16.27) per rentable square foot; and the portion of initial Monthly Base Rental which is exclusive of Initial Operating Expenses of the Building is therefore Eleven and 27/100 Dollars ($11.27) per rentable square foot.

         Thus, by way of further illustration only, and assuming that the CPI at the Lease Commencement Date is four hundred (400), and increases to four hundred ten (410) by the end of the month immediately preceding the date of the first escalation computation, the escalation would be computed, and would be, as follows:

         [$16.27-$5.00 = $11.27] x .5 [410-400        10
                                       -------       ----
                                        400          400     = .025%]

         $11.27 x .0125% = .0125% = $0.14 (Escalation for CPI at Beginning of
                                           Second Year of Lease Term)

         $11.27 + $.14 = $11.41 (Escalated Portion of Monthly Base Rental for
                                 Second Year of Lease Term)

20. Explanation of Operating Expense Escalation. In elaboration of the provisions of Paragraph 3(f) of the Lease, that portion of initial Monthly Base Rental representing Operating Expenses of the Building (initially $5.00 per rentable square foot or $864,000.00) shall be escalated, first, for the year next following the Commencement Date and expiring June 30, 1997; then for the six month period running from July 1, 1997 to and through December 31, 1997, being effective January 1, 1998; and, thereafter, on an annual basis as of the first day of each calendar year succeeding 1998.

         The amount of the escalation shall be Tenant's proportionate share of the actual amount of increase in Operating Expenses of the Building from period to period. Thus, by way of illustration only, if during the course of the initial year of the Lease Term the Operating Expenses of the Building increase from one year to the next by Fifty Thousand Dollars ($50,000.00), and since Tenant's Leased Premises will initially compromise 46.3% of the total rentable area of the Building, then this component of Monthly Base Rental would be escalated One Thousand Nine Hundred Twenty-Nine and 01/100 Dollars ($1,929.01), effective July 1, 1997, and would be computed as follows:

         Operating Expense    $914,000
         Base Rental ($5.00)  $864,000
                              --------
         Increase             $ 50,000  x  [ 80,000 RSF
                                           ------------
                                            172,800 RSF = .462963 or 46.2963%]

         =  $23,148.15 - 12 = $1,929.01 per month (ESCALATION FOR OPERATING
                                                   EXPENSE INCREASE FOR SECOND
                                                   YEAR OF LEASE TERM)

                                   EXHIBIT "G"

STATE OF GEORGIA

COUNTY OF FULTON

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is made and entered into as of the _____ day of April, 1995, by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), THERATX, INCORPORATED, a Delaware corporation ("Tenant") and REGENCY PARK WEST ASSOCIATES, L. P., a Georgia limited partnership ("Landlord").

                              W I T N E S S E T H:

         WHEREAS, Lender has made to Landlord a loan secured by that certain Deed to Secure Debt recorded in Deed Book _____ at Page _____ in the Fulton County, Georgia, Records (the "Deed of Trust/Mortgage") conveying the property described therein (the "Property");

         WHEREAS, Landlord and Tenant made and entered into that certain Lease (the "Lease"), dated the _____ day of April, 1995, with respect to certain premises therein described (the "Leased Premises"); and

         WHEREAS, the parties hereto desire to enter into this Subordination, Non-Disturbance and Attornment Agreement;

         NOW, THEREFORE, for Ten and 00/100 Dollars ($10.00) and other good and valuable consideration, the receipt and, sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:

         1. SUBORDINATION. Tenant has subordinated and does hereby subordinate the Lease, together with any and all rights, title, interest, estates, options, liens and charges created thereby, to the Deed of Trust/Mortgage, any and all advances made or secured thereunder, and any and all renewals, modifications, consolidations, replacements, extension, transfers and assignments thereof. The Dead of Trust/Mortgage shall be superior to the rights, title, interest and estate of Tenant in and to the Leased Premises by virtue of the Lease. The Deed of Trust/Mortgage may be amended from time to time without the consent of Tenant.

         2. NON-DISTURBANCE AGREEMENT. As long as there is no "event of default" (as defined in the Lease) on the part of Tenant, Tenant's rights under the Lease and its possession of the Leased Premises will not be interfered with or disturbed by Lender during the term of the Lease (except in accordance with the terms of the Lease) following acquisition of title to the property (a) by Lender or any purchaser by reason of foreclosure of the Deed of Trust/Mortgage or other proceedings to enforce the rights of the owner and holder of the Deed of Trust/Mortgage or (b) by Lender or its designee pursuant to acceptance of a deed in lieu of foreclosure or (c) by any other method (in any case, a "Transfer of Ownership").

         3. ATTORNMENT AGREEMENT. If a Transfer or Ownership occurs, Lender and Tenant will be bound to each other, as Landlord and Tenant, respectively, under all of the terms and conditions of the Lease for the remainder of the term thereof, including any renewal or extension term, and Tenant will attorn to Lender as its landlord, such attornment to be effective and self-operative, without the execution of any other instruments on the part of either party to this Agreement, to the extent of the then remaining balance of the term of the Lease, including any extensions or renewals, shall be as are now set forth in the Lease, subject to Paragraph 4 hereof. As used in this Paragraph and in the subsequent provisions hereof, whenever the Agreement allows, the term "Lender" will also include a purchaser of the Property at a foreclosure sale.

         4. LENDER'S LIABILITY. If Lender shall succeed to the interests of Landlord under the Lease, Lender shall be bound to Tenant under all the terms of the Lease, and Tenant shall have, from the time of Lender's succession to the interest of Landlord under the Lease, the same remedies against Lender that it would have had under the Lease against Landlord, but for the succession of Lender to the interests of Landlord. In the event of such succession, Lender shall not be:

                  4.1. liable for any act or omission of any prior landlord under the Lease (including Landlord); or

                  4.2. subject to any offsets or defenses which Tenant might have had against any prior landlord under the lease (including Landlord); or

                  4.3. bound by any rent or other charges which Tenant might have paid in advance or above its current obligation to any prior landlord under the same Lease (including Landlord): or

                  4.4. bound by any agreement or modification of the Lease made without Lender's consent, which consent shall not be unreasonably withheld.

         5. NOTICE OF DEFAULT BY LANDLORD. Tenant agrees to give to Lender the same notice of any default by Landlord under the Lease that it gives to Landlord. Tenant further agrees to give such notices to any successor in interest of Lender provided that such successor in interest shall have given written notice to Tenant of its acquisition of Lender's interest in the Deed of Trust/Mortgage and designated the address to which such notices are to be sent. Tenant further agrees that Lender shall have a reasonable time (not less than thirty (30) days) to cure any such default in the event Landlord fails to cure such default within the grace period, if any, allowed under the Lease, and to accept all payments made or acts done by Lender on behalf of Landlord within said reasonable time as though the same had been timely done and performed by Landlord so that such acts or payments shall cure such default. For purposes hereof, Lender's address is:

                      General Electric Capital Corporation
                          9040 Roswell Road, Suite 680
                             Atlanta, Georgia 30350
                           Attention: Regional Manager
         or such other address as Lender may designate to Tenant by giving written notice to Tenant at the address set forth in the Lease, or to such other address as Tenant may in writing designate.

         6. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and i it may not be modified orally or in any other manner other than by agreement in writing signed by the parties hereto or their respective successors in interest.

         7. PROVISIONS BINDING. This Agreement shall inure to the benefit of and be binding upon the Tenant, and its successors and assigns, it being expressly understood that all references herein to Tenant shall be deemed to include not only Tenant, but also its successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                     LENDER:

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     a New York corporation

                                     By:     /s/ Fernando A. Nasmyth
                                     ---------------------------------------
                                     Fernando A. Nasmyth,
                                     Authorized Signatory
[CORPORATE SEAL]


                                     TENANT:

                                     THERATX, INCORPORATED, a Delaware
                                     Corporation

                                     By:   /s/ John A. Bardis
                                        ---------------------------------------
                                           CEO & President
[CORPORATE SEAL]

                                     LANDLORD:

                                     REGENCY PARK WEST ASSOCIATES, L.P., a
                                     Georgia Limited Partnership

                                     By:  AMERICAN RESURGENS MANAGEMENT CORP.,
                                     a Georgia Corporation
                                     As General Partner

                                     By:          [Illegible]
                                        --------------------------------------
                                         Its:     [Illegible]
                                             ---------------------------------

                                         [CORPORATE SEAL]
APPROVED:

GENERAL ELECTRIC REAL ESTATE
EQUITIES, INC., a Delaware Corporation

By:      [Illegible]
  -------------------------------------
     Its:  Vice President

         [CORPORATE SEAL]

                                   Exhibit "B"
                    to Landlord's Consent to Second Sublease

















                        -------------------------------

                            SECOND SUBLEASE AGREEMENT

                        -------------------------------









                                  May 28, 1999

                                LIST OF EXHIBITS


Exhibit A - Consent Form from Landlord

Exhibit B - Consent form from TheraTX

Exhibit C - Drawing showing location of Second Subleased Premises

Exhibit D - Copy of Lease and all Amendments

Exhibit E - Copy of Subleased and all Amendments

                                TABLE OF CONTENTS


Section                                                                    Page

1.       Sublease...........................................................1

2.       Term...............................................................2

3.       Rent...............................................................2

4.       Alterations........................................................3

5.       Assignment and Subletting..........................................4

6.       Brokers............................................................4

7.       Obligations of the Parties.........................................4

8.       Incorporation by Reference.........................................5

9.       Indemnification....................................................5

10.      Termination; Default; Remedies.....................................5

11.      Charter Certification..............................................6

12.      Miscellaneous......................................................6
         12.1     Binding Effect............................................6
         12.2     Notices...................................................7
         12.3     Governing Law.............................................7
         12.4     Entire Agreement..........................................7
         12.5     Consent...................................................7
         12.6     Counterparts..............................................7
         12.7     Quiet Enjoyment...........................................7
         12.8     Authority.................................................8

                            SECOND SUBLEASE AGREEMENT

         THIS SECOND SUBLEASE AGREEMENT ("Second Sublease") is made and entered into as of the 28th day of May, 199, by and among: (i) Charter Behavioral Health Systems, LLC, a Delaware limited liability company ("Charter"), and (ii) Witness Systems, Incorporated, a Delaware Corporation ("Witness").

RECITALS:

         A. Pursuant to that certain Lease dated as of April 25, 1995, between TheraTx, Incorporated ("TheraTx") and Regency Park West Associates, L.P. ("Regency"), as amended by a First Amendment to Lease dated October 25, 1995, a Second Amendment to Lease dated August 12, 1996, and a Third Amendment to Lease dated March 12, 1997 (together, the "Lease"), Regency leased to TheraTx certain real property consisting of a total of approximately 107,695 rentable square feet located on the first, third and fourth floors of a multistory precast concrete and glass office building (the "Building") situated at 1105 Sanctuary Parkway in Alpharetta, Georgia (the "Leased Premises").

         B. Sanctuary Park Realty Holding Company ("Landlord") is the successor in interest to Regency as landlord.

         C. Pursuant to that certain Sublease Agreement dated as of April 30, 1998, between Charter and TheraTx, TheraTx subleased to Charter certain of the Lease Premises consisting of 47,846 rentable square feet (43,695 usable square feet) in the location shown in Exhibit A to the Sublease Agreement together with the nonexclusive use of all common areas pertaining thereto as described in the Sublease Agreement (collectively, the "Subleased Premises").

         D. Charter desires to sublet a portion of the Subleased Premises to Witness, and Witness desires to sublet such portion of the Subleased Premises from Charter, upon the terms and conditions contained in this Second Sublease.

AGREEMENT:

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties hereto hereby agree as follows:

         1. SUBLEASE. Charter hereby leases to Witness, and Witness hereby leases from Charter, that portion of the Subleased Premises on the fourth floor of the Building (Lake View I, at Sanctuary Park) consisting of 11,835 rentable square feet (10,808 usable square feet in the location shown on the drawing attached hereto and made a part hereof, at Exhibit A, together with the nonexclusive use of all common areas pertaining thereto (including, but not limited to Witness' proportionate share of all parking space rights of Charter pursuant to the Lease, it being agreed and understood that such spaces consist of four (4) unreserved and nondesignated spaces for each One Thousand (1,000) feet of rentable square feet) (all of the foregoing is hereinafter collectively referred to as the "Second Subleased Premises").

         2. TERM. The initial term (the "Initial Term") of this Second Sublease shall commence on July 1, 1999 (the "Commencement Date") and shall continue for a period of three (3) years, ending on June 30, 2002. In addition, in the event Charter does not desire to utilize the Second Subleased Premises for its own use following the expiration of the Initial Term, and providing Witness is not then (i.e., as of the date of Charter's receipt of Witness' notice of Witness' desire to negotiate mutually acceptable terms and conditions applicable to the renewal of this Sublease) in default or threatened default, and provided Witness has not assigned or sublet all or any portion of the Second Subleased Premises, Witness shall have the right to extend this Second Sublease for an additional term (the "Renewal Term") (the Initial Term and the Renewal Term are sometimes hereinafter collectively referred to as the "Term") of five
(5) years, commencing on July 1, 2002, upon written notice to Charter given on or before February 1, 2002, upon the same terms and conditions contained herein, except that the "Base Rent" as hereinafter defined during the Renewal Term shall increase as agreed upon by Charter and Witness. If Charter and Witness have not reached an agreement regarding the amount of the Base Rent during the Renewal Term by March 1, 2002, then this Second Sublease shall terminate upon expiration of the Initial Term. Failure of Witness to provide the above described written notice to Charter by February 1, 2002 shall be deemed a waiver by Witness of its right to extend this Second Sublease for the Renewal Term.

         3. RENT. Witness shall pay base rent ("Base Rent") in equal monthly installments in advance, as follows:

                July 1, 1999     121,308.72 ($20.50 per  $20,218.12 per month
              December 31, 1999  rentable square foot)
                (Six months)


         Thereafter, commencing on January 1, 2000, and continuing for the remainder of the Initial Term, the Base Rent (as adjusted) shall be adjusted on January 1 of each year to an amount equal to the Base Rent (as adjusted) in the immediately preceding calendar year, adjusted by the percentage increase (if any) in the "Consumer Price Index" (as hereinafter defined) which occurred over the twelve (12) month period immediately preceding the date of each adjustment (it being agreed and understood, that if the Consumer Price Index decreases, there will be no such adjustment, and the Base Rent will remain the same as the prior year).

         The term, "Consumer Price Index" shall be the Consumer Price Index for All Urban Consumers - U.S. City Average for All Items (1982-84 = 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price Index published by the Department of Labor, Bureau of Labor Statistics, is changed so that it affects the calculations achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer price Index is discontinued or revised during the Term of the Second Sublease, such other government index or computation with which it is replaced for purposes of the Lease or the Sublease shall be used for purposes of this Second Sublease. Notwithstanding the foregoing, in no event shall the annual effective amount of the Base Rent increase from one calendar year to the next by more than five percent (5%).

         All Base Rent shall be payable in equal monthly installments, on or before the first (1st) day of each month, in advance. witness shall pay the sum of Forty Thousand Four Hundred Thirty-Six and 24/100 Dollars ($40,436.24) to the Charter, at such time as this Second Sublease has been fully executed and Landlord and TheraTx have consented to the same, which amount represents payment of Base Rent for the months July and August of 1999, of the Initial Term.

         In addition to the Base Rent, upon receipt of a written invoice from Charter, Witness shall also pay, as and when due, to either Charter or to such party as such amount shall be owed, Witness' Share (as that term is hereinafter defined) of any and all increases over the "Base Amount" required to be paid by Charter, as Charter's Share under the terms of the Sublease, including, without limitation, all operating expenses, insurances, taxes, utilities and other charges (the "Operating Expenses"). For purposes of this Sublease, the "Base Amount" shall mean the amount of Operating Expenses of the Building for the calendar year 1997, and the term, "Additional Rent" shall mean, in addition to the definition ascribed to that term in the Lease or Sublease, Witness' Share of
(i) the increase (if any) in Landlord's Operating Expenses for the calendar year 2000 as compared with the calendar year 1999 (i.e., the Base Amount, as defined herein), and (ii) Landlord's estimated increase in operating expenses for the then current calendar year as compared with the previous calendar year. The Additional Rent shall be estimated each year, beginning January 1, 2000, and paid in equal monthly installments, in accordance with, and consistent with, the Lease and the Sublease. The Additional Rent shall be reconciled by Charter at the end of each calendar year, and Witness shall pay to Charter the amount of any deficiency, or Charter shall reimburse Witness for any overpayment, as the case may be in accordance with, and consistent with, the Lease and the Sublease. Witness' Share shall be defined as a fraction, the numerator of which shall be the then current rentable area of the Second Subleased Premises (i.e., 11,835 rentable square feet) and the denominator of which shall be 47,846 rentable square feet (i.e., the size of the Witness Premises under the Lease). Thus 24.73% is defined as the Witness' Share, and Witness shall be obligated to pay 24.73% of Charter's Share, as that term is defined in the Sublease.

         Charter agrees that it will cooperate with Witness, and assist Witness as reasonably requested, in obtaining access to Landlord's and Witness's books and records for the purpose of verifying the Operating Expenses, pursuant to, and in accordance with, Section 3(f) of the Lease and Section 3 of the Sublease.

         If any payment of Base Rent or other sum due hereunder from Witness to Charter remains unpaid for a period of five (5) business days after such amount is due, the amount of such unpaid Base Rent or other payment shall be increased by a late charge to be paid to Charter by Witness in an amount equal to five percent (5%) of the amount of the delinquent Base Rent or other payment.

         4. ALTERATIONS. By the execution of this Second Sublease, Witness acknowledges that it has examined and knows the condition of the Second Subleased Premises, and that Witness accepts the Second Subleased Premises in its "as is, where is" condition, with all faults. Any and all alterations t the Second Subleased Premises shall be in accordance with Section 7 of the Lease and Section 4 of the Sublease.

         5. ASSIGNMENT AND SUBLETTING. Witness shall not assign, transfer or further sublease all or any part of its interest in the Second Subleased Premises without the consent of Landlord, TheraTx, and Charter. The parties acknowledge and agree that Landlord's Witness', and Charter's consent to any such subletting or assignment shall be in accordance with Section 10 of the Lease, with the Section 15 of Exhibit F to the Lease, and with Section 5 of the Sublease.

         6. BROKERS. The parties acknowledge and agree that Tishman Real Estate Services ("Tishman") represents Witness in connection with this Second Sublease, and Jack Anderson & Associates ("Anderson") represents Charter in connection with this Second Sublease.

         Charter agrees that it shall pay Anderson a real estate commission equal to one and one-half times (1-1/2) the first full monthly payment of Base Rent due under this Second Sublease, plus six percent (6%)of all Base Rent due under this Second Sublease during the Initial Term. Charter shall pay fifty percent (50%) of the foregoing commission to Anderson, within thirty (30) days following execution and delivery of this Second Sublease by Charter and Witness and receipt of Landlord's and TheraTx's consents to sublease, and Charter shall pay the remaining fifty percent (50%) of such commission on the Commencement Date. Anderson shall then pay within five (5) business days, two-thirds of such commissions actually received from Charter to Tishman and Anderson shall be entitled to retain one-third of such commissions. Witness shall not be liable or responsible for payment of an commissions payable under the Second Sublease.

         Each party represents and warrants to the other that it has not had dealings with any real estate broker, finder or other person with respect to this Second Sublease except for Tishman and Anderson (collectively referred to herein as the "Brokers"). Each party agrees to indemnify, defend and hold the other harmless from and against all claims for broker's commissions or finder's fees in breach of the foregoing representation and warranty.

         7.       OBLIGATIONS OF THE PARTIES.

         Witness. With respect to the Second Subleased Premises, after and incurred from the Commencement Date and throughout the Term, Witness shall be responsible for payment and/or performance(s) as applicable of all utility and service charges, maintenance, and Charter's indemnification and insurance obligations pursuant to the Lease.

         Charter. Charter shall not do or permit to be done anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Sublease as it applies to the Subleased Premises or which would cause the Sublease, as it applies to the Premises, to be terminated or forfeited by virtue of any risks of termination or forfeiture reserved by or vested in TheraTx or Landlord.

         8. INCORPORATION BY REFERENCE. The sublease of the Second Subleased Premises by Charter to Witness shall be controlled by the Lease, a copy of which is attached hereto and made a part hereof, and incorporated herein by this reference, as Exhibit D, and the Sublease, a copy of which is attached hereto and made a part hereof, and incorporated herein by this reference, as Exhibit D. After and incurred from the Commencement Date throughout the Term of the Second Sublease. Witness agrees to abide by and perform each and every obligation of Charter under the Sublease with respect to the Second Subleased Premises. The Sublease by Charter to Witness shall be governed by this Second Sublease; provided, however, that in the event of a conflict between the Sublease and this Second Sublease, the Sublease shall control.

         9. INDEMNIFICATION. Witness agrees that from and after the Commencement Date and throughout the Term, it will indemnify Charter and hold Charter, Witness, and Landlord harmless from and against any and all claims, actions, damages, liability, losses and expenses (including reasonable attorney's fees actually incurred) in connection with the loss of life, personal injury, and/or damage to property arising from or out of any occurrence in, upon or at the Second Subleased Premises, or the occupancy or use by Witness of the Second Subleased Premises or any part thereof where occasioned wholly or in partly by any act or omission of Witness, its agents, contractors, employees, servants, or concessionaires. Charter agrees that from and after the Commencement Date and throughout the Term, it will indemnify Witness and hold Witness harmless from and against any and all claims, actions, damages, liability, losses and expenses (including reasonable attorney's fees actually incurred) in connection with the loss of life, personal injury, and/or damage to property arising from or out of any acts or omissions occurring prior to the Commencement Date and any acts of omission of Charter or its agents, employees, successors or assigns, relating to the Lease, the Sublease, or this Second Sublease.

         10. TERMINATION; DEFAULT; REMEDIES. In the event Landlord terminates the occupancy rights of TheraTx under the Lease, or TheraTx terminates the occupancy rights of Charter under the Sublease, the right of Witness to occupy the Second Subleased Premises shall also cease and terminate, and this Second Sublease shall be null and void. In addition, in the event Witness shall fail to pay any installment of Base Rent or other sums of money payable to Charter within five (5) days after the same is due and payable under this Second Sublease, or in the event Witness shall breach or fail to comply with any other covenants or provisions of this Second Sublease, the Sublease, or the Lease on its part to be performed and such failure continues for a period of twenty (20 days after Charter's written notice thereof to Witness, Charter shall have the right to terminate this Second Sublease and to bring an action against Witness for damages occasioned by such breach or default, including, but not limited to, reasonable attorney's fees.

         If Charter fails to perform any of its obligations under the Sublease or hereunder for a period of ten (10) days after the receipt of written notice from Witness or TheraTx, as the case may be, in the event of a payment default or for a period of thirty (30) days after receipt of written notice from Witness or TheraTx, as the case may be, to Charter specifying a non-monetary default and demanding Charter's cure thereof, Witness may, at is option, pay or perform such obligations and Witness' reasonable cost of performance shall be paid to Witness by Charter upon demand. In the event Charter does not reimburse Witness for the reasonable cost of Witness' performance on behalf of Charter, Witness may offset against charges thereafter coming due under this Second Sublease, the amounts due Witness from Charter as a result of Witness' substitute performance.

         11.      CHARTER CERTIFICATION. Charter hereby certifies that:

                  (a) Annexed hereto as Exhibit E is a true and correct copy of the Sublease Agreement; there are no other amendments or modifications to the Sublease Agreement.

                  (b) The Sublease is in full force and effect and, neither Charter nor TheraTx is in default under the Sublease and no event has occurred and no condition exists which, with the giving of notice or with the passage of time, or both, will constitute a default under the terms of the Sublease.

         12.      MISCELLANEOUS.

                  12.1 Binding Effect. All of the terms, conditions. covenants, stipulations and agreements to be performed by any of the parties hereto shall be binding upon their respective heirs, successors, legal representatives and assigns. The parties hereto warrant that they have the express authority to bind the respective parties to this Second Sublease.

                  12.2 Notices. All notices, mailings and communications relative to this Second Sublease shall be in writing and shall be either personally delivered and receipted, or delivered by registered U.S. mail, postage prepaid, return receipt requested, or by overnight courier, in any event delivered and addressed to the parties as follows (all notices shall be deemed "received" on the date upon which receipt is acknowledged in writing, either personally or by return receipt):


                  If to Charter:   Charter Behavioral Health Systems, LLC
                                   577 Mulberry St
                                   P. O. Box 209
                                   Macon, Ga  31298
                                   Attention:  Mr. Bill Terry
                                   Direct Phone:  912-751-2234
                                   Fax:  912-751-2909

                           cc:     Linda Gemind, Esq.
                                   Charter Behavioral Health Systems, LLC
                                   1105 Sanctuary Parkway
                                   Suite 400
                                   Alpharetta, Ga 30004
                                   Phone: 678-297-4947
                                   Fax: 678-297-4870

                  If to Witness:   John Ezrine
                                   Chief Financial Officer
                                   Witness Systems Inc.
                                   1105 Sanctuary Parkway
                                   Suite 200
                                   Alpharetta, Ga 30004
                                   Phone:  770-754-1905
                                   Fax:  770-754-1889

                  If to TheraTx:   TheraTx, Incorporated
                                   3300 Aegon Center
                                   400 West Market Street
                                   Louisville, KY  40202
                                   Attention:  Jill L. Force, Esq., Vencor, Inc.
                                   Phone:  502-596-7360
                                   Fax:  502-596-4075

                  If to Landlord:  Sanctuary Park Realty Holding Company
                                   c/o J.P. Morgan Investment Management, Inc.
                                   522 Fifth Avenue
                                   New York, NY  10036
                                   Attn:  Mr. Akram S. Busaidy

Any party may change its address for receiving notices and communications by giving the other appropriate written notice thereof.

         12.3 Governing Law. The provisions of the Second Sublease shall be construed, enforced and governed in all respect by the laws of the State of Georgia.

         12.4 Entire Agreement. This Second Sublease, together with the exhibits attached hereto, constitutes the complete and entire understanding and agreement between the parties hereto with regard to all matters involved in this transaction and supersedes any and all prior or contemporaneous agreements, whether written or oral.

         12.5 Consent. This Second Sublease shall not become operative until and unless TheraTx and Landlord shall each execute and deliver a written consent to this Second Sublease within thirty (30) days from the date of this Second Sublease.

         12.6 Counterparts. This Second Sublease may contain more than one counterpart of the signature page and this Second Sublease may be executed by affixing the signature of each party to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         12.7 Quiet Enjoyment. Charter represents and warrants that it has full right and authority to enter into this Second Sublease and that Witness, while paying the Rent and performing Witness' other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Second Subleased Premises for the Second Sublease Term without hindrance or molestation from Charter, its agents, contractor or employee, or persons claiming by, through or under Charter, subject to the terms and provisions of this Second Sublease.

         12.8 Authority. If either party signs as a corporation, execution hereof shall constitute a representation and warranty by such party to the other that such party is a duly organized and existing corporation, that such party has been and is qualified to do business in the State of Georgia and in good standing with the State of Georgia, that the corporation has full right and authority to enter into this Second Sublease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate action. If either party signs as a partnership, trust, or other legal entity, execution hereof shall constitute a representation and warranty by such party to the other that such party has complied with all applicable laws, rules, and governmental regulations relative to such party's right to do business in the State of Georgia, that such entity has the full right and authority to enter into this Second Sublease, and that all persons signing on behalf of such entity were authorized to do so by any and all necessary or appropriate partnership, trust, or other legal entity action.

         IN TESTIMONY WHEREOF, WITNESS the signatures of the parties hereto as of the day, month and year first written above.

                                  Charter Behavioral Health Systems, LLC


                                  By:  /s/ Kim Everett
                                      ------------------------------------------
                                  Title: CHO
                                        ----------------------------------------
                                                            ("Charter")


                                  Witness Systems Incorporated


                                  By: /s/ Jon W. Ezrine
                                      ------------------------------------------
                                  Title: CFO
                                        ----------------------------------------
                                                            ("Witness")

                                    EXHIBIT A

                           Consent form from Landlord

                             [Document not attached]

                                    EXHIBIT B

                            Consent form from TheraTx

TheraTx, Incorporated ("TheraTx") hereby certifies that:

         (A) Annexed hereto as Exhibit D is a true and correct copy of the Lease, as amended, and there are no other amendments or modifications to the Lease.

         (B) The Lease is in full force and effect and TheraTx is not in default under the Lease and no event has occurred and no condition exists which, with the giving of notice or with the passage of time, or both, will constitute a default under the terms of the Lease.

         (C) If TheraTx fails to perform any of its obligations under the Lease for a period of ten (10) days after the receipt of written notice from Regency in the event of a property default or for a period of thirty (30) days after receipt of written notice from Regency specifying a non-monetary default and demanding cure thereof, Witness may, at its option, pay or perform such obligations and Witness' reasonable cost of performance shall be paid to Witness by TheraTx upon demand.

         (D) TheraTx shall not do or permit to be done anything which would constitute a violation or breach of any of the terms, conditions or provisions of the Sublease as it applies to the Subleased Premises or which would cause the Sublease, as it applies to the subleased Premises, to be terminated or forfeited by virtue of any risks of termination or forfeiture reserved by or vested in Regency.

                               THERATX, INCORPORATED


                               BY:
                                   ------------------------------

                               TITLE:
                                     ----------------------------

                                    EXHIBIT C

              Drawing showing location of Second Subleased Premises

                          MULTI - TENANT CORRIDOR PLAN
                                       FOR
                        CHARTER BEHAVIORAL HEALTH SYSTEM

                        [Architectural Drawing Premises]

                                    EXHIBIT D


                             OFFICE LEASE AGREEMENT
                                  THERSTX, INC.

                             OFFICE LEASE AGREEMENT

         THIS LEASE, is made as of this 25th day of April, 1995, between REGENCY PARK WEST ASSOCIATES, L.P., a Georgia limited partnership (hereinafter called "Landlord"), and THERATX, INCORPORATED, a Delaware corporation (hereinafter called "Tenant").

                              W I T N E S S E T H:

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (thereinafter called "Premises" or "Leased Premises") shown on Exhibit "A" attached hereto and made a part hereof, being located on the upper two floors of a multi-story precast concrete and glass office building (the "Building") constructed on a parcel of land (the "Property") described on Exhibit "B" attached hereto and made a part hereof.

1.       LEASED PREMISES

Net Usable Area of Leased Premises:  73,059 sq. ft.

Net Rentable Area of Leased Premises:  80,000 sq. ft.

Suite Number:  400

2.       TERM AND POSSESSION

         (a) The term of this Office Lease (the "Term" or "Lease Term") shall be for two hundred forty (240) months (or until sooner terminated as herein provided), beginning on the "Commencement Date" (as hereinafter defined), except that if the Commencement Date is other than the first day of a calendar month, the Term shall be extended for the remainder of the final calendar month thereof.

         (b) The "Commencement Date" shall be (i) July 1, 1996; or (ii) such later date upon which the improvements in the Leased premises have been substantially completed in accordance with the plans and specification therefor (other than minor punch list items and any work which cannot be completed on such date provided such incompletion will not substantially interfere with Tenant's use of the Leased Premises) and a temporary certificate of occupancy has been issued by the City of Alpharetta, Georgia, provided, however, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of any delay resulting from Tenant's request(s) for materials, finishes or installations, other than provided for in the plans agreed upon by the parties in accordance with the Leased Premises Improvement Agreement ("Exhibit "C" hereto), which causes landlord to be delayed in delivering the Leased Premises.

         (c) landlord agrees to perform the "Improvement Work" to the Premises as provided in the Leased Premises Improvement Agreement (Exhibit "C" hereto) with diligence, subject to events and delays due to causes beyond its reasonable control. Landlord agrees that the Leased Premises and the Building shall at the Commencement Date comply with applicable building codes and the Americans With Disabilities Act (42 U.S.C. Sections 12101. et. seq.). The Leased Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of said Leased Premises Improvement Agreement, subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by or for Tenant).

         (d) The taking of possession by Tenant shall (subject to any limitations set forth in the Leased Premises Improvement Agreement) be deemed conclusively to establish that the Leased Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of the date when possession was so taken, latent defects excepted.

3.       MONTHLY RENTAL

         (a) Tenant shall pay to Landlord, commencing on the Commencement Date and continuing throughout the Lease Term, initial Monthly Rental of One Hundred Eight Thousand Four Hundred Sixty-Six and 66/100 Dollars ($108,466.66), said monthly Rental (hereinafter also referred to as "Base Rental") being computed by multiplying "Net Usable Area") (as defined hereafter) by a factor of
1.095 (or, for multi-tenant floors, by a factor of 1.15), (ii) then further multiplying the product thereof by Sixteen and 27/100 Dollars ($16.27) per square foot, and then (iii) dividing the resulting product thereof by 12. Said Monthly Rental shall be due and payable in equal installments as of the first day of each month during every year of the Term hereof in lawful money of the United States, without deduction or offset whatsoever, to Landlord or to such other firm or person as Landlord may from time to time designate in writing. Said Rental is subject to adjustment as provided hereinbelow, provided that in no event shall Monthly Rental be at any time less than the original base Monthly Rental stated hereinabove. If this Lease commences on a day other than the first day of a calendar month, the Monthly Rental for the fractional month shall be appropriate prorated. Landlord and Tenant agree that Tenant has paid in full in advance the Monthly Rental for the initial month of the Lease Term, and that full receipt thereof is acknowledged by Landlord.

         (b) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to landlord will result in administrative expense to landlord, the extent of which additional expense is extremely difficult and economically impracticable to ascertain. Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid ten (10) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) of the amount on the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding. Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense. The provisions of this Paragraph shall not relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due; nor do the terms of this Paragraph in any way affect Landlord's remedies pursuant to Paragraph 19 of this Lease or otherwise at law in the event said rent or other payment is unpaid after the date due.

         (c) "Net Usable Area" is (i) in the case of a single tenancy floor, all space measured from the inside surface of the outer wall of the Building to the inside surface of the opposite outer wall, excluding only the areas ("Service Area") within the outside walls used for building stairs, fire towers, elevator shafts flues, vents, pipe shafts, vertical ducts, restrooms, mechanical room, electrical/telephone room and custodial room, but including any such areas which are for communications equipment rooms, and (ii) in the case of a multi-tenancy floor, all space, excluding those Service Areas as defined in
(i) hereinabove, if any, within the inside surface of the outerwall of the Building enclosing the tenant occupied portion of the floor and measured to the midpoint of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, elevator lobbies, restrooms and other similar facilities for the use of all tenants on the particular floor.

         No deductions from Net Usable Area are made for columns necessary to the Building. The Net Usable Area in the Leased Premises and in the Building have been calculated on the basis of the foregoing definition and are hereby stipulated above as to the Leased Premises, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Leased Premises for occupancy so long as such work is done substantially in accordance with the approved plans.

         (d) Commencing July 1, 1997, then on January 1, 1998 and on each January 1 thereafter during the Lease Term or as soon thereafter as practicable, the Monthly Rental specified in this Lease shall able increased by taking that portion of the Monthly Rental which is not a part of the Operating Expenses of the Building and multiplying said amount by fifty percent (50%) of the percentage increase in the Consumer Price Index (the "Index" or "CPI") which occurred over the early period (or, in the case of the second such adjustment only, the six month period) between the applicable month of the calendar year immediately preceding the calendar year as to which the adjustment is being made and the applicable month of that year (except that in the case of the second adjustment only, fifty percent (50%) of the percentage increase in said Index occurring between the end of June, 1997 and the end of December, 1997). The increase in Monthly Rental as determined above for each given calendar year or other period shall be accumulated over the Lease Term, and the cumulative annual additions to Monthly Rental shall be added to the Initial Base Rent figure set out above to determine, for each succeeding calendar year, the annual increase in Monthly Rental (See the further explanation and formula set out at Paragraph 19 of the Special Stipulations, Exhibit "F"). If the Monthly Rental cannot be calculated by the end of any calendar year because of the unavailability of the ten current index, Tenant shall continue to pay the then existing Monthly Rental, and Landlord shall prepare as soon as practicable (but in no event later than April 1 of each successive calendar year) a statement reflecting the increase in Monthly Rental for the calendar year in question. within ten (10) days following receipt of Landlord's statement, Tenant shall also pay any amounts due from Tenant because of such adjustments for months in which Tenant would have paid a greater Monthly Rental had such figure been calculated earlier. If Tenant's payments have been in excess of the increased Monthly Rental due, Tenant shall be provided a credit for such excess amount applied


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

to the next installment of Monthly Rental due by Tenant; provided that, in no event shall Monthly Rentals ever be less than Initial Monthly Rental.

         (e) "Consumer Price Index" shall be the Consumer Price Index for All Urban Consumers - U.S. City Average for All Items (1982-84 = 100) of the Bureau of Labor Statistics of the United States Department of Labor. If the Consumer Price index published by the Department of Labor, Bureau of Labor Statistics, is changed so that it affects the calculations achieved hereunder, the Consumer Price Index shall be converted in accordance with a conversion factor published by the United States Department of Labor, Bureau of Lab Statistics. If the Consumer Price Index is discontinued or revised during the Term of this Lease, such other government index or computation with which it is replaced or which is most closely resembles shall be used in order to obtain substantially the same results as would have been obtained if the Consumer Price Index had not been discontinued or revised. If the Consumer Price Index is discontinued and no government index or computation then replaces or closely resembles the same, Landlord and Tenant shall in good faith agree upon a suitable substitute.

         (f) "Operating Expenses of the Building" shall mean all expenses of every kind, both fixed and variable and including, without limitation, any and all federal, state and local taxes (except income taxes), fees and assessments now or hereafter existing, as are incurred with respect to the ownership, management, operation, or maintenance of the Building, all as recorded on an accrual basis and in accordance with accepted principles of sound management and accounting practices applicable to first-class office building complexes. "Tenant's proportionate share of the Operating Expenses of the Building" (hereinafter "Tenant's Share") shall mean, for any period, the amount in excess of Five Dollars ($5.00) per rentable square foot of the Leased Premises determined by multiplying the Operating Expenses of the Building for such period by a fraction, the numerator of which shall be the then current Net Rentable Area of the Leased Premises, and the denominator of which shall be 172,800 square feet, which is represented by Landlord to be the total rentable area of the Building. Provided, however in no event shall operating expenses include: (A) the cost of any service, e.g., electricity, that Landlord sells to tenants and for which Landlord is entitled to be reimbursed by such tenants: (B) leasing commissions, attorney fees and other costs and expenses incurred in connection with negotiations or disputes with tenants or other occupants of the Building or prospective tenants: (C) the cost of any work or service performed for any specific tenant of the Building (as distinguished from work or services performed generally for all tenants): (D) management fees in excess of four percent (4%) of gross annual collections for the Building: (E) any other interest or amortization of debt except as specified in the Agreement; (F) compensation paid to clerks or attendants in concessions or newsstands: (G) any cost or expense for which Landlord is separately reimbursed or to which Landlord receives a credit from any other party; or (H) any costs, fines or penalties incurred due to violations to landlord of any governmental rule or authority.

         Commencing July 1, 1997, then on January 1, 1998 and on or about each January 1 thereafter, (or as soon thereafter as practicable), Landlord shall provide Tenant with statements of estimated Operating Expenses for the calendar year (or, in the case of the second such adjustment only, the six month period) just ended and the projected Operating Expenses for the current calendar year or other period, and Tenant shall pay as "additional rent" Tenant's Share of the projected increase thereon from the prior year or period to the current year or period . One-twelfth (1/12th) of such projected increase (or, in the case of the second such adjustment only, one-sixth (1/6th) of such projected increase in Operating Expenses shall be payable to Tenant monthly in advance. If Landlord has not furnished Tenant with Landlord's projected Operating Expenses for the then current year by January 1, (or, in the case of the first such adjustment only, by July 1, 1997) Tenant shall continue to pay any additional rent on the basis of the prior year's or period's projected Operating Expenses until the month after the current year's or period's projected Operating Expenses have been provided by Landlord. Landlord shall, within one hundred twenty (12) days (or as son thereafter as practicable) after the close of each calendar year or period, provide Tenant an unaudited statement of such year's actual Operating Expenses compared to the actual initial Operating Expenses. If actual Operating Expenses are greater than the projected Operating Expenses. Tenant shall pay Landlord, within thirty 930) days of such statement's receipt, Tenant's Share of the difference thereof. If such year's or period's projected Operating Expenses are greater than actual Operating Expenses. Landlord shall credit Tenant with Tenant's Share of the difference between projected Operating Expenses and the greater of actual Operating Expenses or initial Operating Expenses. If such year's actual Operating Expenses are less than the actual Operating Expenses for the previous year. Tenant's Monthly Rental shall be correspondingly reduced. In no event, however, shall the Five Dollar ($5.00) factor mentioned hereinabove ever be reduced, or the Monthly Rental be less than Initial Monthly Rental. (See the formula set out a paragraph 20 of the Special Stipulations, Exhibit "F") Landlord shall make Landlord's books and records available to Tenant, during normal business hours and upon reasonable notice by Tenant for review by Tenant; the cost of said review shall be born by Tenant unless the actual Operating Expenses as reported by Landlord are found to have been overstated by an amount in excess of five percent (5%), in which event the cost of such review shall be borne by Landlord.

4.       SECURITY DEPOSIT [OMITTED]

5.       OCCUPANCY AND USE

         (a) Tenant shall use and occupy the Premises for general office purposes and for no other use or purpose without the prior written consent of Landlord.

         (b) Tenant shall not do or permit anything to be done in or about the Premises which will in anyway obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; nor shall Tenant use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business, use or purpose reasonably deemed to be disreputable or inconsistent with the operation of a first class office building nor shall Tenant cause or maintain or permit any nuisance or breach of the peace, in, on, or about the Premises. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

6.       COMPLIANCE WITH LAWS

         Tenant shall be solely responsible for, and shall pay promptly and before delinquent, all federal, state, city, county, and other taxes, license fees and assessments due or coming due during or after the Term of this lease against Tenant. Tenant's interest in this Lease or Tenant's personal property or intangibles owned, placed in or generated in, upon, or about the Premises by Tenant. Tenant shall not use the Premises in a manner which will in any conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, recommendations, rules, regulations and requirements of governmental, public or private authorities and agencies, which are now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted as may apply in relation to or affecting the condition, use, or occupancy of the Premises, including without limitation the occupational Safety and Health Act (29 U.S.C. Sections 651,et. seq. as amended) and the Americans With Disabilities Act (42 U.S.C. Sections 12101, et seq. as amended). Upon demand, Tenant shall pay to Landlord as additional rent, to be added to any installment of rent thereafter becoming due, any cost incurred by Landlord in curing any default or meeting any obligation of Tenant under this Paragraph, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

7.       ALTERATIONS

         Tenant shall not make or suffer to be made any alterations, additions, changes or improvements in, on, or to the Premises or any part thereof without the prior written consent of Landlord; and any such alterations, additions, changes, or improvements in, on or to said Premises except for Tenant's movable furniture and equipment, shall immediately become Landlord's property and, at the end of the Term hereof, shall remain on the Premises without compensation to Tenant, unless Tenant elects to remove same, in which event Tenant shall do so, and also restore the Premises to its pre-existing condition at Tenant's sole cost and expense. In the event Landlord consents to the making of any such alterations, additions, changes or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, statutes, ordinances, rules and regulations public and private, and all requirements of landlord's and Tenant's insurance policies, and in accordance with plans and specifications approved by Landlord (such approval not to be unreasonably withheld, delayed or conditioned). Any contractor or person selected by Tenant to make the same, and all subcontractors, must first be approved in writing by Landlord, or at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account and Tenant shall reimburse Landlord for the cost thereof upon demand; provided, that should Landlord elect to perform to Tenant's account, the cost thereof to Tenant shall be competitive with any preferred estimate previously obtained by Tenant and provided to Landlord for such alteration, addition or improvement. Upon the expiration or sooner termination of the Term herein provided, Tenant may opt to remove any improvement or alteration at Tenant's sole cost and expense, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, thereupon repair and restore the Premises to their original condition.

8.       REPAIR

         By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition, and repair, latent defects excepted. Tenant shall, at all times during the Term hereof at tenant's sole cost and expense keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damages thereto by fire, earthquake, act of God or the elements. Tenant shall upon the expiration or sooner termination of the Term hereof, unless Landlord demands otherwise as in this paragraph provided, surrender to landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements excepted. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in Exhibit "C" attached hereto and made a part hereof, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

9.       LIENS

         Tenant shall keep the Premises free from any liens arising out of work performed, material furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within thirty 930) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond. Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate per annum of four percent higher than the prime commercial lending rate from time to time of Sun Trust bank in Atlanta, Georgia; provided, however, that if such rate exceeds the maximum rate permitted by law the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed Interest Rate." Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior written notice of commencement of any construction on the Premises.

10.      ASSIGNMENT AND SUBLETTING

(a) Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided for herein, nor shall Tenant permit any lien to be placed on Tenant's interest by operation of law; provided that Landlord's consent to assignment or subletting shall not unreasonably be withheld, delayed or conditioned. Tenant shall (i) by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days or more than ninety (90) days after the date of Tenant's notice) to assign this Lease or to sublet the Premises or any portion thereof for any part of the Term hereof; said notice by Tenant shall state the name and address of the proposed assignee or subtenant and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice; and
(ii) supply Landlord with such information, financial statements, verifications and related materials as Landlord may request or desire to evaluate the written request to sublet or assign. Within ten (10) business days after Landlord's receipt from Tenant of all the items specified in the immediately preceding sentence. Landlord shall have the right, exercisable in its sole discretion, to consent to the proposed subletting or assignment or to disapprove the proposed subletting or assignment. Tenant shall, at Tenant's own cost and expense discharge in full any outstanding commission obligation on the part of the Landlord with respect to this Lease, and any commission which may be due and owing as a result of any proposed assignment or subletting.

         (b) Any subletting or assignment hereunder by Tenant shall not results in Tenant's being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution an executed copy of each sublease or assignment and an agreement of said compliance by each subtenant or assignee.

         (c) Tenant shall reimburse Landlord with ten (10) days from receipt of Landlord's invoice, all Landlord's administrative costs and expenses, including legal fees, for reviewing and processing any requests for Landlord's consent made by Tenant with respect to the subject matter of this Paragraph.

         (d) Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any such subsequent occurrence. Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this Lease which does not comply with the provisions of this Paragraph shall be void.

11.      INSURANCE AND INDEMNIFICATION

         (a) Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury or damage to any person or property in or about the Leased Premises by or from any cause whatsoever, without limiting the generality of the foregoing whether caused by gas, fire or explosion of the Building or the Office Park of which it is a part or any part thereof, except as caused by Landlord's negligence or willful misconduct as to which landlord shall indemnify, save and hold Tenant harmless.

         (b) Tenant shall hold Landlord harmless form and defend the Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever; (i) occurring in on or about the Premises or any part thereof; (ii) occurring in on or about any facilities (including, without limitation, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees. Tenant further agrees to indemnify and save harmless Landlord against and from any and all claims by or on behalf of any work or thing whatsoever done by Tenant in or about or from transactions of Tenant concerning the Premises, and will further indemnify and save landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees and licensees and from and against all cost counsel fees expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability for which Tenant must indemnify Landlord hereunder. Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to landlord. The provisions of this lease with respect to any claims or liability occurring prior to expiration or termination of this Lease shall survive any such expiration or termination.

         (c) Tenant agrees to purchase agrees to purchase at its own expense and to keep in force during the term of this lease a policy or policies of workers' compensation and commercial general liability insurance including personal injury and property damage, with contractual liability endorsement in the amount of at least One Million Five Hundred Thousand Dollars ($1,500,000.00) to be adjusted annually as Landlord and Tenant may agree each acting reasonably combined single limit per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Said policies shall (i) name landlord as an additional insured and insure Landlord's contingent liability under this Lease (except for the workers' compensation policy, which shall instead include waiver of subrogation endorsement in favor of Landlord); (ii) be issued by an insurance company which is acceptable to landlord and licensed to do business in the State of Georgia and (iii) provide that said insurance shall not be cancelled unless thirty (30) days' prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Term of this Lease and upon each renewal of said insurance.

         (d) Landlord agrees to purchase at its own expense and to maintain throughout the Lease Term a policy or policies of commercial property and casualty insurance covering the full insurable value of the Building.

12.      WAIVER OF SUBROGATION

         Each of Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or to anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property even if such loss or damage shall have been caused by fault or negligence of the other party, or by anyone for whom such party may be responsible; provided, however, that this release shall be applicable and in force and effect only to such extent that such releases shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies of insurance shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder and then only to the extent of the insurance proceeds payable under such policies. Landlord and Tenant each hereby covenant and agree to cause their respective insurance carriers to include in their policies such a clause or endorsement.

13.      SERVICES AND UTILITIES

         (a) Landlord shall maintain the public and common areas of the Building, including lobbies, stairs, elevators, escalators, parking facilities, loading docks and areas, corridors and restrooms, the windows in the Building, the mechanical plumbing and electrical equipment serving the Building and the structure itself in reasonably good order and condition except for damage occasioned by the act of Tenant which damage shall be repaired by Landlord at Tenant's expense. In the event Tenant requires or needs to have one or more separate systems of either heating ventilating air-conditioning or other similar systems over and above that provided by Landlord the installation care expense and maintenance of each such system shall be borne by and paid for by Tenant.

         (b) Subject to the provisions elsewhere herein contained and to the Rules and Regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours of generally recognized business days to be conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial services during the times and in the manner that such services are, in Landlord's judgment customarily furnished in comparable office buildings in the immediate market area and elevator service.

         (c) Landlord shall provide additional or after-hours heating or air-conditioning, at Tenant's reasonable request Tenant shall pay to Landlord a reasonable charge for such services as determined from time to time by Landlord Tenant agrees to keep and cause to be kept closed all window coverings, if any, when necessary because of the sun's position and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all rules, regulations and requirements which Landlord may prescribe for the proper functioning and protection of lighting, heating, ventilating and air-conditioning systems and to comply with all laws, ordinances and regulations respecting the conservation of energy. In the event heat-generating machines excess lighting or equipment used in the Premises affect the temperature normally maintained by the air-conditioning units in the Premises. Tenant shall pay to Landlord, upon demand by Landlord all costs incurred by Landlord in excess of the ordinary costs of maintaining the normal temperature of the Premises. Landlord agrees to furnish to the Leased premises electricity for general office purposes and hot and cold water for a lavatory and drinking purposes, subject to the provisions of subparagraph 13(d) below. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises but Landlord will exercise commercially reasonable efforts to furnish uninterrupted service.

         (d) Tenant will not without the written consent of Landlord use any apparatus or device in the Premises including without limitation electronic data processing machines, punch card machines, and machines using excess lighting or electrical current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space: nor will Tenant without landlord's prior written consent connect with electrical current except through existing electrical outlets in the Premises or water pipes in the Premises any apparatus or device for the purpose of using electrical current or water provided that Tenant may rely upon any such consents or approvals by Landlord as satisfying all obligations of Tenant hereunder. If Tenant in Landlord's judgment shall require water or electrical current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space (it being understood that such an excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use or any combination of such factors). Tenant shall first procure the consent of Landlord which landlord may refuse to the use of thereof, and Landlord may cause a special meter to be installed in the Premises in order to measure the amount of water, electrical current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electrical current or other resource consumed as shown by said meters at the rates charged by the local public utility furnishing the same plus any additional expense incurred in keeping account of the water, electrical current or other resource so consumed Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from nor shall the rental herein reserved by abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and service (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building; (iii) the limitation, curtailment, rationing or restriction on use of water, electricity gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

         (e) Any sums being payable under this Paragraph shall be considered additional rent and shall be added to the next installment of rent thereafter becoming due and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

         (f) Tenant shall not provide any janitorial services without Landlord's written consent and then only through a janitorial contractor or employees at all times satisfactory to and under supervision of Landlord. Any such services provided by Tenant shall be at Tenant's sole expense, risk and responsibility.

14.      ESTOPPEL CERTIFICATE

         Within ten (10) days following any written request which Landlord may make from time to time. Tenant shall execute and deliver to Landlord in recordable form and Estoppel Certificate substantially as attached hereto as Exhibit "D" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time. Failure of Tenant to execute and deliver such certificate shall constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "D" are true and correct without exception. Landlord and Tenant intend that any statement delivered pursuant to the paragraph may be relied upon by Landlord or by any mortgages, beneficiary purchaser or prospective purchaser of the Building or any interest therein, or by anyone to whom Landlord may provide said certificate.

15.      HOLDING OVER

         Tenant will at the termination of this Lease by lapse of time or otherwise yield up immediate possession to Landlord. If Tenant retains possession of the Leased Premises or any part thereof after such termination, then Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes: (i) creation of a month to month tenancy, upon the terms and conditions set forth in this lease; or (ii) creation of a tenancy at sufferance in any case upon the terms and conditions set forth in this Lease; provided, however, that the Monthly Rental for daily rental under (iii) shall, in addition to all sums which are to be paid by Tenant hereunder, whether or not as additional rent be equal to one hundred fifty percent (150%) of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated in the case of (ii) on the basis of a 365 day year for each day Tenant remains in possession). If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the proceeding sentence. Tenant shall also pay to Landlord, as additional rent due and payable, all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Leased Premises. In any such events, Tenant shall vacate the Leased Premises and deliver full possession to Landlord upon the giving to Tenant by Landlord of ten (10) days' written notice and demand therefor. The provisions of this Paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed by Tenant or of any other right of Landlord.

16.      SUBORDINATION

         Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building or the Property upon which the Building is situated or both; and (b) the lien or interest of any mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which said Building, Property, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases or underlying leases or any such liens or interests of mortgages or deeds to secure debt. In the event that any ground lease or underlying lease is terminated for any reason or any mortgage or deed to secure debt is foreclosed or a conveyance in lieu of foreclosure is made for any reason. Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant agrees to execute such subordination, non-disturbance and attornment agreements as the holder of any mortgage or deed to secure debt may reasonably require. Tenant covenants and agrees to execute and deliver, upon demand by landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this lease with respect to any tenant of the successor in interest to landlord at the option of such successor in interest. Tenant's obligation to subordinate and attorn may reasonably be conditioned upon an agreement of non-disturbance by any such successor in interest to landlord but shall not otherwise be conditioned or withheld.

17.      RE-ENTRY BY LANDLORD

         Landlord reserves and shall at all times have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants to post notices of nonresponsibility, and to alter, improve, or repair the Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that Landlord shall provide Tenant twenty-four
(24) hours prior notice of entry except in cases of emergency or the making of repairs requested by Tenant, and that the business of Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, provided that Landlord shall indemnify, save and hold harmless Tenant for any liability to Tenant or third parties for damage to person or property caused by Landlord's entry, except when acting in response to emergency. For each of the aforesaid purposes. Landlord shall all times have and retain a key with which to unlock all of the doors in upon and about the premises and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the premises, and any entry to the premises, or portions thereof obtained by Landlord by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or any eviction actual or constructive of Tenant from the Premises or any portions thereof. Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability Tenant therefor to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, parking facilities, loading docks and areas, delivery and pick-up areas or other public parts of the Building and to change the name, number, or designation by which the Building is commonly known.

18.      INSOLVENCY OR BANKRUPTCY

         The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or an assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency bankruptcy, or reorganization act shall at Landlord's option constitute a breach of this Lease by Tenant. Upon the happening of any such event or at any time thereafter, this Lease shall terminate after written notice of termination from landlord to Tenant. In no event shall this Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise an in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

19.      DEFAULT AND REMEDIES

         (a) The following events shall be deemed to be events of default by Tenant under this Lease:

             (1) Tenant shall fail to pay when or before due any sum of money in whole or in part becoming due to be paid to Landlord hereunder whether such sum be any installment of the rent herein reserved any other treated as additional rent hereunder or any other payment or reimbursement to Landlord required herein whether or not treated as additional rent hereunder and such failure shall continue for a period of ten (10) days from the date such payment was due; or

             (2) Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder and shall not cure such failure within thirty (30) days (except immediately and forthwith if the default involves a hazardous condition) after written notice thereof to Tenant except that should completion of such cure not be possible within such thirty (30) day period Tenant shall have ninety (90) days to effect same so long as Tenant has within such thirty (30) day period commenced cure and pursues same with due and continuous diligence; or

             (3) Tenant shall fail to vacate the Leased Premises immediately and forthwith upon termination of this Lease by lapse of time or otherwise or upon termination of Tenant's right to possession only; or

             (4) If in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien upon the Leased Premises and give sufficient security to Landlord to insure payment thereof and such default shall continue for ten (10) days after written notice thereof to Tenant.

         (b) Upon the occurrence of any such events of default described in subparagraph (a) above or elsewhere in this Lease, Landlord shall have the option, at its election, to terminate this lease or to terminate Tenant's right to possession only, without terminating this lease and to pursue any one or more of the following remedies without any further notice or demand whatsoever, provided that, upon any termination of this Lease or upon any termination of Tenant's right to possession without termination of this Lease. Tenant shall in either event surrender possession and vacate the leased Premises immediately upon the expiration of five (5) days next following the giving by Landlord to Tenant of written notice demanding same and deliver possession thereof to landlord, and tenant hereby grants to Landlord full and free license to enter into and upon the Leased Premises in such event with or without process of law and to repossess Landlord of the Leased Premises and to expel or remove Tenant and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer and without incurring any liability for any damage resulting therefrom. Tenant hereby waiving any right to claim damage for such re-entry and expulsion and without relinquishing any right given to Landlord hereunder or by operation of law:

                  (1) Upon termination of this Lease, Landlord shall be entitled to recover as damages all rent including any amount treated as additional rent hereunder and other sums due and payable by Tenant on the date of termination, plus the sum of: (i) an amount equal to the then present value of the rent including any amounts treated as additional rent hereunder and other sums provided herein to be paid by Tenant for the residue of the stated Term hereof less the fair rental value of the Leased Premises for such residue (taking into account the time and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (b)(2) hereinbelow relating to recover of the Leased Premises, preparation for reletting and for reletting itself, and (ii) the cost of performing any other covenants which otherwise would have been performed by Tenant; or

                  (2) Alternatively to the remedy provided in subparagraph
(b)(1) hereinabove, upon any termination of Tenant's right to possession only without termination of this Lease, Landlord may at Landlord's option enter into the Leased Premises remove Tenant's signs and other evidences of tenancy and take and hold possession thereof as provided in subparagraph (b)(1) above, without such entry and possession terminating the Lease or releasing Tenant in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent hereunder for the full
Term: and Landlord shall then or thereafter use commercially reasonable efforts to sublet the Premises or any part thereof, on such occasions and terms as may be determined in Landlord's sole discretion and, in such event, if the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining Term hereof together with the costs of repairs, alterations, additions, redecorating, and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and broker's commissions). Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this subparagraph from time to time.

                  (3) In either of the events set forth in subparagraphs (b)(1) and (b)(2) hereinabove, Landlord may, but need not, relet or sublet the premises or any part thereof, as the case may be, for such rent and upon such terms as Landlord in its sole discretion shall determine including the right to relet the Premises for a greater or lesser than that remaining under this Lease, the right to relet the Leased Premises as a part of a larger area, and the right to change the character and use made of the Leased Premises and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent Landlord deems necessary or desirable and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting including, without limitation any broker's commission incurred by Landlord.

         (c) Should Landlord, acting reasonably and in good faith, determine that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, Landlord may, in Landlord's option, upon Tenant's continued failure to so maintain, repair or replace after twenty (20) days notice from Landlord, enter into and upon the Leased Premises, with or without process of law and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom; and Tenant agrees to reimburse Landlord on demand additional rent for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

         (d) Any and all property which may be removed from the Leased premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled may be handled removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Leased Premises shall, at Landlord's option, be deemed conveyed by Tenant to landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

         (e) In exercising any of the remedies set forth in this Lease with respect to entry or reentry of the Leased Premises, Landlord shall not be civilly or otherwise liable to Tenant for any damage to Tenant's property unless same is solely caused by the intentional or wanton, willful and reckless conduct of Landlord.

         (f) Pursuit by Landlord of any of the foregoing remedies shall not, except as set forth in the alternative in the case of those remedies provided in subparagraphs (b)(1) and (b)(2) hereinabove, preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or available in equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Leased premises, and no agreement to terminate this Lease or accept a surrender of said premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, or as accord and satisfaction of any liability of Tenant unless Landlord expressly so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon any event of default shall not be deemed or construed to constitute a waiver of such default or of landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions, of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with any attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder. Tenant agrees to pay all reasonable attorneys' fees so incurred said attorneys' fees being deemed additional rent due hereunder upon the next date the payment by Tenant of rent or any installment thereof is due.

         (g)      Without limiting the foregoing:

                  (i) Service of process upon Tenant may be had by serving any registered agent or any officer of director of Tenant at or upon the Leased Premises and Landlord or anyone acting therefor shall at all times have the right to enter seek out and locate any appropriate person for such purpose;

                  (ii) Service of process upon Landlord may be had by serving any registered agent or partner of Landlord, or any person acting therefor, at Landlord's offices in the Building or elsewhere;

                  (iii) Provided, however, neither Landlord nor Tenant hereby waive the right to serve each other with process by any other lawful means:

                  (iv) Landlord and Tenant expressly waive any right to trial by jury; and

                  (v) To the extent permitted by existing or future law of the State of Georgia. Tenant expressly waives any and all rights of redemption granted by or under any existing or future laws if Tenant is evicted or dispossessed for any cause or if Landlord obtains possession of the Premises due to Tenant's default hereunder or otherwise.

20.      DAMAGE BY FIRE OR OTHER CASUALTY

         (a) If the Building, Improvements, or Leased Premises are rendered partially or wholly untenable by fire or other casualty, at any time prior to the end of the fifteenth (15th) year next following the Commencement Date, Landlord shall reasonably proceed to rebuild, repair and or materially restore same and Tenant shall thereupon reoccupy the Premises for the remainder of the Term of the Lease.

         (b) If such untenantability occurs by fire or other casualty occurring between the end of the ten (10th) year next following the Commencement Date of the Lease and the end of the fifteenth (15th) year next following same, the Term for the Lease shall then be extended from the date of Tenant's reoccupancy for a time sufficient to extend the remaining portion of the Term to a period of ten
(10) years next following the date of Tenant's reoccupancy. During the period of time the Term of the Lease is thereby extended past what would have been the expiration date of the original Term. Tenant Monthly Rental shall be equal to the prevailing competitive market rental rate appertaining as to similar commercial office buildings in the Alpharetta, Georgia, area as of the expiration date of the original Term. As used herein, the phase "prevailing competitive market rental rate" shall mean the rental rate (projected from the date of the expiration of the original Term) which Tenant would expect to pay and Landlord would expect to receive under Leases for space at comparable size and quality to the Premises and as provided for in, and on terms and conditions comparable to this Lease covering premises similar to the Premises. If Landlord and Tenant have not reached agreement and executed an amendment to this Lease setting forth such agreement on or before the date three (3) months following the expiration of the original Term, then within ten (10) days after that date each party shall appoint and employ, at its cost, a real estate appraiser who shall be a member of the American Institute of Real Estate Appraisers (MAI) with at least ten (10) years of full-time commercial appraisal and real estate marketing experience in metropolitan Atlanta, Georgia to appraise and establish the "prevailing competitive market rental rate." The two appraisers, thus appointed, shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the date of the appointment of the last two appraisers. If they are unable to agree on the third appraiser, either of the parties, after giving five (5) days notice to the other, may apply to a judge of the United States District Court for the district in which the Premises are located for the selection of a third appraiser meeting the qualifications stated above. Each of the parties shall bear one-half of the cost of appointment of the third appraiser and of the third appraiser's fee. Within thirty (30) after the selection of the third appraiser, a majority of the appraiser shall agree upon the "prevailing competitive market rental rate." If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided however, if the low appraisal and/or the high are more than ten percent (10%) lower and or higher than the middle appraisal, the low appraisals and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such rate. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish the rate. During the period of time between Tenant's reoccupancy and the date the "prevailing competitive market rental rate" is established, Tenant will continue to pay Monthly Rental at the rate that appertained at the time the fire or other casualty occurred.

         (c) If the Building, Improvements, or Leased Premises are rendered partially or wholly untenantable by fire or other casualty at a time when less than five (5) years remain in the Lease Term, and if such damage, in Landlord's reasonable estimation, cannot be materially restored within one hundred-fifty
(150) days of such damage, then either Tenant or Landlord may, at its option, terminate this lease as of the date of such fire or casualty by written notice to the other within sixty (60) days of such fire or casualty. For purposes hereof, the Building, Improvements, or Leased premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Leased premises for the purpose for which the Premises were being used at the time of such fire or casualty.

         (d) If this Lease is not terminated pursuant to this Paragraph, then Landlord shall proceed with all due diligence to rebuild, repair and/or materially restore the Building, Improvements or Leased Premises, as the case may be and thereafter to return same as near to the condition in which same existed prior to the casualty as is reasonably feasible under all the circumstances.

         (e) If this Lease shall be terminated pursuant to this Paragraph, the Term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the Term hereof. If this lease shall not be terminated pursuant to this paragraph and if the Leased premises is untenantable in whole or in part following such damage, the Monthly Rental payable during the period in which the Leased Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.

         (f) In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Leased Premises by Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or the Leased Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         (g) In the event of any damage or destruction to the Building, the Leased Premises or the Property by any peril covered by the provisions of this Paragraph. Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense such portion or all of the property belonging to Tenant or his licensees from such portion or all of the Building or the leased premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Leased Premises prior to such removal.

21.      CONDEMNATION

         (a) If any substantial part of the Building, Improvements, available parking area or Leased Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Building or the Leased premises for the purpose for which it is then being used, this Lease shall terminate on the date title vests in the taking authority in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the Term hereof. Any decrease in available parking spaces, as provided for in Paragraph 26 below a ration of 3.75 cars per 1,000 rentable square feet of the Premises shall be deemed to materially interfere with the use by Tenant of the Building and the Premises.

         (b) If part of the Building Improvements, or Leased Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in subparagraph (a) above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of the Term of this Lease shall be reduced to such extent, if any as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Building Improvements and Leased Premises to a condition suitable for Tenant's use as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances. In no event, however, shall Landlord be required under this Lease to incur any expenses in excess of available proceeds from any taking contemplated hereby for the purposes of restoring the Building or the Premises after any such taking.

         (c) Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of streets outside the Office Park of which the Building is a part, the same being hereby assigned to Landlord by Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs for Tenant's loss of business and/or business interruption, and for any other cost, loss, damage or expense suffered by Tenant.

         (d) Notwithstanding anything to the contrary contained in this Paragraph, if the temporary use of occupancy of any part of the Premises shall be taken or appropriate under power of eminent domain during the Term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the Term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use or occupancy of the Premises during the Term of this lease and Landlord shall be entitled to receive that portion of any award which represents the costs of restoration of the Premises and the use and occupancy of the Premises after the end of the Term of this Lease.

         (e) Notwithstanding anything to the contrary contained in this Paragraph 21 or elsewhere in this Lease in the event of any condemnation, Landlord shall be entitled to receive its entire award without deduction therefrom for any estate vested in Tenant by the Lease, but Tenant shall have the right to make a separate claim with the condemning authority for, and to receive therefrom: (i) any moving expenses incurred by Tenant as a result of such condemnation, (ii) any costs incurred or paid by Tenant in connection with any alteration or improvement made by Tenant to the Premises; (iii) the value of any of Tenant's property taken; and (iv) any other separate claim which Tenant may hereafter be permitted to make under applicable law provided, however, that such other separate claim shall not reduce or adversely affect the amount of the Landlord's award.

22.      SALE BY LANDLORD

         In the event of a sale, conveyance or assignment by Landlord of all or any portion of the Building or Landlord's interest therein, or in or of the Leased Premises, or if the Building or the Leased Premises comes under the control of a mortgagee, ground lessor or similar party, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease and to recognize such successors as new Landlord or to attorn thereto and execute at this Landlord's request, an attornment agreement therewith.

23.      RIGHT OF LANDLORD TO PERFORM

         All covenants and agreements to be performed by the Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If the Tenant shall fail to pay any sum of money or incur any expense, other than rent, required to be paid by Tenant hereunder, whether or not such failure constitutes a breach of this Lease, and such failure shall continue for twenty (20) days after notice thereof by the Landlord, then Landlord may, but shall not be obligated to do so, and without waiving or releasing the Tenant from any obligations of the Tenant make any such payment or incur any such expense or perform any such act on the Tenant's part to be made or performed as in this Lease required to be adopted by Tenant. All sums so paid by the Landlord and as necessary incidental costs together with interest thereon at the rate of one and one-half percent (1 1/2%) per month, which is eighteen percent (18%) per annum, from the date of such payment by the Landlord, shall be payable as additional rent to the Landlord on demand, and the Tenant covenants to pay any such sums, and the Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by the Tenant as in the case of default by the Tenant in the payment of rent.

24.      SURRENDER OF PREMISES

         (a) Unless Tenant shall, at least one hundred-eighty (180) days before the last day of the Term hereof, give to Landlord a written notice of any desire to remain in occupancy of the Premises after that date. Landlord shall presume an intention by Tenant to surrender the Premises on that date. Nothing contained herein or in the failure of Tenant to give such notice shall be construed as an extension of the Term hereof or as consent of Landlord to any holding over by Tenant.

         (b) At the end of the Term or any renewal thereof or another sooner termination of this Lease, the Tenant will peaceably deliver up to the Landlord possession of the Premises in the same condition as received, ordinary wear and tear, damage by fire, earthquake, act of God or the elements alone excepted. So long as Tenant is not in default hereunder, Tenant may upon the termination of this Lease remove all movable furniture and equipment belonging to Tenant at Tenant's sole cost, title to same remaining in Tenant until such termination, repairing any damage caused y such removal. Upon requests by Landlord, unless otherwise then or previously agreed to in writing by landlord, Tenant shall remove at Tenant's sole cost, all movable furniture and equipment belonging to Tenant and repair any damage resulting from such removal. Property not so removed by the last day of the Term shall be deemed abandoned by Tenant and title to the same shall thereupon pass to Landlord.

         (c) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof shall, as the option of Landlord terminate all or any existing subleases or subtenancies or may at the option of Landlord operate as an assignment to Landlord of any or all such subleases or subtenancies.

25.      WAIVER

         If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by Landlord or Tenant of any term, covenant or condition contained in this lease may only be made by a writing, shall be effective only with respect to the subject manner stated therein, and only for such time and to such extent as provided therein.

26.      PARKING

         Landlord shall provide for the non-assigned use of Tenant up to the greater of (a) 320 parking spaces or (b) four (4) spaces per 1,000 net rentable area of the Leased Premises. Said spaces shall not be reserved or otherwise designated.

27.      NOTICES

         Each notice required or permitted to be given under this Lease shall be sent by hand delivery or by depositing it with the United States Postal Service or the official successor thereto, certified or registered mail, return receipt requested with adequate postage prepaid, addressed to the appropriate party as hereinafter provided. Each such notice shall be effective upon being hand delivered or deposited with the United States Postal Service, as the case may be, but the time period in which a response to any such notice must be given or any action taken with respect thereto shall commence to run from the date of receipt of the notice by the address thereof, as evidenced by the delivery record of the messenger or courier service or by the return receipt of the United States Postal Service, as the case may be Rejection or other refusal by the addressee to accept or the inability of the messenger or courier service or the United States Postal Service to deliver because of a changed address of which no notice was given, shall in any case be deemed to be the receipt of the notice sent. The addresses of Landlord and Tenant are as follows:


         Landlord:                 Regency Park West Associate
                                   2929 Lenox Road
                                   Atlanta, Georgia 30324

         With a copy to:           GE Capital
                                   One Georgia Center
                                   600 West Peachtree Street; Suite 800
                                   Atlanta, Georgia 30308
                                   Attn:  Mr. Julio Perez

         Tenant:                   TheraTx, Incorporated              From and after July 1, 1997
                                   400 Northridge Road                "At the Premises"
                                   Suite 400
                                   Atlanta, Georgia 30350
                                   Attn: Mr. B. Wayne Clark, Vice President-Administrative Services

         Any party shall have the right from time to time to change the address to which notices to it shall be sent and to specify up to two additional addresses to which copies of notices to it shall be sent by giving to the other party or parties at least thirty (30) days prior notice of the changed address or additional addresses.

28.      CERTAIN RIGHTS RESERVED TO LANDLORD

         Landlord reserves and may exercise the following rights without affecting Tenant's obligations hereunder:

         (a) To change the name of the Building;

         (b) To designate all sources furnishing sign painting and lettering; and, while obtaining competitive pricing from multiple sources for same, to also designate all sources for towels, valet service and toilet supplies, lamps and bulbs used in the Leased Premises;

         (c) To retain at all times pass keys to the Leased Premises;

         (d) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

         (e) To close the Building after regular work hours and on legal holidays subject, however to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchmen by registration or otherwise and that said persons establish their right to enter or leave the Building; and

         (f) To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Leased Premises or the Building and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the Leased Premises or the Building or Landlord's interest or as may be necessary or desirable in the operation of the Building.

         Landlord may enter upon the Leased Premises and may reasonably exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use of possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations

29.      ABANDONMENT

         Tenant shall not vacate or abandon the Premises at any time during the Term, and if Tenant shall abandon, vacate, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord be deemed to be abandoned and title thereto shall, at the option of Landlord, thereupon pass to Landlord.

30.      SUCCESSORS

         Subject to the provisions of Paragraph 10 hereof, the terms, covenants, and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

31.      ATTORNEYS' FEES

         In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the court in such action or proceeding.

32.      CORPORATE AUTHORITY

         If Tenant signs as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and every one of the persons signing on behalf of the corporation are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

33.      MORTGAGEE APPROVALS

         Any approvals or consents of Landlord required under any provisions of this Lease shall not be deemed to have been unreasonably withheld if any mortgagee (which shall include the holder of any deed to secure debt) of the Premises. Building or Property or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

34.      LANDLORD'S LIEN

         In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant thereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph at public or private sale upon providing the notice called for by the Uniform Commercial Code, or if none is so supplied by providing five (5) days' written notice to Tenant. Tenant hereby agrees that Landlord may record this Lease or a memorandum thereof at Landlord's discretion. Tenant further agrees that this lease shall constitute a security agreement and further agrees to execute for recordation, simultaneously with execution of this Lease or at such other time designated by Landlord at its sole discretion, such financing statements and other instruments deemed necessary or desirable in the sole discretion of Landlord to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

35.      QUIET ENJOYMENT

         Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the Rentals and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Leased Premises for the Term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. In the event this Lease is a sublease, then Tenant agrees to take the Leased Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance; provided, Landlord shall enforce all Rules and Regulations of the Building even-handedly upon all Tenants of the Building.

36.      LIMITATION OF LANDLORD'S LIABILITY AND EXCULPATION OF PARTNERS

         In no event shall Landlord's liability for breach of this Lease exceed the amount of rent then remaining unpaid for the then current Term (exclusive of any renewal periods which have not then actually commenced). This provision is not intended to be a measure or agreed amount of Landlord's liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event. Furthermore, any liability of Landlord hereunder shall be enforceable only for and out of the interest of Landlord in the Building. Anything to the contrary contained in this Lease notwithstanding there shall in no event be any personal or derivative liability with respect to, arising from or related in any manner to the terms, covenants, conditions and provisions of this Lease or their application, south or enforced against any persons, firms or other entities who constitute the partners of Landlord, and Tenant hereby exculpates each and all partners of Landlord from any and all liability arising from or relating to this Lease and its provisions or from Landlord's status as such hereunder. Tenant shall, subject to the rights of any ground lessor, mortgagee or holder of any security interest, look solely to the interest of Landlord, its successors and assigns, in the Building for the satisfaction of each and every remedy, if any, of Tenant as against Landlord herein, including default by Landlord hereunder, and shall in no event have or seek such satisfaction out of the separate assets of, or from, any partner of Landlord.

37.      RIGHT TO RELOCATE  [OMITTED]

38.      DISCLAIMER OF CREATION OF PARTNERSHIP OR JOINT VENTURE

         This Lease shall not be deemed to create or constitute a partnership or joint venture of and between Landlord and Tenant for any purpose: nor is Landlord to be deemed for any purpose as master, servant, employer, employee, principal or agent of Tenant.

39.      LEASE EFFECTIVE DATE

         Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and is not effective as a lease or otherwise until execution by both Landlord and Tenant.

40.      RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the Rules and Regulations printed on Exhibit "E" annexed to this Lease and all reasonable additions thereto as are from time to time now or hereafter at any time put into effect by Landlord. Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building or Office Park of any obligation under said Rules and Regulations, but shall apply and enforce same uniformly as to all Tenants.

41.      NO BROKERS

         Tenant represents and warrants to Landlord that, except for Richard Bowers & Company no broker, agent, commission salesman or other person has represented Tenant in the negotiations for and procurement of this Lease and that, except for the commission payable in connection herewith to any person or entity. Tenant and Landlord hereby acknowledge and agree that the commission payable to the said Richard Bowers & Company in connection with the Lease is the sole responsibility of Landlord, and that said commission shall be paid by Landlord to the said Richard Bowers & Company in accordance with the terms of a separate agreement. Tenant and Landlord also acknowledge that American Resurgens Management Corp. has acted as agent for Landlord in this transaction and is to be compensated for its services in connection therewith in accordance with a separate agreement with Landlord. American Resurgens Management Corp. has not acted as agent for Tenant in this transaction.

42.      RECORDING

         Neither this Lease, nor any memorandum hereof, shall be recorded by Tenant without Landlord's prior written consent to such recording, which shall not be unreasonably withheld as to a Memorandum of Lease.

43.      MISCELLANEOUS

         (a) The Paragraph numbers and Paragraph headings herein, and designations of subparagraphs, are for convenience of reference only and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease, which shall be construed without reference thereto.

         (b) If this Lease is signed by more than one person, or if Tenant is a partnership, joint venture, or other business organization the members of which are subject to personal liability, the obligations and liability of each such person or member hereunder shall be joint and several.

         (c) The term "Landlord" in this Lease shall include Landlord and its successors and assigns.

         (d) The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine, feminine or neuter genders, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

         (e) "Office Park" means the business park owned by Lessor and comprising approximately 150 acres located situate to Rock Mill Road in Land Lots 592, 605, 606 and 639 of the 1st District, 2nd Section, Alpharetta, Fulton County, Georgia, all as more particularly described in Exhibit "B" attached hereto and by this reference made a part hereof.

         (f) "Common Areas" means those portions of the Office Park lying outside the Building which are designated as "common areas" for the use, enjoyment and benefit of all owners or tenants of property located within the Office Park and their lessees, sublessees and invitees.

         (g) Time is of the essence of this Lease and each and all of its provisions.

         (h) This Lease shall in all respects be governed by and construed under the laws of the State of Georgia.

         (i) Tenant shall have no right to hold back, offset or otherwise fail to pay any rent, including additional rent, due to any other charges assessed under any provision of this Lease, for or on account of any claim or counterclaim alleged against Landlord, save and except pursuant to an order issued with prior notice to Landlord and after a hearing by a court of record of competent jurisdiction in the State of Georgia.

         (j) This Lease, together with its Exhibits and riders, if any, contains all the agreements of the parties hereto and supersedes any previous negotiations or agreements, whether oral or written. There have been no representatives made by the Landlord or understandings made between the parties other than those set forth in this Lease and its Exhibits.

         (k) This Lease may not be modified except by a written instrument executed by all the parties hereto or their successors and assigns.

         (l) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term hereof.

         (m) If, for any reason whatsoever, any clause, phrase, provision or portion of this Lease, or the application thereof to any person or circumstances, shall be or become invalid, unenforceable or ineffective, such event shall not affect, impair or render invalid, unenforceable or ineffective the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances. It is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is or may become invalid, unenforceable or ineffective, there be added as a part of this Lease a clause, phrase, provision or portion as like and similar in terms to such invalid, unenforceable or ineffective clause, phrase, provision or portion as may be valid, enforceable and effective.

         (n) Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party so charged shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to causes of any kind whatsoever including, without limitation, acts or events of force majeure, which are beyond the control of that party. The period for performance of any such delayed action by the party so charged shall be extended for a period equivalent to the period of such delay.

         (o) Notwithstanding any other provisions of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth
(20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder. The purpose and intent of this provision is to avoid the application of the Rule Against Perpetuities to this Lease.

44.      SPECIAL STIPULATIONS

         Additional provisions of this Lease are set forth in the Special Stipulations attached hereto and made a part hereof as Exhibit "F". In the event of a conflict between the preceding provisions of this Lease and the provisions of the Special Stipulations, Exhibit "F", the provisions of the Special Stipulations shall control.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease under their hands and seals the day and year first above written, each warranting to the other that it has the authority to do so and the capacity to bind the respective entities identified as Landlord and Tenant hereunder.

                                             LANDLORD:
                                             REGENCY PARK WEST ASSOCIATES, L.P.,
                                             A Georgia Limited Partnership

                                             By: AMERICAN RESURGENS MANAGEMENT
                                                 CORP.
                                                 A Georgia Corporation
                                                 As General Partner

WITNESS/ATTEST:

/s/ [Illegible]                             By: /s/ [Illegible]
------------------------------------           --------------------------------
                                            Its:     [Illegible]
                                                -------------------------------

                                            (CORPORATE SEAL)

                                            TENANT:

                                            THERATX, INCORPORATED
                                            A Delaware Corporation

                                            By:      /s/ [Illegible]
                                               --------------------------------
                                            Its:     [Illegible]
                                                -------------------------------

                                            (CORPORATE SEAL)

APPROVED:

GENERAL ELECTRIC REAL
ESTATE EQUITIES, INC.

By:      /s/ [Illegible]
   -------------------------------

                                   EXHIBIT "A"

                           LEASED PREMISES FLOOR PLAN


                                 TO BE PROVIDED
                   (per Special Stipulation #18, Exhibit "F")


                             [No Document Attached]

                                   EXHIBIT "B"

                          OFFICE PARK LEGAL DESCRIPTION


                                 TO BE PROVIDED
                   (per Special Stipulation #17, Exhibit "F")

                             [No Document Attached]

                                  EXHIBIT "B-1"

                               Conceptual Plan for
                                 GE Capital and
                       American Resurgens Management Corp.


                              [Office Site Design]

                                   EXHIBIT "C"
                      LEASED PREMISES IMPROVEMENT AGREEMENT

         In consideration of Tenant's execution of the Lease to which this Agreement forms an Exhibit, and for the mutual considerations hereinafter recited, Landlord shall provide o the Premises and Tenant shall receive, accept and provide the following:

SECTION (A) - ARCHITECTURAL, ENGINEERING AND OTHER SERVICES:

(1) Landlord shall provide Tenant with an allowance of Seventy Three Thousand Fifty-Nine Dollars ($73,059.00), equivalent to One Dollar ($1.00) per usable square foot of the Lease Premises, for use by Tenant in obtaining architectural and engineering services prior and incident to construction of Tenant Improvements therein. Tenant, at its sole cost and expense and through Landlord's designated Architect and/or Engineer, shall then cause to be prepared Plans and Specifications for Tenant's Premises as follows:

         (a) Detailed architectural drawings and specifications for Tenant's partition plan, reflected ceiling plan, power, communication, and telephone plan (location of data and telephone outlets with pull boxes only), electrical outlets, finish plan, elevations, details and sections;

         (b) Mechanical, electrical, plumbing and lighting plans and specifications where necessary for installation to Base Building heating and air conditioning systems. (Landlord shall provide the Architectural and Mechanical services with respect to completing the improvements outlined in Section B).

(2) Landlord and Tenant hereby agree that time is of the essence and that the following sequence and schedule shall be strictly adhered to with respect to the design and development of construction of Improvements to Tenant's Premises:

         (a) Tenant shall select a coordinator who provides Architect with information for development of initial space plan within twelve (12) weeks from execution of Lease.

         (b)      Architect shall then prepare initial space plan within four
                  (4) weeks of receipt of Tenant information;

         (c) Upon receipt of space plan, Tenant's coordinator, as required, shall provide additional information for development of schematic pricing drawings, in not later than two (2) weeks;

         (d) Architect shall then prepare schematic pricing drawings and specifications within two (2) weeks from receipt of information provided for in (2)(c) above;

         (e) Landlord, or its designated agent shall prepare a cost estimate based upon the drawings referred to in (2)(d) above within two (2) weeks of receipt of schematic pricing drawings;

         (f) Tenant reviews and approves or adjusts the schematic pricing drawings and the cost estimate, as outlined in (2)(d) and
                  (2)(e) above, and provides Landlord all remaining information needed to develop final Plans and specifications by no later than one week thereafter;

         (g) Landlord, based upon all information previously provided and approved by Tenant, authorizes Architect to prepare final Plans and Specifications within four (4) weeks;

         (h) Tenant reviews and signs off on the final Plans and Specifications prepared in accordance with (2)(g) above within one (1) week;

         Upon receipt from Tenant of the approved final Plans and Specifications referred to in (2)(h) above, Landlord shall obtain a minimum of three
         (3) competitive bids and select a contractor, who shall substantially complete Tenant" Premises by June 30, 1996. Landlord shall provide Tenant with a Tenant Improvement Allowance of One Million One Hundred Twenty Thousand Dollars ($1,120,000.00), equivalent to Fourteen Dollars ($14.00) per rentable square foot of the Leased Premises. Should the cost of all improvements to Tenant's premises exceed Tenant's Improvements Allowance, Tenant shall pay Landlord such excess costs prior to the time payment of any sum including same is due to be made by Landlord to the contractor under the contract for improvements. Said excess costs shall be deemed Additional Rent under the Lease. Failure by Tenant to pay any sums when due will constitute a failure to pay rent when due and be, at Landlord's option, an event of default by Tenant under the Lease. Any contractor-initiated change order must be reviewed and approved by Landlord and Tenant, which review and approval will not e unreasonably withheld. Should cost of improvements to Tenant be less than the Tenant Improvement Allowance, Tenant may apply the remainder thereof to the cost of future Tenant improvements to expansion areas.

(3) Should Tenant, subsequent to commencement of construction of Improvements to its Premises, modify the Plans and Specifications in any way, Tenant shall pay all additional costs thereby incurred by Landlord plus a fee of twenty-one percent (21%) of the additional cost for Landlord's cost of coordination, supervision and overhead resulting from the revisions to said Plans and Specifications, excluding any additional architectural and/or engineering fees. All revised or additional Plans and Specifications are subject to Landlord's prior review and written approval. Should any revisions or additions to the original Plans and Specifications result in a delay of substantial completion of the Premises, Tenant agrees that such shall constitute a "Tenant Delay".

SECTION (B) - LANDLORD'S IMPROVEMENTS:

         Preliminary to completion of construction of the Tenant Improvement Work provided for elsewhere in this Agreement, the following improvements to the Premises (herein called "Base Building Work") shall have been or be completed by Landlord at its expense

                  (1) Perimeter walls and core walls completed, taped and bedded, ready for paint finish;

                  (2) Floor - Unfinished concrete slab floor at the interior of the Leased Premises ready to receive carpeting or other floor covering;

                  (3) Building Standard 110-volt power supplied to the building core, together with building standard power grid installed in ceiling;

                  (4)      Men's and women's restroom facilities;

                  (5)      Sprinkler riser and main loop;

                  (6) Building standard voice communication speakers, exit lights, fire extinguishers and cabinets within common areas, including the core area;

                  (7) 2' x 2' ceiling grid system installed throughout with 2' x 2' ceiling tiles stacked on the floors;

                  (8) Perimeter HVAC system installed from mixing boxes including ductwork and perimeter slot diffusers;

                  (9) Building standard sprinkler distribution from main loop to sprinkler heads, and building standard chrome semi-recessed sprinkler heads;

                  (11) Thin line (1") aluminum horizontal blinds to cover all exterior windows;

                  (12) Electrical Service - Provision of up to 3.5 watts (but no more that 3.5 watts) per usable square foot of the Leased Premises. This service shall provide power for lighting fixtures, base and floor outlets and/or miscellaneous equipment. All additional electrical service exceeding 3.5 watts per usable square foot shall be separately connected and metered at the power source. Tenant shall pay for any and all costs to submeter and all excess power as metered on a monthly basis;

                  (13) Heating, Ventilating and Air Conditioning Engineering and installation of the base building HVAC system to provide cool and warm air exterior zones supplied though slot diffusers in accordance with the following specifications:


                                            Summer Conditions

                           Inside Temperature            Outside Temperature
                           75 d.F dry bulb               92 d.F dry bulb
                           50% relative humidity         78 wet bulb

                                             Winter Conditions

                           Inside Temperature            Outside Temperature
                           72 d.F dry bulb               14 d.F dry bulb

                                    Any relocation of sprinklers or addition of
                  sprinklers will be at Tenant's cost.

                                    All remaining preparation of the Leased
                  Premises shall be considered as Tenant's Work, to be completed at Tenant's sole expense.

                  SECTION (C) - GENERAL PROVISIONS:

                                    (1) Landlord will permit Tenant and its
                  agent to enter the premises prior to the date specified as the Commencement Date of the Term of the Lease, allowing Tenant to perform through its own contractors (to be first approved by Landlord) such other work and decorations as Tenant may desire at the same time that Landlord's contractors are working in the Premises. The foregoing license to enter prior to the Commencement Date of the Lease Term, however, is conditioned upon Tenant's workmen and mechanics working in harmony with and not interfering with the labor employed by Landlord, Landlord's mechanics or contractors or by any other Tenant(s) or their contractors, and not impeding or interfering with Landlord's work or the progress thereof. Such access shall at times be subject to the control and restrictions of the Landlord. Such entry shall be deemed to be under all of the terms, covenants, provisions and conditions of the Lease except Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's decorations or installations made prior to the Commencement Date of the Term of the Lease, the making of any of same being done solely at Tenant's risk.

                                    (2) Workers' compensation, and pubic
                  liability insurance for bodily injury and property damage, all in required amounts and with company's name and on forms satisfactory to Landlord, shall be provided and at all times maintained by Tenant's contractors engaged in the performance of the work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord.

                                    (3) If Tenant's contractors or anyone
                  employed by Tenant shall cause a delay in completing Tenant's alterations, Tenant agrees that such delay will constitute a "Tenant Delay."

                                    (4) Should Landlord be unable to complete
                  the work as scheduled as a result of a "Tenant Delay", Tenant shall pay to Landlord, as Additional Rent, one (1) day's base rent computed in accordance with the Lease for each calendar day of "Tenant Delay", as liquidated damages and not as a penalty, it being agreed that Landlord's damages and not as a penalty, it being agreed that Landlord's damages for such delay would be otherwise difficult to determine. Said Additional Rent will be due within thirty (30) days of Tenant's receipt of Landlord's notice therefor.

                                    (5) Landlord, upon prior notice to Tenant,
                  reserves the right to make reasonable substitutions of equal or better quality and value for building standard materials in the event of unavailability of materials or due to field conditions.

                                    (6) Tenant and Landlord acknowledge, by
                  execution in their respective spaces provided hereinbelow for that purpose; that the foregoing correctly set forth all the obligations of Landlord and Tenant with respect thereto are hereby extinguished and merged into this Agreement; and that each has full authority and consent to bind the respective contracting parties.

                                    IN WITNESS WHEREOF the parties have executed
                  this Lease Premises Improvement Agreement this ____ day of [Illegible], 1995.

                                      LANDLORD:

                                      REGENCY PARK WEST ASSOCIATES
                                      A Georgia General Partnership

                                      By:      AMERICAN RESURGENS
                                               MANAGEMENT CORP.,
                                               A Georgia Corporation

                 WITNESS/ATTEST:


                 /s/ [Illegible]
                 -------------------   By: /s/ James L. McMahan
                                          -------------------------------------
                                           James L. McMahan
                                           Its:  Chairman
                                           (CORPORATE SEAL)

                                       TENANT:

                                       THERATX, INC.
                                       A Delaware Corporation


                                       By: /s/ John A. Bardis
                                          -------------------------------------
                                       Its:  President and CEO

                  APPROVED:

                  GENERAL ELECTRIC REAL
                  ESTATE EQUITIES, INC.


                  By: [/s/ Illegible]
                     -------------------------

                                   EXHIBIT "D"
                              ESTOPPEL CERTIFICATE

(Lender's Name)





Gentlemen:

The undersigned, as Tenant under that certain lease (the "Lease") dated __________________, 19,_, made with____________________________, as Landlord
(the "Landlord"), does hereby agree and certify:

1. That the copy of the Lease attached hereto as Exhibit "A" is a true and complete copy of the Lease, and there are no amendments, modifications or extensions of or to the Lease except as set forth immediately below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

2. That the term of the Lease commenced or began on ______________, 19 ___, and the Lease is now in full force and effect.

3. That its Leased Premises at the above location have been completed in accordance with the terms of the Lease, that it has accepted possession of said premises, that it now occupies the same and that Tenant is paying full lease rental.

4. That it began paying rent on , 19__, and that, save only as may be required by the terms of the Lease, no rental has been paid in advance, nor has the undersigned deposited any sums with the Landlord as security except as set forth immediately below:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

5. That there exist no defenses or offsets to enforcement of the Lease by the Landlord and, so far as is known to the undersigned, the Landlord is not, as of the date hereof, in default in the performance of the Lease, nor has the Landlord committed any breach thereof, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default or breach by the Landlord.

The undersigned acknowledges that you are relying on the above representations of the undersigned in (advancing funds to purchase the existing first mortgage loan covering the building in which the Leased Promises are located)/(purchasing the building in which the Leased Premises are located) and does hereby warrant and affirm to and for your benefit, and that of your successors and assigns, that each of the foregoing representations is true, correct and complete as of the date hereof.

DATED: ______________________________________________

TENANT: _____________________________________________

BY: _________________________________________________

ITS: ________________________________________________

                                   EXHIBIT "E"
                              RULES AND REGULATIONS

         1. Sidewalks, courts, ramps, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, bus stops, halls, passages, exits, entrances, elevators, escalators, stairways of the Building and throughout the Common Area and other areas and improvements provided by Landlord for the general use of tenants, their employees, visitors, invitees and licensees, shall not be covered or obstructed by Tenant or used by it for any purpose other than for ingress and egress from the Leased Premises, the Building or the Common Area, as applicable. The walls, partitions, windows and doors that reflect or admit light into passageways or into any other part of the Building shall not be covered or obstructed. The halls, courts, parking facilities, loading docks and areas, driveways, delivery, drop-off and pick-up areas, passages, exits, entrances, elevators, escalators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, may be prejudicial to the safety, character, reputation and interests of the Common Area, the Building and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of such tenant's business unless such persons are engaged in illegal or immoral activities. Tenant, and its employees, visitors, invitees or licensees of any tenant, shall not go upon the roof of the Building, except as previously authorized by Landlord.

         2. No sign, placard, picture, name, notice, decoration or advertisement visible horizontally or vertically from the exterior of Leased Premises shall be inscribed, painted, affixed, installed or otherwise displayed by any tenant either on its Premises or any interior or exterior part of the Building without the prior written consent of Landlord, and only then at the sole cost and expense of Tenant. Landlord shall have the right to remove any such sign, placard, picture, name, notice, decoration or advertisement without notice to and at the sole cost and expense of tenant.

            (a) If Landlord shall have given such consent to Tenant at any time, whether before or after the execution of a lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such lease, and shall be deemed to relate only to the particular sign, placard, picture, name, notice, decoration or advertisement so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, notice, decoration or advertisement.

            (b) All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the sole expense of Tenant by a person previously approved in writing by Landlord.

         3. The directory of the Building will be provided exclusively for the display of the name and location of tenants only, in such manner and arrangement as may be from time to time determined by Landlord, and Landlord reserves the right to exclude any other names therefrom.

         4. No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any premises without the prior written consent of Landlord. In any event with the prior written consent of Landlord, all such items shall be installed inside of Landlord's standard window covering and shall in no way be visible from the exterior of the Building. No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building. No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

         5. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 6:00 a.m. and at all hours on Saturdays, Sundays and holidays all persons other than Tenant or its accompanied guests. Tenant shall be responsible for all persons whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

            (a) Landlord shall in no case be liable for damages or for error with regard to the admission to or exclusion from the Building of any person.

            (b) During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing the doors, or otherwise, for the safety of tenants and protection of the Building and property in the Building.

         6. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness of Tenant's Premises. Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any tenant by the Landlord's janitor or any other employee or any other person.

         7. Tenant shall not obtain or maintain for use on its Premises coin-operated vending machines or accept barbering or bootblacking services in its Premises except from persons authorized by Landlord.

         8. Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before the tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the tenant shall make good all injuries sustained by other tenants or occupants of the Building. On multiple tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

         9. Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's mechanical systems, and shall refrain from attempting to adjust any controls.

         10. No additional locks or bolts of any kind shall be placed on any door in the building or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two keys for each lock on doors in the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys shall be returned to Landlord upon the termination of this lease. Landlord may at all times keep a pass key to the Premises.

         11. The toilet-rooms, toilets, urinals, wash bowls, water apparatus, and other plumbing facilities shall not be used any purpose other than for those for which they were constructed or installed. All plumbing lines shall be kept open and no sweepings, rubbish, chemical, or other unsuitable or foreign substances of any kind shall be thrown or placed therein or in any of the toilets, urinals, wash bowls, water apparatus or other plumbing facilities. The expense of any breakage, stoppage or damage resulting from violation(s) of this rule by Tenant or Tenant's agents, employees, invitee, licensees or visitors, shall be borne by Tenant and shall be paid to Landlord immediately upon Landlord's demand. No restrooms in the Common Areas shall be used as smoking areas clothes changing facilities, or lounging or meeting areas. Furthermore, no bathing (other than the washing of hands and face) shall be done in the restrooms, and no hair dryers, shavers (electric or manual) or other appliances shall be used in the restrooms at any time. Tenant shall not allow or permit its agents, employees, invitee, licensees or visitors to congregate in the restrooms for any reason or to otherwise violate the above provisions of this Rule 11.

         12. Tenant shall not use, keep, store or permit in its Premises or the Building any: (a) ether, naptha, phosphorous, benzol, gasoline, benzine, petroleum, crude or refined earth or coal oils, kerosene or camphene, other than in limited quantities necessary for the operation or maintenance of office equipment; (b) any other flammable, combustible, explosive gas or material of any kind; or (c) any other fluid, gas or material of any kind having an offensive odor, unless previously obtaining written consent of the Landlord. Tenant shall use no method of heating or air-conditioning other than that supplied by Landlord.

         13. No odors or vapors shall be caused or permitted to emanate from the Premises. Tenant shall not use, keep, store or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations or interfere in any way with other tenants or those having business therein, nor shall any live animals or birds other than seeing eye dogs be brought or kept in or about the Premises or the Building.

         14. Tenant shall not use, permit or suffer the use of the Premises or the Building or the Common Areas of the office park for living, sleeping or lodging; shall not do any cooking or conduct any restaurant, luncheonette, or cafeteria business for the sale or service of food or beverages to persons other than its own employees and guests (in which event only equipment approved by Underwriters' Laboratory shall be used or installed); and shall not permit the delivery of food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord.

         15. Except with the prior written consent of Landlord, Tenant shall not sell, permit the sale, at retail, of newspapers, magazines, periodicals, theatre tickets or any other goods or merchandise in or on any Premises, nor shall tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, or bootblacking parlor nor shall the Premises of Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in Tenant's Lease.

         16. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instruction in their installation. Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

         17. Tenant shall not install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building. Tenant shall not use or permit operation of any musical or sound-producing instruments or devices which may be board outside the Premises, or interfere with radio or television broadcasting or reception from or in the Building or elsewhere. No signalling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed in connection with the Premises without the prior written approval of Landlord. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (i) the installation and use of such electrical protecting devices that prevent the transmission of excessive currents of electricity into or through the Building, (ii) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (iii) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenant must be clearly tagged at the Building, with (i) the number of the Premises to which said wires lead, (ii) the purpose for which wires are used, and (iii) the name of the company operating same.

         18. Tenant shall lay no linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its Premises in any manner except as approved in writing by Landlord. The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by Tenant if it or its contractors, employees or invitees, shall have caused the damage.

         19. No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the Building or carried upon or down the elevators except between such hours and in such elevators as shall be designated by Landlord. Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand an wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof. Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

         20. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed by Tenant to move such equipment in or out of the Building must be acceptable by Landlord.

         21. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Tenant shall not mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

         22. Tenant shall not install, maintain or operate upon the Premises any vending machine without the written consent of the Landlord.